UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________

Schedule 14A

___________________________________

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Kindly MD, Inc.
(Name of Registrant as Specified in its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

November 3, 2025

Dear Kindly MD Stockholder:

You are cordially invited to attend the 2025 Annual Meeting (the “Annual Meeting”) of Stockholders of Kindly MD, Inc. (“Kindly MD”). The Annual Meeting will be held promptly at 8:30 a.m. (Mountain Time), on December 17, 2025. The Annual Meeting will be a completely “virtual” meeting.

Please note that attendance at the Annual Meeting will be limited to stockholders as of the record date (or their authorized representatives) and guests of the Company. Proof of ownership may be established with a copy of the enclosed proxy card. You may wish to refer to page one of this Proxy Statement for information about voting your proxy, including voting at the Annual Meeting. If you will be unable to attend the Annual Meeting, please complete your proxy and return it as soon as possible. If you decide later to attend the Annual Meeting, you may revoke the proxy and vote in person.

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), the Company uses the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s stockholders. All stockholders will have the ability to access the proxy materials (including the Company’s Annual Report to the stockholders, the Proxy Statement or the form of proxy) via the Internet at https://investors.kindlymd.com. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice contains a control number that you will need to vote your shares. Please keep the Notice for your reference through the Annual Meeting date. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings.

Whether or not you plan to attend the Annual Meeting, please vote electronically via the Internet, or, if you requested paper copies of the proxy materials, please complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope. See “How do I cast my vote?” in the Proxy Statement for more details.

Sincerely,
/s/ David Bailey
David Bailey
Chief Executive Officer and Chairman of the Board

KINDLY MD, INC.

5097 South 900 East, Suite 100
Salt Lake City, Utah 84117
(385) 388-8220

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 17, 2025

When	December 17, 2025 at 8:30 a.m. Mountain Time
Where	Virtually at https://meeting.vstocktransfer.com/KINDLYDEC25
Proposal 1	To elect two Class I directors named in the proxy statement to serve on the Board of Directors. The Board of Directors recommends a vote “FOR” the Class I director nominees.
Proposal 2	To approve the conversion of Kindly MD from a Utah corporation to a Delaware corporation. The Board of Directors recommends a vote “FOR” this proposal.
Proposal 3

To ratify the appointment of Sadler, Gibb & Associates, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

The Board of Directors recommends a vote “FOR” this proposal

Proposal 4

To approve the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and voting of proxies in the event that there are not sufficient votes in favor of Proposals 1-3 or if there are not sufficient shares present to establish a quorum.

The Board of Directors recommends a vote “FOR” this proposal

Who Can Vote	Only owners of record of the Company’s issued and outstanding Common Stock as of the close of business on October 23, 2025. Each share of Common Stock is entitled to one vote.
Date of Mailing	A Notice or a printed copy of the proxy materials is first being mailed to stockholders of record entitled to receive notice of the Annual Meeting on or about November 3, 2025.

PLEASE PROMPTLY FILL IN, SIGN, DATE AND RETURN THE ENCLOSED PROXY, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING.

If your shares are held in the name of a third-party brokerage firm, nominee, or other institution, only that third party may vote your shares. In that case, please promptly contact the third party responsible for your account and give instructions on how your shares should be voted.

In accordance with rules and regulations adopted by the Securities and Exchange Commission, we have elected to furnish our proxy materials to stockholders by providing access to the materials on the Internet. Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) has been mailed to the majority of our stockholders, while other stockholders have instead received paper copies of the documents accessible on the Internet. It is important that your shares be represented and voted, whether or not you plan to attend the virtual annual meeting. If you are the registered holder of your shares and are viewing the proxy statement on the Internet, you may grant your proxy electronically via the Internet by following the instructions in the Notice previously mailed to you and the instructions listed on the Internet site. If you are receiving a paper copy of the proxy statement, you may vote by completing and mailing the proxy card enclosed with the proxy statement, or you may grant your proxy electronically via the Internet by following the instructions on the Notice or proxy card. If your shares are held in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should review the Notice used by that firm to determine whether and how you will be able to submit your proxy over the Internet. Submitting a proxy over the Internet, or by mailing a proxy card will ensure your shares are represented at the annual meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by stockholders of record at the Annual Meeting by clicking the “Resources” button on the screen during the Annual Meeting.

By order of the Board of Directors
/s/ David Bailey
David Bailey
Chief Executive Officer and Chairman of the Board
Salt Lake City, Utah
Dated: November 3, 2025

i

KINDLY MD, INC.
5097 South 900 East, Suite 100
Salt Lake City, Utah 84117
(385) 388-8220

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 17, 2025

This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of Kindly MD, Inc., a Utah corporation, for use at the 2025 annual meeting of stockholders (the “Annual Meeting”) to be held on December 17, 2025 at 8:30 a.m. Mountain Time, and any postponement or adjournment(s) thereof. This Proxy Statement and related materials were first made available to stockholders of record entitled to receive notice of the Annual Meeting on or about November 3, 2025.

DEFINITIONS

Unless the context specifically requires otherwise, references to the “Company,” “we,” “us,” “our,” “Kindly” and “Kindly MD” refer specifically to Kindly MD, Inc. and its consolidated subsidiaries.

In addition, unless the context otherwise requires and for the purposes of this Proxy Statement only:

•        “Code” refers to the Internal Revenue Code of 1986, as amended from time to time;

•        “Exchange Act” refers to the Securities Exchange Act of 1934, as amended;

•        “Fiscal Year” refers to the applicable annual period ended on December 31;

•        “SEC” or the “Commission” refers to the United States Securities and Exchange Commission; and

•        “Securities Act” refers to the Securities Act of 1933, as amended.

INFORMATION CONCERNING SOLICITATION AND VOTING

Our Board is soliciting proxies for the Annual Meeting. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

The Company will pay the costs of soliciting proxies from stockholders. Our directors, officers, and regular employees may solicit proxies on behalf of the Company, without additional compensation, personally or by telephone.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

1.      What are proxy materials?

A proxy statement is a document that includes information that we are required to provide to you under the rules promulgated by the SEC and is designed to assist you in voting your shares (your “shares”) of the Company’s Common Stock, par value $0.001 per share (“Common Stock”) at the Annual Meeting. The proxy materials include our Proxy Statement, our Annual Report to Stockholders (including our Annual Report on Form 10-K for the fiscal year ended December 31, 2024) (the “Annual Report”), and a proxy card or a voting instruction card for the Annual Meeting, if you request a printed copy of the proxy materials.

This Proxy Statement contains information about the Annual Meeting and was prepared by our management. We sent a Notice of Internet Availability of Proxy Materials (the “Notice”) and made these proxy materials and the Notice available online at https://ts.vstocktransfer.com/irhlogin/I-KINDLYMD, on or about November 3, 2025, to stockholders of record entitled to receive notice of the Annual Meeting. All stockholders may access the proxy materials online, download printable versions of the proxy materials, or request a printed set of the proxy materials by following the instructions in the Notice. As a stockholder of record, you are invited to attend our virtual Annual Meeting online and are requested to vote on the items of business described in this Proxy Statement.

2.      What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with the Company’s registrar and transfer agent, Vstock Transfer, LLC, you are considered a stockholder of record with respect to those shares. If your shares are held in a bank or brokerage account, you are considered the “beneficial owner” of those shares.

3.      Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, on or about November 3, 2025, we are sending the Notice to our stockholders of record and beneficial owners as of the close of business on October 23, 2025 (the “Record Date”). All stockholders will have the ability, beginning on or about September 27, 2025, to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis, provided, however, that only one annual report or proxy statement will be delivered to multiple security holders sharing an address.

4.      I share an address with another stockholder. Why did we receive only one copy of the proxy materials and how may I obtain an additional copy of the proxy materials?

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy proxy delivery requirements with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” is intended to provide extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single Notice will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice, please notify your broker. Stockholders who have multiple accounts in their names or who share an address with other stockholders can request “householding” and authorize their broker to discontinue mailings of multiple annual reports and proxy materials by contacting their broker.

We will promptly deliver to a stockholder who receives one copy of the Notice as a result of “householding” a separate copy of the Notice upon such stockholder’s written or oral request directed to the General Counsel at Kindly MD, Inc., at legal@kindlymd.com, 5097 S 900 East, Suite 100 Salt Lake City, Utah, 84117, or (385) 388-8220.

5.      Who is entitled to vote at the Annual Meeting?

Only stockholders of record of our Common Stock at the close of business on the Record Date are entitled to vote at the Annual Meeting or at any adjournment or postponement of the Annual Meeting. Each stockholder of record is entitled to one vote per share of Common Stock. On the Record Date, there were 431,653,091 shares of Common Stock issued and outstanding.

Registered Stockholders.    The Notice was provided to you directly by us. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals appointed by the Board to act as proxies at the Annual Meeting and listed on the proxy card or to vote virtually at the Annual Meeting.

Beneficial Stockholders.    The Notice was forwarded to you by your broker or nominee. Your broker or nominee is considered the stockholder of record of your shares, and you are considered to hold your shares in “street name”. Beneficial owners are also invited to virtually attend the Annual Meeting. However, since you are not a stockholder of record, you may not vote your shares virtually at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. If you request a printed copy of your proxy materials by mail, your broker or nominee will provide a voting instruction card for you to use.

6.      What items of business will be voted on at the Annual Meeting? How does the Board of Directors recommend I vote on these items and what are the voting standards?

Proposal	Voting Options	Vote Required to Adopt Proposal	Effect of Abstentions or Withhold Votes	Effect of “Broker Non-Votes”	Board Recommendation
Proposal 1: Election of two Class I directors.	For all, withhold all, or for all except.	A plurality of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter.	No effect.	No effect.	FOR two Class I director nominees.
Proposal 2: Approval of the conversion of Kindly MD from a Utah corporation to a Delaware corporation.	For, against, or abstain.	A majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter.	Same effect as a vote “Against” the proposal.	Same effect as a vote “Against” the proposal.	FOR the conversion of Kindly MD from a Utah corporation to a Delaware corporation.

Proposal	Voting Options	Vote Required to Adopt Proposal	Effect of Abstentions or Withhold Votes	Effect of “Broker Non-Votes”	Board Recommendation

Proposal 3: Ratification of the appointment of Sadler, Gibb & Associates, LLC (“Sadler Gibb”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025

	For, against, or abstain.	The affirmative vote of a majority of the votes cast by the stockholders present in person or by proxy at the Annual Meeting and entitled to vote on the matter.	No effect.	Not applicable; brokers have discretion to vote.	FOR the ratification of the appointment of Sadler Gibb.

Proposal 4: To approve the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and voting of proxies in the event that there are not sufficient votes in favor of Proposals 1-3 or if there are not sufficient shares present to establish a quorum.

	For, against, or abstain.	A majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter.	Same effect as a vote “Against” the proposal	Same effect as a vote “Against” the proposal.	FOR the adjournment.

7.      How do I cast my vote if I am a stockholder of record entitled to vote at the Annual Meeting?

Voting by Mail or Electronically in Advance of the Annual Meeting

If you received a paper copy of your proxy materials, please MARK, SIGN, DATE AND RETURN your proxy card in the postage-paid envelope. If you are voting on the Internet, have the control number from your proxy card ready, and please do not mail your proxy card.

Proxies submitted over the Internet must be received by 11:59 p.m. Eastern Time, on December 16, 2025. Submitting a proxy authorizes the persons appointed as proxies to vote your shares at the Annual Meeting in the manner that you have indicated. The persons named in the form of proxy (David Bailey, Amanda Fabiano and Kyle Simon) have advised that they will vote all shares represented by proxy unless authority to vote is withheld by the stockholder granting the proxy. If your proxy does not indicate your vote, the persons named in the proxy will vote your shares “FOR” each of the nominees to our Board of Directors, “FOR” the approval of the conversion of Kindly MD from a Utah corporation to a Delaware corporation, “FOR” the ratification of the appointment of Sadler Gibb as our independent registered public accounting firm for the fiscal year ending December 31, 2025 and “FOR” the approval to approve the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and voting of proxies in the event that there are not sufficient votes in favor of Proposals 1-3 or if there are not sufficient shares present to establish a quorum. If any other matters properly come before the Annual Meeting, your shares will be voted in accordance with the discretion of the persons named in the proxy.

If your shares are registered in the name of a broker, bank or other nominee (typically referred to as being held in “street name”), you will receive instructions from your broker, bank or other nominee that must be followed in order for your broker, bank or other nominee to vote your shares per your instructions. Many brokerage firms and banks have a process for their beneficial holders to provide instructions via the Internet. If Internet voting is unavailable from your broker, bank or other nominee, please request a paper copy of the proxy and complete and return the voting instruction card in the addressed, postage paid envelope provided.

In the event you do not provide instructions on how to vote, your broker may have authority to vote your shares. Under the rules that govern brokers who are voting with respect to shares that are held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the ratification of the appointment of independent auditors, but not the election of directors or the non-binding advisory vote to approve executive compensation (collectively, the “non-routine matters”). Your vote is especially important. If your shares are held by a broker, your broker cannot vote your shares for these non-routine matters unless you provide voting instructions. Therefore, please instruct your broker regarding how to vote your shares on these matters promptly.

Voting at the Annual Meeting.    Although we encourage you to complete and return a proxy prior to the Annual Meeting to ensure that your vote is counted, you can virtually attend the Annual Meeting by registering in advance at https://meeting.vstocktransfer.com/KINDLYDEC25. If you are a registered holder of your shares and wish to vote during the Annual Meeting, please click the “Resources” button on your screen and follow the listed URL during the Annual Meeting to vote. If you hold shares through a broker, bank or other nominee and wish to be able to vote in person at the Annual Meeting, you must obtain a legal proxy from your broker, bank or other nominee and submit it, along with a completed voting document indicating your votes, to the inspector of election at “vote@vstocktransfer.com” prior to the Annual Meeting. The procedures for voting online, by mail, and virtually at the Annual Meeting comply with Utah law and are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares and to confirm that their instructions have been properly recorded.

Please note that you cannot vote your shares by filling out and returning the Notice. The Notice does, however, include instructions on how to vote your shares.

8.      Is there a deadline for submitting proxies electronically or by mail?

Yes. Proxies submitted electronically as described above must be submitted by 11:59 p.m. EDT on December 16, 2025.

Proxies submitted by mail must be received before the close of the Annual Meeting on December 17, 2025.

Each valid proxy received in time will be voted at the Annual Meeting in accordance with your instructions, regardless of the submission method used.

9.      What if I am a stockholder of record entitled to vote at the Annual Meeting and do not specify a choice for a matter when returning a proxy?

All proxies properly submitted pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. If you properly submit a proxy, but do not provide specific voting instructions, your shares will be voted:

(1)    FOR the Class I director nominees;

(2)    FOR the conversion of Kindly MD from a Utah corporation to a Delaware corporation; and

(3)    FOR the ratification of the appointment of Sadler Gibb as our independent registered public accounting firm of the Company for fiscal year 2025.

If you have returned a signed and completed proxy card and other matters are properly presented at the Annual Meeting for consideration, the proxy holders appointed by our Board (the persons named in your proxy card if you are a stockholder of record) will have the discretion to vote your shares on those matters for you.

10.    What if I am a beneficial owner and do not give voting instructions to my broker?

As a beneficial owner, to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee. Many brokerage firms and banks have a process for their beneficial holders to provide instructions via the Internet. If Internet voting is unavailable from your broker, bank or other nominee, please request a paper copy of the proxy and complete and return the voting instruction card in the addressed, postage paid envelope provided.

Under the rules of the Nasdaq Stock Market (“Nasdaq”), if you hold your shares in street name and do not provide voting instructions to the broker, bank or other nominee that holds your shares, the nominee has discretionary authority to vote on routine matters, but not on non-routine matters.

As such, if your shares are held in an account at a bank or brokerage firm, that bank or brokerage firm will not be permitted to vote your shares with respect to Proposal 1 (election of directors) or Proposal 2 (conversion of Kindly MD from a Utah corporation to a Delaware corporation), since these proposals are considered to be non-routine matters, unless you provide instructions as to how your shares should be voted. Proposal 3 (the ratification of the appointment of the independent registered public accounting firm) is considered a routine matter, so your broker, bank or other nominee that holds your shares has discretion to vote your shares on Proposal 3 if they do not otherwise receive voting instructions from you. Accordingly, we do not expect there to be any broker non-votes for Proposal 3.

If you hold shares through a broker, bank or other nominee and wish to be able to vote in person at the Annual Meeting, you must obtain a legal proxy from your broker, bank or other nominee and submit it, along with a completed voting document indicating your votes, to the inspector of election at “vote@vstocktransfer.com” prior to the Annual Meeting. If you do not submit these documents you cannot vote at the Meeting, although you are still encouraged to vote prior to the Annual Meeting as described above.

11.    How are broker non-votes and abstentions counted?

A broker non-vote occurs when shares held by a broker are not voted with respect to a particular proposal, because the broker does not have authority to vote on the non-discretionary item (i.e., Proposal 1 and Proposal 2) and has not received voting instructions from its client.

Broker non-votes, withheld votes, and abstentions by stockholders from voting (including brokers holding their clients’ shares of record who cause abstentions to be recorded) will be counted towards determining whether a quorum is present. However, because broker non-votes and abstentions are not considered votes “cast” under Utah law, they will have no effect on the approval of Proposal 1. However, because Proposal 2 requires a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter, broker non-votes will have the same effect as a vote “Against” Proposal 2. Proposal 3 (the ratification of the appointment of the independent registered public accounting firm) is considered a routine matter, so your broker, bank or other nominee that holds your shares has discretion to vote your shares on Proposal 3 if they do not otherwise receive voting instructions from you. Accordingly, we do not expect there to be any broker non-votes for Proposal 3.

12.    What constitutes a quorum?

A quorum will be present if holders of a majority of the outstanding voting power of our Common Stock entitled to vote at the Annual Meeting are present in person or represented by proxy at the Annual Meeting. Shares represented by proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting.

13.    What can I do if I change my mind after I vote my shares? Can I revoke my proxy?

At any time prior to the completion of voting at the Annual Meeting, you may change your vote either by:

•        giving written notice to our Secretary revoking your proxy;

•        submitting a later-dated proxy or electronically before 11:59 p.m. EDT on December 16, 2025;

•        delivering a later-dated mailed proxy received before the close of the Annual Meeting on December 17, 2025; or

•        voting online at the Annual Meeting.

14.    Who will count the vote?

A representative of VStock Transfer, LLC will tabulate the votes and act as inspector of election.

15.    May I see a list of stockholders entitled to vote as of the Record Date?

Yes. A list of registered stockholders as of the close of business on the Record Date will be available for examination by any stockholder for any purpose germane to the Annual Meeting. During the Annual Meeting, such list will be available for examination at the Annual Meeting by clicking the “Resources” button on the screen during the Annual Meeting.

16.    How do I attend the Annual Meeting virtually?

We will host the Annual Meeting live online via audio webcast. Any stockholder can attend the Annual Meeting live online by registering in advance at https://meeting.vstocktransfer.com/KINDLYDEC25. The webcast will start at 8:30 a.m. Mountain Time. Stockholders may vote and submit questions while attending the Annual Meeting online. We encourage you to access the Annual Meeting prior to the start time to allow ample time to complete the online check-in process. If you encounter any difficulties accessing the Annual Meeting during the check-in or Annual Meeting time, please call the technical support number that will be provided on the log-in page.

17.    Why is the Annual Meeting a virtual, online meeting?

Our Annual Meeting will be a virtual meeting of stockholders conducted via live audio webcast. By conducting our Annual Meeting solely online, we eliminate many of the costs associated with a physical meeting. In addition, we believe that hosting a virtual meeting facilitates stockholder attendance and broader participation by enabling stockholders to participate from any location around the world. We believe a virtual meeting also improves our ability to communicate more effectively with our stockholders during the Annual Meeting. We have designed the virtual meeting to provide you with the same rights to participate as you would have at an in-person meeting, including providing opportunities to submit questions during the Annual Meeting.

18.    Who will pay the cost of solicitation?

We will pay the cost of soliciting proxies for the Annual Meeting. Proxies may be solicited by our employees and directors, without additional compensation, in person, or by mail, courier, telephone, email or facsimile. The Board deemed it necessary and in the best interests of the Company to retain Morrow Sodali LLC, a proxy solicitation firm, to solicit proxies for the Annual Meeting for approximately $20,000, plus out-of-pocket expenses, all of which will be paid by the Company.

We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of our shares held of record by such persons. We may reimburse such brokerage houses, custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

19.    How can I access the Proxy Statement and Annual Report?

As described in the Notice, our Proxy Statement and Annual Report are available online at https://ts.vstocktransfer.com/irhlogin/I-KINDLYMD.

These proxy materials are also available in the “Investors” section of our website: https://kindlymd.com/ in the “SEC Filings” subsection.

If you have received a Notice and you would prefer to receive the proxy materials in printed form by mail or electronically by email, please follow the instructions contained in the Notice.

PROPOSAL NO. 1: ELECTION OF TWO CLASS I DIRECTORS

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” WITH RESPECT TO THE ELECTION OF THE TWO CLASS I DIRECTOR NOMINEES LISTED BELOW.

General

Our Second Amended and Restated Articles of Incorporation (our “Second Amended and Restated Certificate of Incorporation” or “Utah Articles”, as referenced below) provides for a classified board of directors consisting of six members. The Board is divided into three classes and typically has two members in each class. Each class serves a three-year term, and a portion of our Board of Directors will be elected each year. On September 29, 2025, Eric Weiss, previously a Class I director, announced his decision to resign from the Board effective as of September 29, 2025. Mr. Weiss’s resignation was not a result of any disagreement with the Company. Following the Annual Meeting, our Board will consist of six members. At each succeeding annual meeting of the stockholders, successors to the class of directors whose term expires at that annual meeting will be elected for a three-year term. Our bylaws permit our Board of Directors to establish by resolution the authorized number of directors, which may range from five (5) to nine (9) directors. The Board may increase or decrease the number of directors within this range by resolution, provided that no decrease in the number of directors will shorten the term of any incumbent director. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors.

Our current directors and their respective current terms are as follows:

Class I Directors Current Term Ending at 2025 Annual Meeting	Class II Directors Current Term Ending at 2026 Annual Meeting	Class III Directors Current Term Ending at 2027 Annual Meeting
Perianne Boring Greg Xethalis	Charles P. Blackburn Tim Pickett	David Bailey Mark Yusko

On the recommendation of the nominating and corporate governance committee of our Board of Directors (the “Nominating and Corporate Governance Committee”), our Board of Directors, including its independent directors, selected and approved Ms. Perianne Boring and Mr. Greg Xethalis as nominees for re-election as Class I directors, the class being elected at the Annual Meeting, each to serve for a term of three years, expiring at the 2028 annual meeting of stockholders or until her successor is duly appointed or elected and qualified or until her earlier death, resignation or removal.

Ms. Perianne Boring and Mr. Greg Xethalis currently serves as a member of our Board of Directors and has agreed to serve if elected at the Annual Meeting. The biography for Ms. Perianne Boring and Mr. Greg Xethalis may be found below under the heading “Directors and Nominees — Nominees for Election to the Board of Directors (Class I Directors).”

In the event Ms. Boring or Mr. Xethalis is unable to serve or declines to serve at the time of the Annual Meeting, the persons appointed by the Board to act as proxies at the Annual Meeting will exercise discretionary authority to vote for substitutes. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominee. The proxy cannot be voted for a greater number of persons than one.

VOTE REQUIRED

If a quorum is present, the nominees for Class I directors will be elected to the Board of Directors by a plurality of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions and broker non-votes will have no effect on the outcome of the election.

RECOMMENDATION OF THE BOARD OF DIRECTORS

Our Board of Directors unanimously recommends that the stockholders vote FOR with respect to the election of two Class I director nominees, Ms. Perianne Boring and Mr. Greg Xethalis.

DIRECTORS AND NOMINEES

The following table and biographical information that follows provide certain information about Ms. Perianne Boring, as well as our other continuing directors. Such information is current as of October 30, 2025. The information presented below for each director includes the specific experience, qualifications, attributes and skills that led us to the conclusion that such individual should be nominated to serve on our Board of Directors in light of our business, and that each director offers significant individual attributes and contributions important to our Board’s overall composition and functioning.

There is no family relationship between any of our executive officers, directors, or director nominees. Each of our directors, except Mr. Tim Pickett, has served as a director since August 14, 2025. Mr. Tim Pickett has served as a director since 2019.

Name	Age	Position
David Bailey	35	Chief Executive Officer and Chairman of the Board
Charles P. Blackburn	45	Director
Perianne Boring	37	Director
Tim Pickett	48	Chief Medical Officer and Director
Greg Xethalis	48	Director
Mark W. Yusko	62	Director

Nominee for Election to the Board of Directors (Class I Nominees)

Perianne Boring has served on our Board of Directors since August 14, 2025. She is a Partner at Off the Chain Capital, an investment firm focused on blockchain and digital asset opportunities. Ms. Boring is the Founder and former Chief Executive Officer of The Digital Chamber, a 501(c)(6) trade association representing the blockchain industry, where she served from May 2014 to May 2025 and now chairs the Board of Directors. Ms. Boring holds a Bachelor’s degree in Economics from the University of Florida. We believe Ms. Boring is qualified to serve as a member of our Board due to her decade of leadership and operational experience in the Bitcoin and digital asset industries.

Greg Xethalis has served as a member of our Board since August 14, 2025. Mr. Xethalis brings two decades of experience as a corporate and regulatory attorney, including through his role as General Counsel of SEC-registered investment advisor Multicoin Capital Management, LLC since 2021, and his 12 years as an attorney in the Bitcoin and digital assets spaces. Prior to joining Multicoin Capital Management, Mr. Xethalis was a partner in the investment management and fintech practices at Chapman and Cutler LLP from May 2019 to July 2021. Mr. Xethalis has served as a director of the Blockchain Association, Inc. since January 2025, as a director of the DeFi Education Foundation since May 2024, and as a Senior Lecturing Fellow for Duke University School of Law, where he teaches FinTech and Blockchain Law and Policy, since January 2022. Mr. Xethalis holds a Juris Doctor from Fordham University School of Law and a Bachelor’s degree in American Studies from Vanderbilt University. We believe Mr. Xethalis is qualified to serve as a member of our Board due to his experience as a corporate and regulatory lawyer in the Bitcoin industry.

Continuing Directors — Class II Directors

Charles P. Blackburn has served on our Board of Directors since August 14, 2025. Since 2014, Mr. Blackburn has been an investor partner at NueCura Partners, a Nashville-based angel investment firm focused on early-stage healthcare companies. Since November 2019, he has been a director at Cherry Bekaert Advisory, a national accounting firm. Mr. Blackburn sits on the Advisory Board at Spintel, a music-focused technology company where he has served as an advisor since May 2022, and at Monarrch, an AI company focused on royalties, where he has been an advisor since March 2025. Mr. Blackburn holds a Bachelor’s degree in Management Information Systems from the University of Mississippi and a Master’s in Business Administration from Western Governors University. We believe Mr. Blackburn is qualified to serve as a member of our Board due to his financial expertise and experience in capital formation and corporate development.

Tim Pickett, MPAS-C, has served as a member of our Board since he founded the Company in 2019. He is also our Chief Medical Officer and prior to August 2025 served as the chief executive officer of the Company since 2019. He graduated from the University of Utah with a Master’s Degree in Physician Assistant Studies (2014). Mr. Pickett previously worked in General Surgery, Trauma, and Emergency Medicine for Steward Medical Group’s Physician

Group of Utah (PGU) from 2014 to October 2020. His experience in surgery and critical care shaped his view of the opioid crisis. Mr. Pickett lobbies governments for improved legislation for non-opioid medicine access and is an advocate for the practical use of safe, evidence-based alternatives, in medical treatment. His experience in successfully taking Kindly MD, Inc. public and leading the merger with Nakamoto brings invaluable institutional memory and a deep understanding of public company operations. We believe Mr. Pickett is qualified to serve as a member of our Board due to his experience as chief executive officer of a public company and in complex healthcare operations.

Continuing Directors — Class II Directors

David Bailey has served as our Chief Executive Officer and Chairman of the Board since August 14, 2025. Mr. Bailey brings over a decade of experience in finance and entrepreneurship, currently serving as chief executive officer and Co-Founder of BTC Inc. (“BTC”) and as a General Partner at UTXO Management LLC. He also holds board positions at Moon Inc (HK Asia Holdings Limited), the Bitcoin Policy Institute, and BTC. Mr. Bailey holds a Bachelor of Arts in Finance and Entrepreneurship from the University of Alabama Honors College. We believe Mr. Bailey is qualified to serve as a member of our Board due to his extensive experience in the Bitcoin and media industries.

Mark Yusko has served as a member of our Board since August 14, 2025. He brings over two decades of experience in providing investment management services to institutional and qualifying clients, including through his roles as Chief Executive Officer, Chief Investment Officer and Managing Partner of Morgan Creek Capital Management, LLC, an SEC-registered investment adviser, roles he has held since July 2004. Mr. Yusko holds a Master of Business Administration from the University of Chicago, and a Bachelor of Science from the University of Notre Dame. We believe Mr. Yusko is qualified to serve as a member of our Board due to his extensive experience in the financial industry and past senior leadership roles.

CORPORATE GOVERNANCE

We are committed to good governance practices. Our governance practices seek to ensure that we conduct our affairs in a manner that meets the high standards we have set for our people, products, and services. We believe that good governance builds integrity and trust, strengthens the accountability of our Board, management and employees and promotes the long-term interests of our stockholders.

Affirmative Determinations Regarding Director and Nominee Independence

Nasdaq listing standards require that a majority of the Board of Directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the Board of Directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. The definition also includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. To help determine whether a director is independent, our Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management.

Our Board has determined that each of the following directors satisfies our independence standards, Nasdaq’s listing standards, and applicable SEC rules: Mr. Charles P. Blackburn, Ms. Perianne Boring, Mr. Greg Xethalis, and Mr. Mark Yusko.

Director Nomination Process

The Nominating and Corporate Governance Committee recommends nominees for our Board consistent with the criteria determined by our Board. The Nominating and Corporate Governance Committee may receive recommendations from other directors and executives and may, when appropriate, seek assistance from third-party search firms with respect to identifying and vetting qualified candidates for the Board’s consideration. The Nominating and Corporate Governance Committee will also consider nominations from stockholder(s) to the extent the nomination complies with all procedures and includes all information about the candidate(s) required by our Second Amended and Restated Bylaws (the “Bylaws” or “Utah Bylaws”). Nominations from stockholder(s) that are made in accordance with these procedures and include all required information (such as (i) information about each prospective director nominee as would have been required to be included in a proxy statement filed pursuant to the rules of the SEC had the prospective director nominee been nominated by the Board, and (ii) that the prospective director nominee has consented to be named, if nominated, as a nominee and, if elected, to serve as a director) will be considered by the Nominating and Corporate Governance Committee in accordance with the criteria discussed above and in the same manner as other nominations, and the Nominating and Corporate Governance Committee will present its recommendation to our Board. To date, the Company has not received any recommendations from stockholders requesting a candidate for inclusion among the slate of nominees in this Proxy Statement.

Board Leadership Structure

David Bailey serves as our Chief Executive Officer (the “CEO”) and Chairman of our Board. We do not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as we believe it is in the best interests of our Company to make that determination based on the position and direction of the Company and membership of our Board.

Our Board has determined that having our CEO serve as Chairman of our Board is in the best interest of our stockholders at this time. This structure makes the best use of our CEO’s extensive knowledge of our Company and our industry, as well as fostering greater communication between our management team and the members of the Board.

Executive Sessions

Our Board meets regularly in executive session without management directors or any members of management. In addition, the independent directors on our Board meet annually in executive session.

Attendance at Meetings

Regular meetings of our Board are held at such times as our Board may determine. In addition, special meetings of our Board may be called by the chairman of the Board, chief executive officer of the Company, a vice president, the secretary, or the chief financial officer, or at least two directors.

In fiscal year 2024, our Board held eight meetings and the audit committee of the Board (the “Audit Committee”) held three meetings. Neither the compensation committee of the Board (the “Compensation Committee”) nor the Nominating and Corporate Governance Committee held a separate meeting outside of the regularly scheduled Board meetings. Each director attended more than 90% of the aggregate of the total number of meetings of the Board (held during the period for which he or she has been a director) and the total number of meetings held by all committees of the Board on which he or she served (during the periods that he or she served). At the annual meeting held on November 8, 2024, all five members of the then Board of Directors attended.

Our Board and its committees also act from time to time by written consent in lieu of meetings. Although we do not have a formal policy regarding attendance by members of our Board of Directors at our Annual Meeting, we encourage our directors to attend. Last year, all members of the Board attended our 2024 annual meeting of stockholders.

Board Committees

Our Board has established the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The composition and responsibilities of each committee are described below. Our Board may establish from time to time any other committees that it deems necessary or desirable. Members serve on these committees until their resignation or until otherwise determined by our Board. A copy of each committee’s charter, each of which complies with the applicable requirements of current SEC and Nasdaq rules, may be found in the “Investors” section of our website: https://kindlymd.com/ in the “Governance” subsection.

The following table sets forth the members of each standing committee of our Board as of October 30, 2025:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
David Bailey(1)
Charles P. Blackburn	C	*
Perianne Boring	*		*
Tim Pickett(2)
Greg Xethalis	*	C
Mark Yusko			C

____________

*        Member

C       Chairperson

(1)      Mr. Bailey does not serve on a committee and is our CEO and Chairman of the Board.

(2)      Mr. Pickett does not serve on a committee and is our Chief Medical Officer.

Audit Committee

The Audit Committee oversees our accounting and financial reporting processes and the audits of our financial statements. The Audit Committee consists of Charles P. Blackburn, Perianne Boring and Greg Xethalis. Charles P. Blackburn serves as the chair of the Audit Committee.

Our Board has determined that Charles P. Blackburn, Perianne Boring and Greg Xethalis are independent under the applicable rules of the SEC and Nasdaq for Audit Committee membership. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of Nasdaq. Our Board has determined that Charles P. Blackburn qualifies as an “audit committee financial expert” as defined in the applicable SEC rules and has the requisite financial sophistication as defined under the applicable Nasdaq rules and regulations.

The primary functions of the Audit Committee include:

•        monitoring the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting and legal compliance;

•        monitoring the independence and performance of the Company’s independent auditors and the Company’s accounting personnel;

•        providing an avenue of communication among the independent auditors, management, the Company’s accounting personnel, and the Board;

•        appointing and providing oversight for the independent auditors engaged to perform the audit of the financial statements;

•        discussing the scope of the independent auditors’ examination;

•        reviewing the financial statements and the independent auditors’ report;

•        reviewing areas of potential significant financial risk to the Company;

•        monitoring compliance with legal and regulatory requirements;

•        soliciting recommendations from the independent auditors regarding internal controls and other matters;

•        making recommendations to the Board;

•        resolving any disagreements between management and the auditors regarding financial reporting;

•        preparing the report required by Item 407(d) of Regulation S-K, as required by the rules of the Securities and Exchange Commission; and

•        performing other related tasks as requested by the Board.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

Compensation Committee

The Compensation Committee approves, or recommends to our Board of Directors, policies relating to compensation and benefits for our officers and employees. The Compensation Committee consists of Greg Xethalis and Charles P. Blackburn. Greg Xethalis serves as the chair of the Compensation Committee.

Our Board has determined that Greg Xethalis and Charles P. Blackburn are independent under the applicable rules and regulations of Nasdaq for Compensation Committee membership and that each also qualifies as a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

The principal functions of the Compensation Committee include:

•        developing recommendations for the Board with respect to the compensation of the Company’s Chief Executive Officer and non-employee directors;

•        discharging the responsibilities of the Board relating to the approval of the compensation of the Company’s executive officers, other than the Chief Executive Officer;

•        making determinations with respect to the compensation programs and policies of the Company;

•        reviewing and discussing with the Company’s management, the Compensation Discussion and Analysis (the “CD&A”) and other Committee or executive compensation disclosures to be included in the Company’s annual proxy statement and/or annual report on Form 10-K, and determine whether to recommend to the Board of Directors that the CD&A be included in the proxy statement and/or annual report on Form 10-K; and

•        providing the Compensation Committee Report for inclusion in the Company’s annual proxy statement and/or annual report on Form 10-K that complies with the rules and regulations of the Securities and Exchange Commission.

The Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from internal or external legal, consulting or other advisors.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee identifies and recommends individuals qualified to serve as directors of the Company and on committees of the Board. The Nominating and Corporate Governance Committee consists of Mark Yusko and Perianne Boring. Mark Yusko serves as the chair of the Nominating and Corporate Governance Committee.

Our Board has determined that Mark Yusko and Perianne Boring are independent under the applicable rules and regulations of Nasdaq for Nominating and Corporate Governance Committee membership.

The principal functions of the Nominating and Corporate Governance Committee include:

•        to oversee the administration of the Company’s Code of Ethics and related policies;

•        to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for election by the stockholders at each annual meeting. The Committee shall select individuals as director nominees who shall have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the stockholders;

•        to ensure, in cooperation with the Compensation Committee, that no agreements or arrangements are made with directors or relatives of directors for providing professional or consulting services to the Company or an affiliate or an individual officer of the Company or one of their affiliated, without appropriate review and evaluation for conflicts of interest;

•        to ensure that Board members do not serve on more than three other for-profit public company boards that have a class of securities registered under the Securities Exchange Act of 1934 in addition to the Board. Newly appointed or elected directors shall have a grace period of nine (9) months to gain compliance with this condition;

•        to review the Board’s committee structure and to recommend to the Board for its approval, directors to serve as members of each committee as well as recommendations for committee chairs. The Committee shall review and recommend committee positions, including chairs of such committees, annually and shall recommend additional committee members to fill vacancies;

•        to review recommendations received from stockholders for persons to be considered for nomination to the Board, and to designate a member of the Committee to receive such communications directly from stockholders, and to publish the name and contact information of such person in the Company’s proxy statement for each of its annual meeting of stockholders;

•        to monitor compliance with the Company’s corporate governance guidelines. The Committee shall review the guidelines at least annually, and recommend changes as necessary to the Board;

•        to develop and implement an annual self-evaluation of the Board, both individually and as a Board, and of its committees. The Committee shall oversee the annual self-evaluations, with a focus on the effectiveness of the directors, Board, and committees as representative of the stockholders;

•        to review and recommend changes to procedures whereby stockholders may communicate with the Board;

•        to assess the independence of directors annually and report to the Board; and

•        to recommend to the Board for its approval, the leadership structure of the Board, including whether the Board should have an executive or non-executive Chair, whether the roles of Chair and Chief Executive Officer should combine, and whether a Lead Director of the Board should be appointed.

The Nominating and Corporate Governance Committee has the authority to obtain, at the expense of the Company, advice and assistance from search firms and internal or external legal, consulting, or other advisors.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of Greg Xethalis and Charles P. Blackburn. None of our executive officers currently serves nor in the past year has served, as a member of the compensation committee of any entity that has one or more executive officers serving on our Board of Directors.

Stockholder Engagement

We encourage you to visit the Governance area of the “Investor” section of our website (https://kindlymd.com/) where you will find detailed information about our corporate governance practices and policies, including our Nominating and Corporate Governance Committee charter.

Communications with Directors

Kindly MD stockholders who wish to communicate with the Board, any of its committees, or with any individual director may write to the Company at 5097 South 900 East Suite 100, Salt Lake City, Utah, 84117 or email legal@kindlymd.com. Each communication should specify the applicable director(s) to be contacted, the general topic of the communication, and the number of shares of our Common Stock owned of record (if a record holder) or beneficially owned. We review all messages received and forward any message that reasonably appears to be a communication from a stockholder about a matter of stockholder interest that is intended for communication to our Board. Communications are sent as soon as practicable to the director to whom they are addressed, or if addressed to our Board generally, to our Chairman. Because other appropriate avenues of communication exist for matters that are not of stockholder interest, such as general business complaints, commercial inquiries, employee grievances, or general information about the Company or our products, communications that do not relate to matters of stockholder interest are not forwarded to our Board. In addition, communications that are unduly hostile, threatening, illegal, or similarly unsuitable will be excluded, with the provision that any communication that is so filtered will be made available to any director upon any such director’s request.

Amended and Restated Insider Trading Policy

The Company has adopted the amended and restated insider trading policy (the “Amended and Restated Insider Trading Policy”) governing the purchase, sale and other dispositions of the Company’s securities by directors, officers, employees, consultants, and independent contractors (including any such person’s family members who reside with them, who are financially dependent on them, or who are subject to such person’s influence or control) of the Company and its subsidiaries (the “Applicable Persons”). The Company believes that the Amended and Restated Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules, and regulations and the applicable Nasdaq listing standards. The Amended and Restated Insider Trading Policy also prohibits Applicable Persons from engaging in the following transactions:

•        short-term trading (selling any of the Company’s securities of the same class for at least six months after purchase, except pursuant to certain non-discretionary transactions);

•        short sales (selling any of the Company securities that they do not own at the time of the sale);

•        options trading (buying or selling puts or calls or other derivative securities on the Company’s securities);

•        trading on margin or pledging (holding the Company’s securities in a margin account or pledging them as collateral for a loan); and

•        hedging (entering into hedging or monetization transactions or similar arrangements with respect to the Company’s securities).

The Amended and Restated Insider Trading Policy was filed as Exhibit 19.1 to the Company’s Current Report on Form 8-K filed with the Commission on August 15, 2025.

Director or Officer Involvement in Certain Legal Proceedings

During the past ten years, none of our current directors or executive officers has been:

•        the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

•        convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•        subject to any order, judgment, or decree, not subsequently reversed, suspended, or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities, or banking activities;

•        found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, that has not been reversed, suspended, or vacated;

•        subject of, or a party to, any order, judgment, decree or finding, not subsequently reversed, suspended, or vacated, relating to an alleged violation of a federal or state securities or commodities law or regulation, law or regulation respecting financial institutions or insurance companies, law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•        subject of, or a party to, any sanction or order, not subsequently reversed, suspended, or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity, or organization that has disciplinary authority over its members or persons associated with a member.

None of our directors, officers or affiliates, or any beneficial owner of 5% or more of our Common Stock, or any associate of such persons, is an adverse party in any material proceeding to, or has a material interest adverse to, us or any of our subsidiaries.

Role of the Board in Risk Oversight

Our Board oversees, with management, the various risks we face. Our Board and management consider risks in all facets of the Company, our business strategy and our overall business.

Our Board dedicates a portion of at least one meeting each year to evaluating and discussing risk, risk mitigation strategies and the Company’s internal control environment. Topics examined include, but are not limited to, strategic, operational, financial and compliance risks. Our Board’s risk oversight also includes an annual review of our strategic plan. Because overseeing risk is an ongoing process and inherent in our strategic decisions, our Board also receives input from senior management and considers risk at other times in the context of specific proposed actions.

In addition to our Board’s risk oversight responsibility, the Board’s committees are also charged with overseeing risks within their areas of responsibility and reviewing with the Board significant risks identified by management and management’s response to those risks. For example, our Audit Committee provides oversight to legal and compliance matters and helps to assess the adequacy of our risk-related internal controls. Our Compensation Committee considers risk and structures our executive compensation programs, if any, to provide incentives to appropriately reward executives for growth without undue risk taking. In addition, our Nominating and Corporate Governance Committee assesses risks relating to our corporate governance practices and the independence of our Board.

While our Board is actively involved in overseeing our risk management process, management is responsible for assessing and managing risk on a day to-day basis. Our Board focuses on our general risk management strategy and helps ensure that appropriate risk mitigation strategies are implemented by management. Certain departments, such as accounting, finance, legal, regulatory compliance, and individuals within other departments, focus on specific risks associated with different aspects of our business, from regulatory, environmental, and financial risks to commercial and strategic risks. Senior members of management responsible for risk management report regularly to the appropriate Board committee or the Board, as appropriate. Our Board believes its administration of its risk oversight function has not adversely affected our Board’s leadership structure.

Cybersecurity Risk

Our Board and senior management recognize the critical importance of maintaining the trust and confidence of our patients, business partners and employees. Our management, led by our Chief Executive Officer, Chief Operations Officer, and General Counsel, are actively involved in oversight of our risk management efforts, and cybersecurity represents an important component of the Company’s overall approach to enterprise risk management (“ERM”). Our cybersecurity processes and practices are integrated into the Company’s ERM efforts. In general, we seek to address cybersecurity risks through a cross-functional approach that is focused on preserving the confidentiality, security and availability of the information that we collect and store by identifying, preventing and mitigating cybersecurity threats.

As one of the critical elements of our overall ERM approach, our cybersecurity efforts are focused on the following key areas:

•        Governance:    Management oversees cybersecurity risk mitigation and reports to the Board material cybersecurity incidents.

•        Collaborative Approach:    We are implementing a cross-functional approach to identifying, preventing and mitigating cybersecurity threats and incidents, while also implementing controls and procedures that provide for the prompt escalation of certain cybersecurity incidents so that decisions regarding the public disclosure and reporting of such incidents can be made by management in a timely manner.

•        Technical Safeguards:    We deploy technical safeguards that are designed to protect our information systems from cybersecurity threats, including multifactor authentication, firewalls, intrusion prevention and detection systems, anti-malware functionality and access controls, which are evaluated and improved through vulnerability assessments and cybersecurity threat intelligence.

Third parties also play a role in our cybersecurity. We engage third-party service providers when necessary, to conduct evaluations of our security controls, independent may audits or consulting on best practices to address new challenges.

While we have prevented cybersecurity threats in the past in the normal course of business and expect to continue to experience such threats from time to time, to date, none have had a material adverse effect on our business, financial condition, results of operations or cash flows.

Code of Ethics

The Company has adopted a Code of Ethics and Business Conduct that applies to all directors, officers and employees of the Company and its subsidiaries. The Code of Ethics and Business Conduct is available on the Company’s website, https://kindlymd.com/.

EXECUTIVE OFFICERS

Below is biographical information for each of our current executive officers as of the date of this Proxy Statement, other than David Bailey and Tim Pickett (whose biographical information is included under “Directors and Nominees” on page 9). Each of these executive officers serve at the discretion of the Board of Directors and the Chief Executive Officer.

Name	Age	Position
David Bailey	35	Chief Executive Officer and Chairman of the Board
Jared Barrera	44	Chief Financial Officer
Amanda Fabiano	39	Chief Operating Officer
Tyler Evans	33	Chief Investment Officer
Tim Pickett	48	Chief Medical Officer and Director
Andrew Creighton	53	Chief Commercial Officer

Jared Barrera, MBA, joined Kindly MD as its full time Chief Financial Officer on September 28, 2022. He has extensive expertise in both the banking and healthcare industries for the last 20 years, specifically in finance and accounting. He has a wide array of experience ranging from revenue optimization, business intelligence, GAAP accounting, budgeting and forecasting, financial modeling, lending and credit analysis, revenue cycle management, collections management, auditing and payroll processing. Jared graduated with a Master’s Degree in Business Administration with an emphasis in Accounting from Utah Valley University, 2015. He also received a Bachelor’s of Science Degree in Accounting from Utah Valley University in 2011. From November of 2018 to September of 2022, Mr. Barrera worked as the Senior Manager of Revenue Cycle and Business Intelligence for Granger Medical Clinic which is one of Utah’s largest physician-owned groups. Prior to Granger Medical Clinic, Jared worked from October 2015 to October 2018 as the Director of Finance for Physician Group of Utah.

Amanda Fabiano joined Kindly MD as its Chief Operating Officer on August 14, 2025. Ms. Fabiano brings extensive leadership and operational experience in the Bitcoin industry. She is the co-founder of Second Gate Advisory, where she advises Bitcoin and Bitcoin mining companies. She previously held roles as the Head of Mining at Galaxy Digital from 2020 to 2023 and Director of Bitcoin Mining at Fidelity Investments from 2013 to 2020. She serves as a Board Member of Terawulf Inc. (NASDAQ: WULF). Mrs. Fabiano holds a Bachelor’s degree in Sociology with a concentration in Criminal Justice from the University of Massachusetts Dartmouth.

Tyler Evans joined Kindly MD as its Chief Investment Officer on August 14, 2025. Mr. Evans brings extensive executive and technology leadership experience, including his current role as a director and co-founder of BTC. since August 2014 and managing partner and Chief Investment Officer of UTXO Management since September 2019. Mr. Evans holds board positions at Metaplanet Inc., Smarter Web Company PLC, Matador Inc., and BTC. Mr. Evans holds a Bachelor of Science in Chemical Engineering from the University of Alabama.

Andrew Creighton joined Kindly MD as its Chief Commercial Officer on August 14, 2025. Mr. Creighton brings over two decades of executive leadership and experience, including recent service as Secretary of Nakamoto Holdings Inc. (“Nakamoto”) since March 2025 and as Interim Chief Commercial Officer/Corporate Development at BTC since April 2024. He is also the owner of Advice by AC, LLC, a consulting firm, and has held advisory roles with several companies, including Seed Health LLC, Commune Media LLC, FoundryWorks Inc., VICE Holdings Inc., and NeuBio LLC. Mr. Creighton has served as a board member of The Michael J. Fox Foundation for Parkinson’s Research since January 2016. He holds a B.Sc. Honors in Physics from Manchester University, UK.

2024 DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

Explanatory Note

In fiscal year 2024, we had three named executive officers, Tim Pickett, Jared Barrera and Adam Cox (“2024 NEOs”) and three non-executive directors, Amy Powell, Christian Robinson and Gary Seelhorst (“2024 Non-Executive Directors”). Mr. Cox and each of the 2024 Non-Executive Directors resigned in connection with the Agreement and Plan of Merger dated May 12, 2025, by and among Kindly MD, Nakamoto, and the other parties thereto (the “Merger Agreement”).

Summary Compensation Table

The table below sets forth, for our last two fiscal years, the compensation of our officers.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)		Stock Options ($)		All Other Compensation ($)	Total ($)
Timothy Pickett, CEO(a)(b)	2024	$214,134	$100,208	$62,144	(c)	$92,497	(d)	$136,315	605,299
	2023	$127,500	$—	$175,922		$—		$61,101	364,523
Adam Cox, COO(e)	2024	$186,519	$23,750	$9,450	(c)	$13,305	(d)	$8,286	241,310
	2023	$119,994	$—	$133,250		$—		$—	253,244
Jared Barrera, CFO(f)	2024	$177,404	$5,375	$—		$17,924	(d)	$—	200,703
	2023	$119,154	$—	$26,990		$—		$—	146,144

____________

(a)      Mr. Pickett was Appointed as Chief Executive Officer on December 19, 2019.

(b)      The amount included in “All Other Compensation” include compensation paid to Wade Rivers, LLC, an entity that is beneficially owned by The Wade Rivers Trust, for which Mr. Pickett serves as an investment trustee. In 2024, Wade Rivers, LLC received $136,315 in other compensation and consulting services, $40,000 in stock awards, and $38,966 in stock options. In 2023, Wade Rivers, LLC received $61,101 in other compensation and consulting services and $99,912 in stock awards.

(c)      The stock awards to purchase shares of our Company common stock were fully vested as of the grant date.

(d)      The stock options to purchase shares of our Common stock are subject to vesting schedules that range from full vesting as of the grant date to vesting in equal monthly installments over a 36 month period.

(e)      Mr. Cox was appointed as the COO of the Company on October 6, 2022. Prior to his appointment, Mr. Cox served as a consultant for the Company from May 1, 2022 to October 6, 2022. The amounts included in this table include all amounts earned by Mr. Cox in 2022 for both roles in which he served.

(f)      Mr. Barrera was appointed as the CFO of the Company on September 28, 2022.

The Company has health insurance benefits for our employees, including our executive officers. The Company does not have pension, annuity, profit sharing or similar benefit plans at this time, but the Post-Merger Board may decide to enact such plans in the future.

Narrative Disclosure to Summary Compensation Table

Base Salary

On December 31, 2024, the base salary for Messrs. Pickett, Cox and Barrera was $265,000 per year, $225,000 per year, and $215,000 per year, respectively.

Annual Bonuses

Mr. Pickett is eligible to receive a semi-annual bonus for 2024 in an amount equal to 12.5% of base salary or in such amounts determined by the Company and an annual bonus in the form of restricted stock in an amount equal to 25% of base salary or in such amount determined by the Company, which collectively for 2024 was $100,208. Each of Mr. Cox and Mr. Barrera are eligible to receive a bonus for 2024, with the amount of such bonus determined by the Company, which were $23,750 and $5,375, respectively.

Equity Compensation Awards

On January 2, 2024, Messrs. Pickett, Cox and Barrera were awarded stock options under the 2022 Equity Incentive Plan at an exercise price of $5.50 per share. For each option grant, the awards granted to Messrs. Pickett, Cox and Barrera will time-vest over a six-month period, with no vesting during the first six months following the grant date (the “cliff period”), and thereafter one hundred percent (100%) of the award will vest upon completion of the cliff period. On July 31, 2024, Messrs. Pickett and Barrera were awarded stock options under the 2022 Equity Incentive Plan at an exercise price of $1.90 per share and $1.72 per share, respectively. For each option grant, the awards granted to Mr. Pickett and Wade Rivers, LLC will time-vest over a two-year period in equal monthly installments, subject to continued employment with the Company through each applicable vesting date. For each option grant, the awards granted to Mr. Barrera were fully vested as of the grant date.

On September 30, 2024, Messrs. Pickett, Cox and Barrera were awarded stock options under the 2022 Equity Incentive Plan at an exercise price of $5.50 per share. For each option grant, the awards granted were fully vested as of the grant date. In addition, on September 30, 2024, Messrs. Pickett, Cox, Barrera, and Wade Rivers, LLC were awarded stock options under the 2022 Equity Incentive Plan at an exercise price of $3.00 per share. For each option grant, the awards will time-vest over a three-year period in equal monthly installments, subject to continued employment or services (as applicable) with the Company through each applicable vesting date.

On December 31, 2024, Mr. Pickett was awarded stock options under the 2022 Equity Incentive Plan at an exercise price of $1.36 per share. For each option grant, the awards were fully vested as of the grant date.

Employment Agreements

On September 15, 2023, the Company entered into an employment agreement with Mr. Pickett setting forth the terms and conditions of his employment with us. The employment agreement provides for Mr. Pickett to serve as our Chief Executive Officer. Under the terms of his employment agreement, Mr. Pickett’s initial base salary was $150,000 ($265,000 per year, upon the Company reaching funding of at least $3,000,000), which increases annually by a minimum of four percent (4%) on the first anniversary of the effective date of the employment agreement and on each subsequent anniversary thereafter, subject to an annual review by the Board. The employment agreement also provides for: (i) eligibility for $50,000 if the Company is publicly listed on Nasdaq; (ii) eligibility for a performance bonus payment, which includes (a) semi-annual bonus payments equal to or greater than 12.5% base salary or such amounts determined by the Board, (b) grants of restricted stock of the Company equal to or greater than 25% of base salary or such amounts determined by the Board, and (c) grants of incentive stock options (“ISOs”) equal to or greater than 10,000 ISOs, subject to annual review by the Board; and (iii)an automobile leased by the Company for and chosen by executive at cost up to $1,000 per month.

Mr. Pickett’s employment agreement was amended, dated November 11, 2024, to provide that for 2024, Mr. Pickett would receive 2,787 stock options in lieu of shares of restricted stock, subject to vesting conditions.

Mr. Pickett’s employment agreement was subsequently amended, as of May 12, 2025, to (i) grant an additional 7,479 ISOs, subject to vesting conditions; (ii) provide that all currently outstanding stock options and equity awards previously granted by the Company to executive remain exercisable for one year following executive’s last day of employment with the Company, subject to the terms of the 2022 Equity Incentive Plan and any related award agreements; (iii) affirmatively waive any right to any future equity or equity-based interests in the Company, Nakamoto, or any of their respective subsidiaries or affiliates; and (iv) waive any claim to good reason (defined below) in connection with the consummation of the transactions contemplated in the Merger Agreement.

Mr. Pickett’s employment agreement was again amended, as of August 13, 2025, to (i) change his position to Chief Medical Officer; (ii) provide for eligibility to receive a grant of performance-based restricted stock units in an amount equal to $50,000, subject approval of the Board, execution of an award agreement, and vesting conditions; and (iii) provide that following the consummation of the transactions contemplated in the Merger Agreement, Mr. Pickett is eligible to participate in equity compensation programs and awards, subject to approval of the Board, execution of a related award agreement, and the terms and conditions of the applicable equity plan and award agreements.

The Company entered into a consulting agreement with Wade Rivers, LLC, an entity that is beneficially owned by The Wade Rivers Trust, for which Mr. Pickett serves as an investment trustee, on January 1, 2022. The agreement provides for a continuous term unless terminated by either party on not less than 30 days’ notice given. Under the terms of the consulting agreement, Wade Rivers, LLC will provide business consulting services to the Company and the Company will pay to Wade Rivers, LLC fees in an amount equal to $10,000 per month. In 2024, Wade Rivers, LLC received $210,407 in other compensation from the Company consisting of $131,441 for consulting services, $40,000 in stock awards, and $38,966 in stock options. In 2023, Wade Rivers, LLC received $161,013 in other compensation from the Company consisting of $34,617 in interest on a note and $126,396 for consulting services, of which $99,912 was stock awards.

On July 5, 2022, the Company entered into a consulting agreement with Wade Rivers, LLC setting forth the terms and conditions of the consulting arrangement with us. The consulting agreement provides for Wade Rivers, LLC to provide business consulting services related to the expansion and development of the Company’s business. Under the terms of the consulting agreement, Wade Rivers LLC receives restricted stock of the Company in an amount equal to $120,000 per year, payable not less than bi-annually, which will be reviewed annually and the amount may be changed in the sole discretion of Board.

The Wade Rivers, LLC consulting agreement was amended, effective as of January 1, 2024, to provide for $11,000 per month to be paid by the Company to Wade Rivers, LLC. The Wade Rivers, LLC consulting agreement was subsequently amended, dated November 11, 2024, to provide that for 2024, Wade Rivers, LLC would receive 5,049 stock options in in lieu of shares of restricted stock of the Company, subject to vesting conditions. The Wade Rivers, LLC consulting agreement was again amended, effective as of July 1, 2024, to increase the monthly fees under the agreement to $12,000 per month. The consulting arrangement with Wade Rivers, LLC was subsequently terminated, effective as of August 31, 2025.

On September 16, 2023, the Company entered into an employment agreement with Mr. Cox setting forth the terms and conditions of his employment with us. The employment agreement provides for Mr. Cox to serve as our Chief Operating Officer. Under the terms of his employment agreement, Mr. Cox’s initial base salary was $138,000 ($225,000, commencing the day immediately following the date the Company is publicly listed on Nasdaq), which increases annually by a minimum of two percent (2%) on the first anniversary of the effective date of the employment agreement and on each subsequent anniversary thereafter, subject to an annual review by the Board. The employment agreement also provides for: (i) an initial stock grant of 72,0000 shares of restricted stock of the Company, subject to vesting conditions; (ii) eligibility for a performance bonus payment of up to ten percent (10%) of annual salary, subject to satisfaction of certain performance criteria and approval by Board, which will be paid semi-annually; and (iii) eligibility for certain milestone compensation, including (a) a payment of $20,000 upon successful completion of the Company raising at least $6,000,000, and (b) annual grants of ISOs equal to or greater than twenty percent (20%) of executive’s annual salary, subject to continuous employment with the Company when the applicable performance goals are satisfied and approval of the Board.

Mr. Cox’s employment agreement was amended, dated November 11, 2024, to provide that for 2024, Mr. Cox would receive 10,299 stock options in in lieu of 9,000 shares of restricted stock (i.e., one half of the total stock grant compensation for 2024), subject to vesting conditions.

Mr. Cox’s employment agreement was subsequently amended, as of May 12, 2025, to (i) grant an additional 40,000 ISOs, subject to vesting conditions; (ii) provide that all currently outstanding stock options and equity awards previously granted by the Company to executive remain exercisable for one year following executive’s last day of employment to executive, subject to the terms of the 2022 Equity Incentive Plan and the related award agreements; (iii) provide for executive’s resignation upon a change in control (as defined in executive’s employment agreement); (iv) subject to the execution and non-revocation of a release, except in the case of a termination for cause (defined below), eligibility for severance pay equal to six (6) months of then-current annual salary; (v) affirmatively waive any right to any future equity or equity-based interests in the Company, Nakamoto, or any of their respective subsidiaries or affiliates; and (vi) waive any claim to good reason (defined below) in connection with the consummation of the transactions contemplated in the Merger Agreement.

On September 14, 2023, the Company entered into an employment agreement with Mr. Barrera setting forth the terms and conditions of his employment with us. The employment agreement provides for Mr. Barrera to serve as our Chief Financial Officer. Under the terms of his employment agreement, Mr. Barrera’s initial base salary was $130,000 ($215,000, commencing the day immediately following the date the Company is publicly listed on Nasdaq), which increases annually by a minimum of two percent (2%) on the first anniversary of the effective date of the employment agreement and on each subsequent anniversary thereafter, subject to approval by the Board. The employment agreement also provides for: (i) an initial stock grant of 24,204 shares of restricted stock of the Company, subject to vesting conditions; (ii) eligibility for a performance bonus payment of up to fifteen percent (15%) of annual salary, which will be paid semi-annually, subject to satisfaction of certain performance criteria and approval by the Board, which will be paid semi-annually; and (iii) annual grants of ISOs equal to or greater than twenty percent (20%) of executive’s annual salary.

Mr. Barrera’s employment agreement was amended, dated October 14, 2024, to provide that for 2024, Mr. Barrera would receive 7,324 stock options in lieu of 6,404 shares of restricted stock, subject to vesting conditions.

Mr. Barrera’s employment agreement was subsequently amended, as of May 12, 2025, to (i) grant an additional 35,000 ISOs, subject to vesting conditions; (ii) provide that all currently outstanding stock options and equity awards previously granted by the Company to executive remain exercisable for one year following executive’s last day of employment with the Company, subject to the terms of the 2022 Equity Incentive Plan and any related award agreements; (iii) provide for executive’s resignation upon a change in control (as defined in executive’s employment agreement); (iv) subject to the execution and non-revocation of a release, except in the case of a termination for Cause (defined below), eligibility for severance pay equal to six (6) months of then-current annual salary, (v) affirmatively waive any right to any future equity or equity-based interests in the Company, Nakamoto, or any of their respective subsidiaries or affiliates; and (vi) waive any claim to good reason (defined below) in connection with the consummation of the transactions contemplated in the Merger Agreement.

Mr. Barrera’s employment agreement was again amended, as of August 13, 2025, to provide that Mr. Barrera would continue in his position as Chief Financial Officer effective upon and following the consummation of the transactions contemplated in the Merger Agreement until such time as the Company has retained a new Chief Financial Officer.

On July 31, 2024, the company entered into a consulting agreement with Dr. Amy Powell setting forth the terms and conditions of the consulting arrangement with us. The consulting agreement provided for Dr. Amy Powell to provide strategic leadership related to the Company’s research proposals and clinical services. Under the terms of the consulting agreement, Dr. Amy Powell received a fixed payment of $12,000 per year, payable in monthly installments. The consulting arrangement with Dr. Amy Powell was subsequently terminated, effective as of August 31, 2025.

The Company has entered into other employment agreements with several of its non-executive employees. Some of these agreements require the annual issuance of restricted common stock shares or options as part of the compensation.

Severance

The employment agreement for Mr. Pickett provides that in the event the executive terminates his employment for “good reason” or we terminate his employment without “cause” (defined in his employment agreement), he is entitled to receive the following benefits, subject to his execution of a general release of claims in our favor and obligations regarding non-competition, non-solicitation, and non-disparagement and the expiration of any applicable expiration period with respect to the release: (i) any annual salary earned through the date of termination; (ii) any annual incentive compensation earned but unpaid for a prior period; (iii) any annual performance bonus payment earned but unpaid for a prior period; (iv) any accrued but unused vacation pay as of the date of termination; (v) any unreimbursed business expenses as of the date of termination (collectively, the “Pickett Accrued Obligations”); (v) an amount equal to the sum of two (2) years of then-current annual salary; (vi) an amount equal to prorated incentive compensation for the year of termination; (vii) an amount equal to the sum of five (5) years of incentive compensation, performance payments and stock options payable under his employment agreement (subsections (v) through (vii) are referred to herein collectively as the “Pickett Severance Payment”); (viii) to the extent the executive is not fully vested in any retirement benefits with the Company, the difference between the amounts the executive would have been paid had such amounts been vested on the date of termination; and (ix) all then-unvested stock options and warrants outstanding vest in full and become immediately exercisable (such unvested equity awards together with any unvested retirement benefits in the previous sentence, the “Pickett Equity Benefits”). The amounts payable will be paid out in a lump sum cash payment within 45 days after the date of termination, or if later, 7 days after the effective date of the release.

In the event that Mr. Pickett’s employment is terminated by reason of his death, he is entitled to receive the following benefits: (i) the Pickett Accrued Obligations; (ii) a prorated performance bonus payment, (iii) a prorated incentive payment, (iv) the Pickett Equity Benefits, (v) certain retiree coverage for executive’s spouse and (vi) certain other benefits, including any death benefits in effect at the time for senior executives of the Company. The Pickett Accrued Obligations, prorated performance bonus, and prorated incentive payment will be paid to executive’s estate or beneficiary (as applicable) in a lump sum cash payment within 60 days of the date of termination. The payment in respect of the retiree coverage (which is in addition to any rights to COBRA coverage) will be paid as soon as practicable following executive’s death, subject to certain limits.

In the event that Mr. Pickett’s employment is terminated by reason of his “permanent disability” (as defined in his employment agreement), he is entitled to receive the following benefits, subject to his execution of a general release of claims in our favor and obligations regarding non-competition, non-solicitation, and non-disparagement and the expiration of any applicable expiration period with respect to the release: (i) the Pickett Accrued Obligations; (ii) a prorated performance bonus payment; (iii) a prorated incentive payment; (iv) the Pickett Severance Payment; (v) the Pickett Equity Benefits; (vi) certain medical benefits; and (vii) certain other benefits, including any death benefits in effect at the time for senior executives of the Company. The Accrued Obligations, prorated performance bonus, prorated incentive payment and the Pickett Severance Payment will be paid to executive in a lump sum cash payment within 45 days of the date of termination or except to the extent necessary to comply with Code section 409A of the Internal Revenue Code (the “Code”).

In the event that Mr. Pickett’s employment is terminated for “cause” (as defined in his employment agreement), he is entitled to receive the following benefits, subject to his execution of a general release of claims in our favor and obligations regarding non-competition, non-solicitation, and non-disparagement and the expiration of any applicable expiration period with respect to the release: (i) the Pickett Accrued Obligations; and (ii) certain other benefits. The Pickett Accrued Obligations will be paid in a lump sum within 45 days of the date of termination.

In the event Mr. Pickett voluntarily resigns other than for “good reason” (as defined in his employment agreement) he is entitled to receive the following benefits, subject to his execution of a general release of claims in our favor and obligations regarding non-competition, non-solicitation, and non-disparagement and the expiration of any applicable expiration period with respect to the release: (i) the Pickett Accrued Obligations; (ii) certain other benefits; and (iii) certain retiree coverage. The Pickett Accrued Obligations will be paid in a lump sum cash payment within 45 days of the date of termination.

The employment agreements for Mr. Cox and Mr. Barrera provide that in the event the executives terminate their employment for “good reason” or we terminate their employment without “cause” (in each case defined in their employment agreement), they are entitled to receive the following benefits, subject to their execution of a general release of claims in our favor and obligations regarding non-competition, non-solicitation, and non-disparagement and the expiration of any applicable expiration period with respect to the release: (i) any annual salary earned through the date of termination; (ii) any annual incentive compensation earned but unpaid for a prior period; (iii) any annual performance bonus payment earned but unpaid for a prior period; (iv) any unreimbursed business expenses as of the date of termination; (v) an amount equal to three months of then-current annual salary as of the termination date (the severance payment, the “Severance Payment,” collectively with the benefits in subsections (i) through (v) herein, the “Accrued Obligations”); and (vi) any unpaid other amounts or benefits to which the executive was entitled to receive under any Company plan, program or practice (the “Equity Benefits”). The amounts payable will be paid in a lump sum cash payment within 45 days after the date of termination.

In the event that Mr. Cox and Mr. Barrera’s employments are terminated by reason of the executive’s death, they are entitled to receive the following benefits: (i) Accrued Obligations, (ii) a prorated performance bonus payment, (iii) a prorated incentive payment, (iv) the Equity Benefits, (v) retiree coverage for the executive’s spouse; and (vi) certain other benefits. The Accrued Obligations, the prorated performance bonus payment, and prorated incentive payment will be paid to the executive’s estate or beneficiary (as applicable) in a lump sum payment within 60 days of the termination date. The payment in respect of the retiree coverage (which is in additional to any rights to COBRA coverage) will be paid as soon as practicable following the executive’s death, subject to certain limits.

In the event that Mr. Cox’s and Mr. Barrera’s employments are terminated by reason of their “permanent disability” (as defined in their employment agreements), they entitled to receive the following benefits, subject to their execution of a general release of claims in our favor and obligations regarding non-competition, non-solicitation, and non-disparagement and the expiration of any applicable expiration period with respect to the release: (i) the Accrued Obligations; (ii) a prorated performance bonus payment; (iii) a prorated incentive payment; (iv) the Severance Payment; (v) the Equity Benefits; (v) certain medical benefits; and (vi) certain other benefits. The Accrued Obligations, the prorated performance bonus payment, the prorated incentive payment, and the Severance Payment will be paid in a lump sum payment within 30 days of the date of termination except to the extent necessary to comply with Section 409A of the Code.

In the event that Mr. Cox’s and Mr. Barrera’s employment is terminated for “cause” (as defined in their employment agreement), they are entitled to receive the following benefits, subject to their execution of a general release of claims in our favor and obligations regarding non-competition, non-solicitation, and non-disparagement and the expiration of any applicable expiration period with respect to the release: (i) the Accrued Obligations; and (ii) certain other benefits. Such amounts will be paid in a lump sum within 45 days of the date of termination.

In the event that Mr. Cox and Mr. Barrera voluntarily resign other than for “good reason,” they are entitled to receive the following benefits, subject to their execution of a general release of claims in our favor and obligations regarding non-competition, non-solicitation, and non-disparagement and the expiration of any applicable expiration period with respect to the release: (i) the Accrued Obligations; and (ii) the Equity Benefits.

In the event that Mr. Cox’s and Mr. Barrera employment’s is terminated within 120 days of a “change in control” (as defined in their employment agreement), they are entitled to receive the following benefits, subject to their execution of a general release of claims in our favor and obligations regarding non-competition, non-solicitation, and non-disparagement and the expiration of any applicable expiration period with respect to the release: (i) an amount equal to six (6) months of annual salary; and (ii) the Accrued Obligations. Such amounts will be paid within 45 days of the date of termination.

Each executive’s employment agreement defines “cause” to mean the occurrence of any one or more of the following subject to certain notice and cure rights: (i) willful failure of executive to perform the executive’s duties with the Company (other than any failure resulting from incapacity due to physical or mental illness) which executive fails to correct after written notice; (ii) willfully engaging in illegal conduct or misconduct which is materially and demonstrably injurious to the Company (except related to federal cannabis laws); (iii) executive’s conviction of or plea of guilty or nolo contendre to a felony; (iv) executive’s disclosure of confidential information in violation of the Company’s written policies which is materially and demonstrably injurious to the Company which the executive fails to correct after written notice; or (v) executive’s material willful breach of the employment agreement that executive fails to correct after written notice.

Each executive’s employment agreement defines “good reason” to mean the occurrence of any one or more of the following subject to certain notice and cure rights: (i) any failure by the Company to comply with any of the compensation provisions under the applicable employment agreement (other than isolated, insubstantial and inadvertent failures not occurring in bad faith and that is remedied by the Company promptly after receipt of notice); (ii) any other material breach of the applicable employment agreement by the Company; (iii) any failure by the Company to comply with the compensation provisions under the applicable employment agreements; or (iii) any event that results in a change of control (as defined in each executive’s employment agreement) occurs.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth the outstanding equity awards for our 2024 NEOs as of the fiscal year ended December 31, 2024.

Name and Principal Position	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Timothy Pickett, CEO	12/31/24	(1)	3,342	—	$1.36	12/31/29
	09/30/24	(2)	1,577	3,472	$3.00	09/30/29
	09/30/24	(2)	871	1,916	$3.00	09/30/29
	09/30/24	(3)	10,000	—	$5.50	09/30/29
	07/31/24	(4)	10,562	15,438	$1.90	07/31/29
	07/31/24	(4)	12,187	17,813	$1.90	07/31/29
	01/02/24	(6)	215	—	$5.50	01/02/29
Adam Cox, COO	09/30/24	(2)	3,219	7,080	$3.00	09/30/34
	09/30/24	(3)	5,790	—	$5.50	09/30/34
	01/02/24	(6)	215	—	$5.50	01/02/34
Jared Barrera, CFO	09/30/24	(2)	2,289	5,035	$3.00	09/30/34
	09/30/24	(3)	5,608	—	$5.50	09/30/34
	07/31/24	(5)	5,000	—	$1.72	07/31/34
	01/02/24	(6)	215	—	$5.50	01/02/34

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(1)      For each option grant, the awards granted to Mr. Pickett were fully vested.

(2)      For each option grant, the awards granted to Messrs. Pickett, Cox, Barrera, and Wade Rivers, LLC will time-vest over a three-year period in equal monthly installments, subject to continued employment with the Company through each applicable vesting date.

(3)      For each option grant, the awards granted to Messrs. Pickett, Cox, and Barrera were fully vested.

(4)      For each option grant, the awards granted to Mr. Pickett and Wade Rivers, LLC will time-vest over a two-year period in equal monthly installments, subject to continued employment with the Company through each applicable vesting date.

(5)      For each option grant, the awards granted to Mr. Barrera were fully vested.

(6)      For each option grant, the awards granted to Messrs. Pickett, Cox and Barrera will time-vest over a six-month period, with no vesting during the first six months following the grant date (the “cliff period”), and thereafter one hundred percent (100%) of the award will vest upon completion of the cliff period.

Non-Executive Director Compensation

Our directors play a critical role in guiding our strategic direction and overseeing the management of our Company. Ongoing developments in corporate governance and financial reporting have resulted in an increased demand for such highly qualified and productive public company directors. The many responsibilities and risks and the substantial time commitment of being a director of a public company require that we provide adequate incentives for our directors’ continued performance by paying compensation commensurate with our directors’ workload. Our directors are compensated based upon their respective levels of Board participation and responsibilities, including service on Board committees. Our director compensation is overseen by the Compensation Committee, which makes recommendations to our Board on the appropriate structure for our director compensation program and the appropriate amount of compensation. Our Board is responsible for final approval of our director compensation program and the compensation paid to our directors. Each non-employee director receives an annual cash retainer of $12,000, annual awards of restricted stock of the Company in an amount equal to $12,000, and annual awards of stock options equal to $12,000.

Each of Ms. Powell’s and Messrs. Robinson’s and Seelhorst’s director agree was subsequently amended, as of May 12, 2025, to (i) grant an additional 2,000 stock options, subject to vesting conditions; (ii) provide that all currently outstanding stock options granted by the Company to each non-employee director remain exercisable for one year following their last day of service to the Company, subject to the terms of the 2022 Equity Incentive Plan and any related award agreements; and (iii) affirmatively waive any right to any future equity or equity-based interests in the Company, Nakamoto, or any of their respective subsidiaries or affiliates.

Following the closing of the merger on August 14, 2025, the newly constituted Board (the “Post-Merger Board”) adopted a director compensation program under which each non-employee director receives an annual cash retainer of $100,000, with additional retainers of $25,000 for service as chair of the Audit Committee, the Compensation Committee and the Governance Committee. The members of the Post-Merger Board are also eligible to receive annual equity awards valued at $150,000, granted in the form of restricted stock units that vest on the first anniversary of the grant date, subject to continued service. As this Proxy Statement relates to fiscal year 2024, we discuss the compensation that Kindly MD paid to the 2024 NEOs and 2024 Non-Executive Directors. The director compensation adopted in connection with the Closing will be reflected in the Summary Compensation Table included in the annual proxy statement for the fiscal year ending December 31, 2025.

Annual Cash Retainers.

No additional meeting fees were paid to our directors for fiscal year 2024.

Reimbursement.

Our directors are entitled to reimbursement for their reasonable travel and lodging expenses for attending Board and Board committee meetings.

Director Compensation Table

The following table sets forth the compensation earned and paid to each member of our Board for service as a director during the fiscal year ended 2024:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)(3)	All Other Compensation ($)	Total ($)
Amy Powell	$15,500	$3,903	$1,145	$—	$20,548
Christian Robinson	$10,500	$3,903	$1,145	$—	$15,548
Gary Seelhorst	$10,500	$3,903	$1,145	$—	$15,548

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(1)      The amounts represented in this table are prorated amounts for a partial year. These amounts represent the grant date fair value of time-based restricted stock unit awards granted by the Board, determined in accordance with FASB ASC Topic 718. All awards are amortized over the vesting life of the award. For the assumptions used in our valuations, see “Note 10 — Stockholders’ Equity” of our notes to financial statements in our Annual Report on Form 10-K.

(2)      For each grant of restricted stock, the awards granted to Ms. Powell and Messrs. Robinson and Seelhorst were fully vested.

(3)      For each option grant, the awards granted to Ms. Powell and Messrs. Robinson and Seelhorst were fully vested.

Change-in-Control Agreements

The employment agreements for Mr. Pickett, Mr. Cox and Mr. Barrera provide for certain change in control protection. In the event Mr. Cox’s and Mr. Barrera’s employment is terminated within 120 days of a “change in control” (as defined in their employment agreement), they are entitled to receive certain severance benefits, which are summarized in the “Employment Agreements” section above. In addition, the employment agreements for each of Messrs. Pickett, Cox and Barrera define “good reason” to include any event resulting in a change in control, which provides for eligibility to receive certain severance benefits (summarized below). However, each of their employment agreements were amended to waive any claim to good reason in connection with the consummation of the transactions contemplated in the Merger Agreement.

Incentive Stock Plan

2022 Equity Incentive Plan

On October 10, 2022, the Company’s stockholders and Board approved the 2022 Incentive Stock Plan (the “2022 Equity Incentive Plan”). The following summarizes the material terms of the equity incentive compensation plans in which our NEOs are eligible to participate following the consummation of this offering.

2022 Incentive Award Plan

The principal purpose of the 2022 Equity Incentive Plan is to attract, retain and motivate selected employees, consultants and directors through the granting of stock-based compensation awards. The following description of the 2022 Equity Incentive Plan is based on the key terms and provisions in the 2022 Equity Incentive Plan; in the event of an inconsistencies between the 2022 Equity Incentive Plan and this description, the terms and conditions of the 2022 Equity Incentive Plan shall apply.

Share Reserve.    Under the 2022 Equity Incentive Plan, approximately 150,000 shares of Company Common Stock will initially be reserved for issuance (which has subsequently been increased to 1,217,866 shares) pursuant to a variety of stock-based compensation awards, including stock options, restricted stock awards, stock awards, and performance shares. The number of shares reserved for issuance will be increased by, if approved by our Board or the compensation committee of our Board, an annual increase, equal to the lesser of (A) 4% of the shares of stock outstanding on the last day of the immediately preceding fiscal year, and (B) such smaller number of shares of stock as determined by our Board.

Administration.    The Board administers the 2022 Equity Incentive Plan unless it delegates any or all powers with respect to the 2022 Equity Incentive Plan to the compensation committee. The 2022 Equity Incentive Plan provides that the Board may delegate to a committee consisting of two or more members of our Board.

Subject to the terms and conditions of the 2022 Equity Incentive Plan, the administrator has the authority to select the persons to whom awards are to be made, to determine the number of shares to be subject to awards, and the terms and conditions of awards, and to make all other determinations and to take all other actions necessary or advisable for the administration of the 2022 Equity Incentive Plan. The administrator is also authorized to adopt, amend, or rescind rules relating to administration of the 2022 Equity Incentive Plan. Our Board may at any time remove the compensation committee as the administrator and rest in itself the authority to administer the 2022 Equity Incentive Plan.

Eligibility.    Options, restricted stock, and all other stock-based awards under the 2022 Equity Incentive Plan may be granted to individuals who are then our officers, employees, or consultants or are the officers, employees, or consultants. Such awards also may be granted to our directors. Only employees of our company may be granted incentive stock options, or ISOs.

Awards.    The 2022 Equity Incentive Plan provides that the administrator may grant or issue stock options, SARs, restricted stock, restricted stock units, performance stock, performance stock units, other stock-based awards, and dividend equivalents, or any combination thereof. Each award sets forth in a separate agreement with the person receiving the award and indicates the type, terms, and conditions of the award.

•        Nonstatutory Stock Options, or NSOs, provide for the right to purchase shares of our common stock at a specified price which may not be less than fair market value on the date of grant, and usually become exercisable (at the discretion of the administrator) in one or more installments after the grant date, subject to the participant’s continued employment or service with us and/or subject to the satisfaction of corporate performance targets and individual performance targets established by the administrator. NSOs may be granted for any term specified by the administrator that does not exceed ten years.

•        Incentive Stock Options, or ISOs, are designed in a manner intended to comply with the provisions of Section 422 of the Tax Code and are subject to specified restrictions contained in the Tax Code. Among such restrictions, ISOs must have an exercise price of not less than the fair market value of a share of common stock on the date of grant, may only be granted to employees, and must not be exercisable after a period of ten years measured from the date of grant. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of our capital stock, the 2022 Equity Incentive Plan provides that the exercise price must be at least 110% of the fair market value of a share of common stock on the date of grant and the ISO must not be exercisable after a period of five years measured from the date of grant.

•        Restricted Stock and Performance Shares may be granted to any eligible individual and made subject to such restrictions as may be determined by the administrator, which in the case of performance shares includes performance-based restrictions. Restricted stock and performance shares, typically, may be forfeited for no consideration or repurchased by us at the original purchase price if the conditions or restrictions on vesting are not met. In general, such stock may not be sold or otherwise transferred until restrictions are removed or expire. Recipients of restricted stock and performance shares, unlike recipients of options, have voting rights and have the right to receive dividends, if any, prior to the time when the restrictions lapse, however, extraordinary dividends will generally be placed in escrow, and will not be released until restrictions are removed or expire.

•        Other Stock-Based Awards are awards of fully vested shares of Company Common Stock and other awards valued wholly or partially by referring to, or otherwise based on, shares of our Company Common Stock. Other stock-based awards may be granted to participants and may also be available as a payment form in the settlement of other awards, as standalone payments, and as payment in lieu of base salary, bonus, fees, or other cash compensation otherwise payable to any individual who is eligible to receive awards. The plan administrator determines the terms and conditions of other stock-based awards, which may include vesting conditions based on continued service, performance, and/or other conditions.

Any award may be granted as a performance award, meaning that the award is subject to vesting and/or payment based on the attainment of specified performance goals.

Change of Control.    In the event of a change of control the administrator is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to participants and the Company, with respect to an outstanding award in the event of a change of control or similar event.

Upon the occurrence of a change of control and unless otherwise provided in an award agreement with respect to a particular award: (i) all outstanding stock options become immediately exercisable in full, subject to any appropriate adjustments in the number of shares subject to the stock option and the option price, and remain exercisable for the remaining option period, regardless of any provision in the related award agreement limiting the exercisability of such stock option or any portion thereof for any length of time; (ii) all outstanding performance shares with respect to which the applicable performance period has not been completed will be paid out as soon as practicable as follows: (a) all performance objectives applicable to the award of performance shares shall be deemed to have been satisfied to the extent necessary to earn one hundred percent (100%) of the performance shares covered by the award; (b) the applicable performance period will be deemed to have been completed upon occurrence of the change of control; (c) the payment to the participant in settlement of the performance shares will be the amount determined by the administrator, in its sole discretion, or in the manner stated in the award agreement, as multiplied by a fraction, the numerator of which is the number of full calendar months of the applicable performance period that have elapsed prior to occurrence of the change of control, and the denominator of which is the total number of months in the original performance period; and (iv) upon the making of any such payment, the award agreement as to which it relates will be deemed terminated and of no further force and effect; and (iii) all outstanding shares of restricted stock with respect to which the restrictions have not lapsed will be deemed vested, and all such restrictions will be deemed lapsed and the restriction period ended.

Under the 2022 Equity Incentive Plan, a change of control is generally defined as:

•        the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation;

•        the approval by the Board of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all the assets of the Company; or

•        in the absence of a prior expression of approval by the Board, the acquisition of more than 20% of the Company’s voting capital stock by any person within the meaning of Rule 13d-3 under the Act (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company).

Adjustments of Awards.    In the event of any stock dividend, stock split, a reorganization or reclassification of Common Stock, or any other change in the structure of the shares of Common Stock affecting the number of outstanding shares of Company Common Stock or the share price of our Company Common Stock that would require adjustments to the 2022 Equity Incentive Plan or any awards under the 2022 Equity Incentive Plan, the administrator will make appropriate, proportionate adjustments to:

•        the aggregate number and type of shares subject to the 2022 Equity Incentive Plan;

•        the number and kind of shares subject to outstanding awards and terms and conditions of outstanding awards (including, without limitation, any applicable performance targets or criteria with respect to such awards); and

•        the grant or exercise price per share of any outstanding awards under the 2022 Equity Incentive Plan.

Amendment and Termination.    The administrator may terminate, amend, or modify the 2022 Equity Incentive Plan at any time and from time to time. However, we must generally obtain stockholder approval to the extent required by applicable law, rule, or regulation (including any applicable stock exchange rule). Notwithstanding the foregoing, an option may be amended to reduce the per share exercise price below the per share exercise price of such option on the grant date and options may be granted in exchange for, or in connection with, the cancellation or surrender of options having a higher per share exercise price without receiving additional stockholder approval.

Termination.    The Board may terminate the 2022 Equity Incentive Plan at any time. No awards, including incentive stock options, may be granted pursuant to the 2022 Equity Incentive Plan after the 10th anniversary of the effective date of the 2022 Equity Incentive Plan, and no additional annual share increases to the 2022 Equity Incentive Plan’s aggregate share limit will occur from and after such anniversary. Any award that is outstanding on the termination date of the 2022 Equity Incentive Plan will remain in force according to the terms of the 2022 Equity Incentive Plan and the applicable award agreement.

2025 Equity Incentive Plan

On May 18, 2025, the Board approved the Company’s 2025 Equity Incentive Plan (the “2025 Equity Incentive Plan”), effective upon the Closing. The 2025 Equity Incentive Plan was also approved by a majority of the Company’s stockholders on May 18, 2025, in accordance with the requirements of The Nasdaq Stock Market Listing Rules. Additionally, the grant of incentive stock options under the 2025 Equity Incentive Plan is subject to approval by a majority of the Company’s stockholders.

The 2025 Equity Incentive Plan provides for the grant of incentive stock options (to eligible employees only), nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance stock, performance stock units, other stock- or cash-based awards, and dividend equivalents, subject to the terms and conditions of the 2025 Equity Incentive Plan and any applicable award agreements. Incentive stock options granted under the 2025 Equity Incentive Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code. Nonqualified stock options and other awards granted under the 2025 Equity Incentive Plan are not intended to qualify as incentive stock options under the Code.

A total of 37,611,971 shares of Common Stock are reserved for awards under the 2025 Equity Incentive Plan.

Equity Award Grant Policies and Practices

In accordance with Item 402(x) of Regulation S-K, the Company’s policy on a go-forward basis will be to grant equity awards, including stock options and stock appreciation rights, at times that are not proximate to the release of material nonpublic information. The Compensation Committee of the Company Board intends to schedule meetings to approve equity awards in advance and without regard to the timing of the release of earnings or other material nonpublic information. The Company does not intend to time the granting of equity awards to take advantage of any material nonpublic information.

If equity awards ultimately are granted at a time when the Company is in possession of material nonpublic information, such awards will only be made after careful consideration is given by the Compensation Committee, and the good-faith rationale and legitimate business reasons for the timing of making the award are documented in the Committee’s minutes. The Company does not intend to have a practice of coordinating the timing of equity award grants with the release of material nonpublic information, and any such coincidence would be incidental.

The exercise price of all stock options and stock appreciation rights shall be set at the closing price of the Company Common Stock on the date preceding the date of the grant, which is the date the Compensation Committee approves the award. The Company does not and will not have a policy or practice of retroactively selecting grant dates or of granting equity awards with exercise prices that are based on a date other than the actual grant date.

Indemnification

The Company shall indemnify its officers and directors who, acting in good faith, with reasonable and prudent care, and in the best interest of the Company, who were or are made a party or are threatened to be made a party to or are involved in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative, or investigative (each a “Proceeding”), or any appeal in such a Proceeding or any inquiry or investigation that could lead to such a Proceeding, against any and all liabilities, damages, reasonable and documented expenses (including reasonably incurred and substantiated attorneys’ fees), financial effects of judgments, fines, penalties (including excise and similar taxes and punitive damages) and amounts paid in settlement in connection with such Proceeding by any of them. Such indemnification shall not be deemed exclusive of any other rights to which those indemnified may be entitled otherwise.

The Company may, by action of its Board and to the extent provided in such action, indemnify any employee or other persons. To the extent that an employee is successful on the merits or otherwise in defense of any proceeding, or in the defense of any claim, issue or matter therein, the Corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connecting with the defense. Such indemnification shall not be deemed exclusive of any other rights to which those indemnified may be entitled otherwise.

To the extent that indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling our Company pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. If a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of our Company in the successful defense of any action, suit or proceeding) is asserted by any of our directors, officers or controlling persons in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of that issue.

COMPENSATION COMMITTEE REPORT

The function of the Compensation Committee is to advise senior management on the administration of our compensation programs and plans, review and approve corporate goals and objectives relevant to senior executive officers’ compensation arrangements, evaluate the performance of the executive officers in light of those goals and objectives, determine the executive officers’ compensation levels based on this evaluation, assist our executive officers in formulating compensation programs applicable to our other senior management and oversee our equity compensation plan.

Our Compensation Committee has reviewed and discussed with our management the 2024 Directors and Executive Officer Compensation section of this Proxy Statement. Based upon the reviews and discussions, we have recommended to our Board that the 2024 Director and Executive Officer Compensation section be included in this Proxy Statement.

Submitted by the Compensation Committee of the Board:

Greg Xethalis (Chairperson of the Compensation Committee)
Charles P. Blackburn (Member of the Compensation Committee)

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN PERSONS

The following table sets forth information pertaining to “beneficial ownership” (as defined below) of our Common Stock as of October 30, 2025, by (i) individuals or entities known by us to beneficially own more than five percent of our Common Stock, (ii) each director and director nominee, (iii) our executive officers, and (iv) all directors and executive officers as a group. The table below is based upon information supplied by officers, directors and principal stockholders and Schedule 13Gs and 13Ds filed with the SEC.

The number of shares “beneficially owned” by a given stockholder is determined under SEC Rules, and the designation of ownership set forth below is not necessarily indicative of ownership for any other purpose. In general, the beneficial ownership as set forth below includes shares over which a director, director nominee, principal stockholder, or executive officer has sole or shared voting or investment power and certain shares which such person has a vested right to acquire, under stock options or otherwise, within 60 days of October 23, 2025.

The beneficial ownership percentages set forth in the table below are based on 439,850,889 shares of our Common Stock issued and outstanding as of October 30, 2025. Unless otherwise indicated in the table below, the business address of each of the following is 5097 South 900 East, Suite 100, Salt Lake City, UT 84117.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Shares of Common Stock Outstanding
Directors and Executive Officers
David Bailey	11,160,572	2.54%
Jared Barrera(1)	57,853	*%
Amanda Fabiano	—	—%
Tyler Evans	2,410,685	*%
Tim Pickett(2)	3,053,047	*%
Andrew Creighton	3,124,971	*%
Charles P. Blackburn	—	—%
Perianne Boring	—	—
Greg Xethalis	—	—
Mark Yusko	2,100,000	*%
All officers & directors as a group (10 individuals)	21,907,128	4.98%

____________

*        Indicates beneficial ownership of less than 1% of the total issued and outstanding shares of common stock.

(1)      Includes (i) 15,842 shares of common stock and (ii) 42,011 stock options exercisable within 60 days.

(2)      Includes (i) 99,025 shares of common stock held directly by Tim Pickett, (ii) 45,044 stock options owned by Tim Pickett exercisable within 60 days, (iii) 2,886,744 shares of common stock owned by Wade Rivers, LLC, an entity that is beneficially owned by The Wade Rivers Trust, for which Mr. Pickett serves as an investment trustee; and (iv) 22,234 stock options owned by Wade Rivers, LLC exercisable within 60 days.

Section 16(a) Beneficial Ownership Reporting Requirements

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of equity securities of the Company. Officers, directors and greater than 10% stockholders are required to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on review of forms filed in the SEC’s EDGAR database, all Section 16(a) requirements applicable to persons who were officers, directors and greater than 10% stockholders during the preceding fiscal year were complied with and satisfied on a timely basis, except for the following: (i) late Form 4s were filed on May 14, 2025 for Tim Pickett, Adam Cox, Gary Seelhorst, Christian Robinson and Amy Powell with respect to stock options and restricted stock awards granted during 2024 to the respective parties and (ii) a late Form 4 was filed on May 14, 2025 for Jared Barrera with respect to stock options granted during 2024.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

SEC rules require us to disclose any transaction since the beginning of our last fiscal year and for the two fiscal years preceding our last fiscal year, or any currently proposed transaction in which we are a participant in which the amount involved exceeded or will exceed $120,000 and in which any related person has or will have a direct or indirect material interest. A related person is any executive officer, director, nominee for director, or holder of 5% or more of our Common Stock, or an immediate family member of any of those persons.

The Company has transactions with related parties, including officers, directors, and their affiliates. The transactions are conducted in the ordinary course of business and are generally on terms no less favorable than those available to unrelated third parties.

The Company reimburses officers and directors for reasonable and necessary expenses incurred in the course of performing their duties for the Company. The Company also provides certain officers and directors with health insurance, retirement benefits, and other fringe benefits.

Wade Rivers Promissory Note

On April 15, 2023, the Company entered into a long-term unsecured note payable with Wade Rivers, LLC, an entity that is beneficially owned by The Wade Rivers Trust, for which Mr. Pickett serves as an investment trustee, for $332,545. This transaction extinguished the existing note payable with a balance of $82,545 and provided the Company with an additional $250,000 in operating capital. The note carried an interest rate of 14.9% per annum, with a maturity date of December 22, 2024. On September 7, 2023, the note was amended to include an additional $17,000; no other terms were modified. On December 31, 2023, the note was fully forgiven by Wade Rivers, LLC, resulting in an increase of $300,000 to additional paid-in capital.

Merger Agreement

On August 14, 2025, the Company consummated the transactions contemplated by the Merger Agreement (the “Merger”), including the merger of Kindly Holdco Corp, a Delaware corporation and a direct, and wholly owned subsidiary of Kindly (“Merger Sub”) with and into Nakamoto, with Nakamoto surviving as a wholly owned subsidiary of the Company. The consideration for the Merger consisted of approximately 22.3 million shares of Common Stock, to be issued to Nakamoto shareholders. In connection with the Merger, the Company also entered into private placement subscription agreements for the sale of shares of Common Stock at a purchase price of $1.12 per share and pre-funded warrants at a purchase price of $1.12 per warrant, and on June 19, 2025, entered into additional subscription agreements for the sale of shares of Common Stock at a purchase price of $5.00 per share (collectively the “PIPE Transactions”). The gross proceeds were approximately $540.0 million before deducting placement agent fees and other offering expenses. The net proceeds from the PIPE Transactions have been used to acquire bitcoin, which positioned us to implement our bitcoin treasury strategy, and for working capital and general corporate purposes. On May 12, 2025, we also agreed to issue a secured convertible debenture in the principal amount of $200.0 million to YA II PN, Ltd. (the “Convertible Debt Transaction”). The Merger and PIPE Transactions closed on August 14, 2025 and the Convertible Debt Transaction closed on August 15, 2025.

Indemnification Agreements

On August 14, 2025, the Company entered into a standard form of indemnification agreement (the “Indemnification Agreements”) with each of Perianne Boring, Tim Pickett, Mark Yusko, Greg Xethalis, Charles Blackburn, and David Bailey, in connection with the Closing. The Indemnification Agreements provide, among other things, that the Company will indemnify each of the directors under the circumstances and to the extent provided for therein, for certain expenses they may be required to pay in connection with certain claims to which they may be made a party by reason of their position as a director of the Company, and otherwise to the fullest extent permitted under Utah law and the Company’s governing documents. In connection with the Closing, the Company also entered into Indemnification Agreements with Tyler Evans, Andrew Creighton, Kyle Simon, and Amanda Fabiano on substantially the same terms as the foregoing. The Indemnification Agreement is identical in all material respects to the indemnification agreements entered into with other Company directors. The foregoing is only a brief description of the Indemnification Agreements, does not purport to be complete and is qualified in its entirety by the Company’s standard form of indemnification agreement incorporated by reference herein to the Form of Indemnification Agreement filed Exhibit 10.12 to the Company’s Current Report on Form 8-K, filed with the SEC on August 15, 2025.

PIPE Investments

On August 14, 2025, the Company completed its previously announced transactions in connection with its entry into subscription agreements, dated as of May 12, 2025 (the “Initial Subscription Agreements”) and as of June 19, 2025 (the “Additional Subscription Agreements” and, together with the Initial Subscription Agreements, the “Subscription Agreements”), as applicable, with certain institutional investors (the “PIPE Subscribers”) for the issuance of an aggregate of 322,979,583 shares of the Company Common Stock (the “PIPE Shares”) at a price per share of $1.12 and 5,682,586 PIPE Shares at a price per share of $5.00, and 133,800,773 pre-funded warrants to purchase shares of Common Stock (“Pre-Funded Warrants”, together with Common Stock, the “Acquired Securities”) pursuant to the issuance of pre-funded common stock purchase warrant agreements (the “Pre-Funded Warrant Agreement”) to certain institutional investors, and gross proceeds of approximately $540.0 million (collectively, the “PIPE Financings”). The Acquired Securities were issued in a private placement in reliance upon an exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws.

In connection with the Closing, certain directors and executive officers of the Company also participated in the PIPE Financings on the same terms as the other PIPE Subscribers. Mark Yusko, Tyler Evans, and Andrew Creighton participated in the PIPE Financings. Specifically, Mark Yusko, a member of the Company’s Board of Directors, agreed to purchase and received 2,100,000 shares of the Company’s Common Stock; Tyler Evans, the Company’s Chief Investment Officer, agreed to purchase and received 178,571 shares of the Company’s Common Stock; and Andrew Creighton, the Company’s Chief Commercial Officer, agreed to purchase and received 892,857 shares of the Company’s Common Stock. The purchases by Messrs. Yusko, Evans, and Creighton were made for investment purposes and on terms no more favorable than those applicable to the other PIPE Subscribers.

Employment Agreements

In connection with the Closing and the appointment of the Company’s new management team, the Company entered into, or amended, employment and consulting agreements with certain executive officers and advisors, including David Bailey, Tyler Evans, Andrew Creighton, Tim Pickett, Jared Barrera and Amanda Fabiano.

In connection with the Closing, the Company entered into a consulting agreement with BTC Consulting, LLC, an entity controlled by Mr. Bailey (the “BTC Consulting Agreement”). Under the terms of the BTC Consulting Agreement, BTC Consulting, LLC receives a monthly consulting fee of $58,333.33, a one-time signing-bonus of $250,000, payable in one lump sum payment, and will be eligible for an annual cash-based incentive bonus with a target of up to $2,100,000, subject to performance metrics established by the Board. BTC Consulting, LLC will be eligible to receive an initial grant of 5,000,000 stock options and annual grants of performance-based restricted stock units with a target up to $1,000,000, subject to performance metrics established by the Board, both subject to vesting and other customary terms, and eligibility for use of private aircraft travel for business travel in accordance with policies and procedures established by the Company. The BTC Consulting Agreement also contains customary confidentiality, intellectual property, and indemnification provisions, and may be terminated by either party in accordance with its terms. The foregoing description of the BTC Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the BTC Consulting Agreement, which is filed as Exhibit 10.15 to the Company’s Current Report on Form 8-K, filed with the SEC on August 15, 2025.

In connection with his appointment as Chief Investment Officer, the Company entered into an employment agreement with Tyler Evans (the “Evans Employment Agreement”). Under the terms of the agreement, Mr. Evans receives an annual base salary of $500,000, subject to review and adjustment by our Board from time to time, a one-time sign-on bonus of $250,000 (payable in two equal installments, subject to clawback under certain circumstances), and will be eligible for annual incentive compensation with a target of up to $1,500,000, subject to performance metrics established by the Board. Mr. Evans will be eligible to receive an initial grant of 10,000,000 stock options and annual performance-based restricted stock units valued at $800,000, subject to performance metrics established by the Board, both subject to vesting and other customary terms, and eligibility for use of private aircraft travel for business travel in accordance with policies and procedures established by the Company. The Evans Employment Agreement contains customary confidentiality, non-compete, non-solicitation, and intellectual property provisions, and may be terminated by either party in accordance with its terms. The foregoing description of the Evans Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Evans Employment Agreement, which is filed as Exhibit 10.16 to the Company’s Current Report on Form 8-K, filed with the SEC on August 15, 2025.

In connection with his appointment as Chief Commercial Officer, the Company entered into an employment agreement with Andrew Creighton (the “Creighton Employment Agreement”). Under the terms of the Creighton Employment Agreement, Mr. Creighton receives an annual base salary of $600,000, subject to review and adjustment by our Board from time to time, a signing bonus of $250,000, and will be eligible for annual incentive compensation with a target of up to $200,000, subject to performance metrics established by the Board. Mr. Creighton will be eligible to receive an initial grant of 500,000 stock options and annual performance-based restricted stock units valued at $800,000, subject to performance metrics established by the Board, both subject to vesting and other customary terms, and eligibility for business class travel for flights of 3 hours or more for travel on behalf of the Company. The Creighton Employment Agreement contains customary confidentiality, non-solicitation, and intellectual property provisions, and may be terminated by either party in accordance with its terms. The foregoing description of the Creighton Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Creighton Employment Agreement, which is filed as Exhibit 10.17 to the Company’s Current Report on Form 8-K, filed with the SEC on August 15, 2025.

In connection with the Closing, the Company entered into a consulting agreement with Second Gate Advisory LLC, an entity controlled by Mrs. Fabiano (the “Second Gate Consulting Agreement”). Under the terms of the Second Gate Consulting Agreement, Second Gate Advisory LLC receives a monthly consulting fee of $37,500, be eligible for an annual cash-based incentive bonus with a target of up to 150% of the consulting fee, be eligible to receive an initial grant of restricted stock units valued at $1,000,000 and annual grants of performance-based restricted stock units with a target up to $1,000,000, subject to vesting and performance metrics established by the Board. Second Gate Advisory LLC is also eligible for a signing bonus valued at $5,000,000, consisting of $500,000 in cash and $4,500,000 in Company Common Stock, subject to Second Gate Advisory LLC transitioning the revenue from Second Gate Advisory LLC to the Company, vesting and other conditions. The Second Gate Consulting Agreement also contains customary confidentiality, intellectual property, and indemnification provisions, and may be terminated by either party in accordance with its terms. The foregoing description of the Second Gate Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Gate Consulting Agreement, which is filed as Exhibit 10.18 to the Company’s Current Report on Form 8-K, filed with the SEC on August 15, 2025.

Tim Pickett’s and Jared Barrera’s employment agreement, as amended, are summarized in the “Employment Agreements” section above.

Severance

The employment agreements for BTC Consulting, LLC and Second Gate Advisory LLC provide that in the event the consultant terminates their engagement for “resignation by consultant following a material breach by Company” or we terminate “with a material breach by Company” (in each case defined in their consulting agreement), they are entitled to receive the following benefits, subject to obligations regarding confidentiality and return of property: (i) a lump sum payment equal to: (a) for Second Gate Advisory LLC, one (1) times the sum of consultant’s annual consulting fee and target incentive compensation; and (b) for BTC Consulting LLC, two (2) times the sum of consultant’s annual consulting fee and target incentive compensation, for the year in which the termination date occurs; (2) for Second Gate Advisory LLC, partial acceleration any then-unvested initial restricted stock units and annual performance-based restricted stock units as of the termination date that would have vested during the twelve (12) month period immediately following the date of termination (provided that, for any performance-based awards, any applicable performance-metrics are satisfied), and for BTC Consulting LLC, full acceleration of any then-unvested initial award of stock options, initial restricted stock units and annual performance-based restricted stock units as of the termination date (provided that, for any performance-based awards, any applicable performance-metrics are satisfied); and (iii) reimbursement for unreimbursed business expenses incurred by consultant.

In the event BTC Consulting, LLC’s and Second Gate Advisory LLC’s engagement is terminated by the Company for “material breach by consultant” or consultant terminates their engagement by “resignation by consultant without material breach by Company,” subject to obligations regarding confidentiality and return of property, they will be entitled to: (i) any accrued but unpaid consulting fees; and (ii) reimbursement for unreimbursed business expenses incurred by consultant.

The consulting agreements for BTC Consulting, LLC and Second Gate Advisory LLC define “material breach by consultant” to mean the occurrence of any one or more of the following: (i) consultant’s willful misconduct, gross negligence, or material failure to perform consultants’ duties (other than any such failure resulting from incapacity due to physical or mental illness); (ii) consultant’s material violation of any written policy, code of conduct, or procedure of the Company; (iii) consultant’s commission of, or participation in, any act of fraud, dishonesty, embezzlement, misappropriation, or other act of material misconduct with respect to the Company; (iv) consultant’s indictment for, conviction of, or plea of guilty or nolo contendere to, a felony or any crime involving moral turpitude, dishonesty, or theft; (v) consultant’s material breach of the consulting agreement or any other written agreement with the Company, or consultant’s breach of any fiduciary duty owed to the Company; or (vi) consultant’s unauthorized use or disclosure of any confidential or proprietary information of the Company.

The consulting agreements for BTC Consulting, LLC and Second Gate Advisory LLC define “material breach by Company” to mean the occurrence of any one or more of the following, subject to certain notice and cure rights: (i) a material reduction in the consulting fee; provided, however that a material reduction in the consulting fee pursuant to a salary reduction and/or consulting fee reduction program affecting all or substantially all of the employees and consultants of the company and that does not adversely affect consultant to a greater extent than other similarly situated consultants shall not constitute material breach by Company; (iii) consultant being required to relocate the consultant’s principal place of engagement to a location outside of Puerto Rico; or (iii) a material diminution of consultant’s authority, duties, or responsibilities (other than during a suspension or investigation of grounds that may constitute material breach by consultant).

The employment agreements for Mr. Evans and Mr. Creighton provide that in the event the executive terminates their employment for “good reason” or we terminate their employment without “cause” (in each case defined in their employment agreement), they are entitled to receive the following benefits, in addition to any accrued obligations and subject to their execution of a general release of claims in our favor and obligations regarding non-competition (in the case of Mr. Evans), non-solicitation, return of property, and non-disparagement and the expiration of any applicable expiration period with respect to the release: (i) amount equal to six (6) months of then-current annual salary, as of the termination date, which shall be paid, in equal monthly installments in accordance with the Company’s general payroll practices; (ii) partial acceleration of any then-unvested stock options and annual grants of performance-based restricted stock units as of the termination date that would have vested during the six (6) month period immediately following the date of the termination date (provided that, for any performance-based awards, any applicable performance-metrics are satisfied); (iii) any vacation accrued but unused as of the termination date; and (vii) any annual salary earned but unpaid as of the termination date.

In the event Mr. Evans and Mr. Creighton voluntarily resign other than for “good reason” or executive’s employment is terminated by us for “cause,” subject to their execution of a general release of claims in our favor and obligations regarding non-competition (in the case of Mr. Evans), non-solicitation, return of property, and non-disparagement and the expiration of any applicable expiration period with respect to the release, they will be entitled to: (i) any vacation accrued but unused as of the termination date; and (ii) any annual salary earned but unpaid as of the termination date.

The employment agreements for Mr. Evans and Mr. Creighton define “cause” to mean the occurrence of any one or more of the following subject to certain notice and cure rights: shall mean the occurrence of any one or more of the following events, as determined in the sole discretion of the Company: (i) executive’s willful misconduct, gross negligence, or material failure to perform the duties and responsibilities of their position (other than as a result of physical or mental incapacity), after written notice from the Company and a reasonable opportunity to cure, if curable; (ii) executive’s material violation of any written policy, code of conduct, or procedure of the Company; (iii) executive’s commission of, or participation in, any act of fraud, dishonesty, embezzlement, misappropriation, or other act of material misconduct with respect to the Company; (iv) executive’s indictment for, conviction of, or plea of guilty or nolo contendere to, a felony or any crime involving moral turpitude, dishonesty, or theft; or (v) executive’s material breach of the employment agreement or any other written agreement with the Company, or executive’s breach of any fiduciary duty owed to the Company; or executive’s unauthorized use or disclosure of any confidential or proprietary information of the Company.

The employment agreements for Mr. Evans and Mr. Creighton define “good reason” to mean the occurrence of any one or more of the following: (i) a material diminishment of executive’s job title; (ii) a material reduction by the Company in executive’s rate of annual salary by more than ten percent (10%); or (iii) a material change in the geographic location of executive’s primary work facility or location that is requested or initiated by the Company; provided, that a relocation of less than thirty (30) miles from executive’s then present location will not be considered a material change in geographic location.

Treasury B.V. Investment

On September 4, 2025, Nakamoto made a minority investment in Treasury B.V. (“Treasury”), a private limited liability company under the laws of the Netherlands (the “Minority Investment”). In connection with the Minority Investment, Nakamoto entered into a Private Deed of Issuance (the “Private Deed”) by and among Treasury, Stichting Administratiekantoor Treasury, a foundation under the laws of the Netherlands (“Stichting”), and Nakamoto, pursuant to which Treasury agreed to issue to Stichting 1,363,027 (the “Issuance”) ordinary shares of Treasury, par value EUR 0.01 (the “Shares”), in exchange for €12,835,870.08 (approximately $15.0 million). In connection with the Issuance, Stichting issued 1,363,027 depositary receipts, representing each of the Shares, to Nakamoto in exchange for a subscription price of approximately €9.42 (approximately $10.98) per depositary receipt, for an aggregate of €12,835,870.08 (approximately $15.0 million) to be paid directly to Treasury by Nakamoto in USD Coin (USDC).

Following the Minority Investment, Treasury intends to reverse list on Euronext Amsterdam N.V. (the “Reverse Listing”), through a merger with MKB Nedsense N.V. (“ListCo”). As a condition to the Minority Investment, Nakamoto was required to deliver a customary lock-up agreement to Treasury, pursuant to which Nakamoto agreed not to sell, transfer, pledge, assign, lend, grant any option over or otherwise dispose of, directly or indirectly, any securities of ListCo (“ListCo Securities”) received by Nakamoto in exchange for the depositary receipts, for a 90-day period pursuant to a phased release of the ListCo Securities, commencing on the effective date of the Reverse Listing. Further, Treasury will grant Nakamoto observer and consultations rights for Treasury’s Anchor Investment Committee, which Treasury established for the interim period prior to and until the Reverse Listing, composed of key investors who will be responsible for reviewing and approving material steps in the Reverse Listing. Upon consummation of the Reverse Listing, Treasury plans to establish a strategic advisory board and intends to appoint David Bailey, the Company’s Chief Executive Officer and Chairman of the Board, as a member.

In connection with the contemplated Reverse Listing, Treasury entered into (i) a definitive agreement for the purchase of Bitcoin Decentralized B.V., a private company with limited liability under the laws of the Netherlands (“Bitcoin BV”), and (ii) a media services and licensing agreement with BTC Media LLC, a Tennessee limited liability company (“BTC Media,” and (i) and (ii) collectively with the Minority Investment, the “Transaction”). Both agreements were negotiated on an arm’s length basis and the Minority Investment was not a condition to either agreement.

The Audit Committee approved the Minority Investment pursuant to the Company’s Related Person Transaction Policy because (i) both Bitcoin BV and BTC Media are affiliates of BTC, and (ii) David Bailey, the Company’s Chief Executive Officer and Chairman of the Board is an officer, director and equityholder of BTC; Tyler Evans, the Company’s Chief Investment Officer, is an officer, director and equityholder of BTC; and Andrew Creighton, the Company’s Chief Commercial Officer, is an officer and equityholder of BTC.

Metaplanet Investment

On September 9, 2025, Nakamoto a wholly-owned subsidiary of the Company, made a commitment to purchase up to $30 million of shares of common stock of Metaplanet Inc., a corporation organized under the laws of Japan, (TSE: 3350) (OTC:MTPLF) (“Metaplanet”), in connection with Metaplanet’s previously announced international equity financing (the “International Offering”).

Nakamoto paid a purchase price of approximately $3.75 per share for a total of 8,000,000 shares of Metaplanet’s common stock (the “Metaplanet Stock”). The International Offering closed on September 17, 2025. No separate share purchase agreement or subscription document was required to be signed by the Company in connection with its commitment.

The Audit Committee approved the $30 million investment pursuant to the Company’s Related Person Transaction Policy. This approval was required because David Bailey, the Company’s Chief Executive Officer and Chairman of the Board, serves on the advisory board of Metaplanet; Tyler Evans, the Company’s Chief Investment Officer, is a director of Metaplanet; and Mark Yusko, a director of the Company, is a director of Metaplanet.

PROPOSAL NO. 2: APPROVAL OF THE CONVERSION OF KINDLY MD
FROM A UTAH CORPORATION TO A DELAWARE CORPORATION

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE CONVERSION TO A DELAWARE CORPORATION.

The Company is asking its shareholders to approve the conversion of Kindly MD from a Utah corporation to a Delaware corporation (the “Delaware Conversion”). For the reasons discussed below, our Board has unanimously adopted, subject to stockholder approval, the Delaware Conversion.

Summary

The principal effects of the Delaware Conversion, if approved by our stockholders and effected, will be that:

•        The Company will continue to operate its business under the current name, “Kindly MD, Inc.” (the Delaware entity to be referred to as “Delaware-Company”)

•        The affairs of the Company will cease to be governed by the corporate laws of the state of Utah and will become subject to the corporate laws of the state of Delaware. See “Comparison of Stockholder Rights Before and After the Delaware Conversion” below.

•        The Company will cease to be governed by its Second Amended and Restated Certificate of Incorporation and Bylaws will be instead subject to the provisions of the proposed Delaware certificate of incorporation (the “Delaware Certificate”) and the proposed Delaware bylaws (the “Delaware Bylaws”), forms of which are included as Annex A and Annex B, respectively to this Proxy Statement. See “Comparison of Stockholder Rights Before and After the Delaware Conversion” below.

•        The Conversion will not result in any change in headquarters, business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the Delaware Conversion).

•        The Common Stock will continue to be traded on Nasdaq under the symbol “NAKA” and the tradable warrants will continue to be quoted on the OTC Pink marketplace under “NAKAW.”

•        Each outstanding share of Common Stock will automatically become one outstanding share of Common Stock, par value $0.001 per share of the Delaware corporation and each tradable warrant will become one outstanding tradable warrant of the Delaware-Company, retaining the same exercise prices and terms, pursuant to the Delaware certificate of conversion (the “Certificate of Conversion”), form of which is included as Annex C. Stockholders will not need to exchange their existing Common Stock certificates for new stock certificates.

•        Each outstanding restricted stock unit, option or right to acquire shares of Kindly MD will continue in existence and automatically become a restricted stock unit, option or right of the Delaware-Company, under the same terms and conditions.

Reasons for Voting for Approval of the Delaware Conversion

As part of their ongoing oversight, direction and management of the Company’s business, the Board considered converting the Company’s jurisdiction to one that has more modern and favorable corporate laws. The Board considered three states: Delaware, Texas and Nevada. The Board reviewed the three states’ corporate laws and decided to convert to a Delaware corporation. The Board has approved the Delaware Conversion because the Delaware General Corporate Law (the “DGCL”) is more comprehensive, widely-used and extensively interpreted than the corporate laws of other states, including Utah. The state of Delaware is recognized for adopting comprehensive, modern and flexible corporate laws, which are amended periodically to respond to the changing legal and business needs of corporations. As a result of the flexibility and responsiveness of the Delaware corporate laws to the legal and business needs of corporations, most major public corporations are incorporated in Delaware or have changed their corporate domiciles to Delaware. Delaware, unlike Utah or Nevada, has established a specialized court, the Delaware Court of Chancery, that has exclusive jurisdiction over matters relating to the DGCL. The Delaware judiciary has become particularly familiar with corporate laws and corporate matters, and a substantial body of court decisions has developed construing the

DGCL, thus providing greater clarity and predictability with respect to our corporate legal and governance affairs. We believe this will assist our Board and management in making corporate decisions and taking corporate actions with greater assurance as to the validity and consequences of those decisions and actions. For these and other reasons, we believe that the Delaware Conversion will directly benefit our stockholders.

Why Shareholders Should Vote for the Delaware Conversion

Delaware is a nationally recognized leader in adopting and implementing comprehensive modern and flexible corporate laws. Further, Delaware is widely regarded as providing adequate protection to stockholders. The DGCL is frequently revised and updated to accommodate changing legal and business need and is more comprehensive, widely used and interpreted than other state corporate laws, including those of the state of Utah.

Further, Delaware courts (including the Delaware Court of Chancery and the Delaware Supreme Court) are highly regarded for their considerable expertise in dealing with corporate legal issues and for producing a substantial body of case law construing Delaware legal precedents. Because the judicial system is based largely on legal precedents, the abundance of Delaware case law enhances the relative clarity and predictability of many areas of corporate law, which in turn may offer added advantages to us by allowing the Board of Directors and management to make corporate decisions and take actions with a greater assurance as to the validity and consequences of those decisions and actions.

The Delaware Conversion may also make it easier to attract future candidates willing to serve on the Board of Directors because many such candidates are familiar with Delaware law, including provisions of the DGCL relating to fiduciary duties and director indemnification, from their past business experience.

In the opinion of the Board, underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for corporations having the greater flexibility afforded by the DGCL. Certain investment funds, sophisticated investors and brokerage firms may be more comfortable and more willing to invest in a Delaware corporation than in a corporation incorporated in another U.S. jurisdiction whose corporate laws may be less understood or perceived to be unresponsive to stockholder rights.

Effects of the Delaware Conversion

Apart from being governed by the Delaware Certificate, the Delaware Bylaws and the DGCL, the Delaware-Company will effectively be the same entity as Company. By virtue of the Conversion, all rights, privileges, and powers of Company, all property owned by Company, all debts owed to Company and all other causes of action belonging to Company immediately prior to the Delaware Conversion will remain vested in Delaware-Company following the Delaware Conversion. In addition, by virtue of the Delaware Conversion, all debts, liabilities and duties of Company immediately prior to the Delaware Conversion will remain attached to the Delaware-Company following the Delaware Conversion.

Upon effectiveness of the Delaware Conversion, all shares of Common Stock and all tradable warrants of the Company will automatically be converted into shares of Common Stock and tradable warrants of the Delaware-Company, respectively, without any further action on the part of the securityholders. The Delaware Conversion will have no effect on the transferability or the trading of the shares of Common Stock on Nasdaq under the same trading symbol “NAKA” or the quotation of the tradable warrants on the OTC Pink marketplace under the trading symbol “NAKAW”. The Company will continue to file periodic reports and other documents as required by the rules and regulations of the SEC. Shares of Common Stock and tradable warrants that are freely tradable prior to the Delaware Conversion will continue to be freely tradable as shares of the Delaware-Company common stock and tradable warrants, and shares of the Company’s Common Stock and tradable warrants that are subject to restrictions prior to the Delaware Conversion will continue to be subject to the same restrictions as shares of Delaware-Company common stock and tradable warrants. The Delaware Conversion will not change the respective positions of the Company or our securityholders under federal securities laws.

Upon effectiveness of the Delaware Conversion, (i) our directors and officers will become all of the directors and officers of Delaware-Company, and (ii) all of our employee benefit and incentive plans will become Delaware-Company plans, and each option, equity award or other right issued under such plans will automatically be converted into an option, equity award or right to purchase or receive the same number of shares of Delaware-Company common stock, at the same price per share, upon the same terms and subject to the same conditions as before the Delaware Conversion.

Effect of Vote for Delaware Conversion

A vote in favor of the Delaware Conversion is a vote in favor of the Certificate of Conversion, the Delaware Certificate and the Delaware Bylaws and will also constitute approval of certain changes to Utah Articles and Utah Bylaws. Stockholders should also note that approval of the Delaware Conversion also will constitute approval of the Company’s equity and other employee benefit and incentive plans continuing as its plans after the Delaware Conversion.

Effect of Not Obtaining Required Vote for Approval

If the Company fails to obtain the requisite vote of our stockholders for approval of the Delaware Conversion, the Delaware Conversion will not be consummated and the Company will continue to be incorporated under the laws of the state of Utah, the Amended and Restated Articles of Incorporation and the Bylaws of the Company.

Material U.S. Federal Income Tax Consequences of the Delaware Conversion to U.S. Holders

The following is a discussion of the material U.S. federal income tax consequences of the Delaware Conversion to U.S. holders (as defined below). This discussion does not purport to be a complete analysis of all the potential U.S. federal income tax consequences, and does not describe any state, local, or non-U.S. income, estate, gift, or other tax consequences, of the Delaware Conversion. This discussion is based upon current provisions of the Code, current, temporary and proposed Treasury regulations and judicial and administrative decisions and rulings as of the date hereof, all of which are subject to change (possibly with retroactive effect) and all of which are subject to differing interpretations. This discussion is limited to U.S. holders that hold our Common Stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a U.S. holder’s particular circumstances or to persons subject to special treatment under U.S. federal income tax laws, including, without limitation, banks and other financial institutions, insurance companies, mutual funds, regulated investment companies, real estate investment trusts, cooperatives, tax-exempt organizations, brokers, dealers or traders in securities, persons holding shares of our common stock as part of a hedge, straddle, or other risk reduction strategy or as part of a conversion transaction or other integrated investment, U.S. expatriates, U.S. holders whose functional currency is not the U.S. dollar, persons subject to the alternative minimum tax, persons that actually or constructively own 5% or more of the voting power, or 5% or more of the total value of the stock of the Company, non-U.S. persons, partnerships or other pass-through entities or arrangements for U.S. federal income tax purposes (or holders of interests in such entities or arrangements), and persons who hold or receive our common stock pursuant to the exercise of any employee stock option or otherwise as compensation.

No ruling will be sought from the Internal Revenue Service, nor will a tax opinion be requested or received from an attorney, with respect to the U.S. federal income tax consequences of the Delaware Conversion, and no assurance can be given that the Internal Revenue Service will not take a contrary position to the U.S. federal income tax consequences described below or that any such contrary position will not be sustained by a court.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of our Common Stock, that, for U.S. federal income tax purposes, is (1) an individual who is a citizen or resident of the United States, (2) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) that is created or organized under the laws of the United States, any state thereof, or the District of Columbia, (3) an estate, the income of which is subject to U.S. federal income tax regardless of its source, or (4) a trust (A) if a court within the United States is able to exercise primary supervision of the trust and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust, or (B) that has a valid election in effect under applicable Treasury regulations to be treated as a United States person for U.S. federal income tax purposes.

If a partnership (including, for this purpose, any entity or arrangement treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of our Common Stock, the U.S. federal income tax consequences to a partner in the partnership generally will depend on the status of the partner and the activities of the partnership. Accordingly, a holder of our Common Stock that is a partnership, and the partners in such partnership, should consult their tax advisors regarding the U.S. federal income tax consequences of the Delaware Conversion.

The Delaware Conversion is intended to qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. Assuming that the Delaware Conversion qualifies as a reorganization within the meaning of Section 368(a)(1)(F) of the Code:

a)      no gain or loss for U.S. federal income tax purposes will be recognized by U.S. holders on receipt by them of the common stock of the Delaware-Company in exchange for shares of our Common Stock;

b)      the aggregate basis of the common stock of the Delaware-Company received by U.S. holders in exchange for their shares of our Common Stock pursuant to the Delaware Conversion will be the same as their aggregate basis for our Common Stock;

c)      the holding period for the common stock of the Delaware-Company received in exchange for our Common Stock will include the period during which our Common Stock exchanged therefor is held; and

d)      no gain or loss will be recognized by the Company as a result of the Delaware Conversion.

U.S. holders that have acquired different blocks of our Common Stock at different times or at different prices, and whose blocks of such Common Stock are converted into common stock of the Delaware-Company in connection with the Delaware Conversion, should consult their tax advisors regarding the allocation of their aggregate tax basis among, and the holding period of, the common stock of the Delaware-Company.

ALL HOLDERS OF OUR COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE TAX CONSEQUENCES OF THE DELAWARE CONVERSION TO THEIR PARTICULAR CIRCUMSTANCES, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL, NON-U.S. AND OTHER TAX LAWS.

Dissenters’ Rights

Under the Utah Revised Business Corporation Act (the “URBCA”), stockholders are not entitled to dissenters’ rights in connection with a Delaware Conversion.

Accounting Treatment

The Company expects that the Conversion will have no effect from an accounting perspective because there is no change in the entity as a result of the Conversion. As such, our financial statements previously filed with the SEC will remain our financial statements following the Delaware Conversion.

Regulatory Approvals

The Delaware Conversion will not be consummated until after stockholder approval is obtained. The Company will obtain all required consent of government authorities, including the filing of the Certificate of Conversion and the Delaware Certificate.

Certain Differences Between the Utah Articles and Utah Bylaws and the Delaware Certificate and Delaware Bylaws

The Delaware Certificate and Delaware Bylaws have been drafted with an intent to reflect the Utah Certificate and Utah Bylaws to an extent. However, because of differences between the URBCA and DGCL, there are certain differences, as demonstrated in the following matrices:

Differences between the Utah Articles and Delaware Certificate

Provision	Utah Articles	Delaware Certificate
Stockholder Action without a Meeting	The Utah Articles prohibit stockholder action without a meeting.

The Delaware Certificate will permit stockholders to act without a meeting, by written consent, only for the approval of any amendment to the Certificate of Incorporation to subdivide or combine the outstanding shares of Common Stock into a greater or lesser number of shares (with or without a proportionate increase or decrease to the authorized shares of Common Stock) that is approved by all directors of the Corporation then in office.

Indemnification of Directors and Officers	The Utah Articles provide indemnification to the fullest extent permitted under the URBCA.	The Delaware Certificate will provide for indemnification to the fullest extent permitted by the DGCL.
Elimination of Personal Liability for Directors and Officers	The Utah Articles provide limitation of personal liability for directors and officers to the fullest extent permissible under URBCA.	The Delaware Certificate will provide for limitation of personal liability for directors and officers to the fullest extent permitted by the DGCL.
Business Combinations/Anti-Takeover Provisions	The Utah Articles elect to opt out of the provisions of the Control Share Acquisitions Act, Utah Code Ann. § 61-6-1 that may apply to the Corporation.	The Delaware Certificate will provide that the Corporation shall not be governed by or subject to § 203 of the DGCL.
Director Vacancies/Newly Created Directorships	The Utah Articles do not address director vacancies or newly created directorships.

The Delaware Certificate will provide that vacancies and newly created directorships are filled solely by majority of remaining directors (even if less than a quorum) or the sole remaining director, subject to preferred stock rights.

Interested Director Transactions

The Utah Articles provide a safe harbor for interested director transactions meaning, the transactions are not void/voidable if disclosed to and approved by the Board or if fair and reasonable. Interested directors may count for quorum.

The Delaware Certificate will not address interested director transactions because the DGCL aligns with the Utah Articles. The DGCL provides that not interested director transactions are not void/voidable if any of the following conditions are met: the transaction was (1) fully disclosed to board or committee and in good faith board or committee authorize the transaction or (2) fully disclosed to stockholders and in good faith they vote to approve, or (3) the transaction is fair to the corporation and is authorized, approved, or ratified by the board, committee, or stockholders.

Provision	Utah Articles	Delaware Certificate
Bylaw Amendments	The Utah Articles do not address bylaw amendments.	The Delaware Certificate will provide that the Board and Stockholders are expressly authorized to adopt, amend, repeal, or alter bylaws.
Charter Amendments – Voting Thresholds	The Utah Articles provide that amendments are generally permitted by majority of outstanding shares entitled to vote, unless otherwise stated.	The Delaware Certificate will reserve the right to amend the Certificate by any means permitted under the DGCL, including by majority vote.
Stockholder Rights – Cumulative Voting	The Utah Articles provide that cumulative voting is expressly not permitted.	The Delaware Certificate will not address cumulative voting because the DGCL aligns with the Utah Articles. Per the DGCL, absent a specific provision there is no cumulative voting.
Recapitalizations/Stock Splits	The Utah Articles provide that the Board may effect forward or reverse stock splits without shareholder approval.	The Delaware Certificate will provide that shareholders may effect forward or reverse stock splits by written consent or majority vote.
Certain Board Action by Majority Vote	The Utah Articles do not address action by majority vote.

The Delaware Certificate will provide that in the event of a tie vote of the Board of Directors, the Chair of the Board shall cast an additional vote to resolve the tie. This provision is being added in the event that there is ever an even number of Board members.

Differences between the Utah Bylaws and Delaware Bylaws

Provision	Utah Bylaws	Delaware Bylaws
Stockholder Action without a Meeting	The current Utah Bylaws provide that no stockholder actions can be taken without a meeting or by written consent.

The Delaware Bylaws will permit stockholders to act without a meeting, by written consent, only for the approval of any amendment to the Certificate of Incorporation to subdivide or combine the outstanding shares of Common Stock into a greater or lesser number of shares (with or without a proportionate increase or decrease to the authorized shares of Common Stock) that is approved by all directors of the Corporation then in office.

Removal of Directors	The current Utah Bylaws provide that directors may be removed with or without cause by an affirmative vote by the holders of the majority of shares entitled to vote at any meeting of shareholders.	The Delaware Bylaws will not include a provision on director removal but instead will rely on the DGCL standard which provides that directors on a classified board may only be removed for cause.
Indemnification of Directors, Officers, and Employees

The current Utah Bylaws provide that the Corporation shall indemnify any director, officer, or employee who acts in good faith, with reasonable and prudent care and in the best interest of the Corporation.

The Delaware Bylaws will provide that the corporation shall indemnify any director, officer, or employee to the fullest extent permitted by law.

Provision	Utah Bylaws	Delaware Bylaws
Elimination of Personal Liability for Directors	The current Utah Bylaws provide that directors who act in good faith, with reasonable and prudent care, and in the best interest of the Corporation shall be immune from personal liability.	The Delaware Bylaws will not address the elimination of personal liability for directors as it is addressed in the Certificate of Incorporation
Board Size and Structure

The Utah Bylaws provide that the Board must consist of not fewer than five or more than nine directors. The exact number is set by Board resolution. Directors staggered and elected to terms expiring at the third succeeding annual meeting (classified board structure).

The Delaware Bylaws allow the Board discretion on the number of directors who serve on the Board.
Director Election Standard	The Utah Bylaws provide that the directors will be elected by a plurality of votes cast unless otherwise provided in the Articles.	The Delaware Bylaws will provide that directors will be elected by a plurality of the votes cast unless otherwise provided in the Articles.
Board Vacancies	The Utah Bylaws provide that vacancies will be filled by the majority vote of the remaining directors. Interim director serves until next shareholder election.	The Delaware Bylaws will not address board vacancies because it is addressed in the Delaware Certificate
Chair of the Board	The Utah Bylaws provide that the Board may designate a chair by majority vote. The Chair of the Board presides at Board meetings.	The Delaware Bylaws will provide that the Board shall elect a Chair of the Board annually. The Chair presides at Board and stockholder meetings.
Preemptive Rights	The Utah Bylaws prohibit preemptive rights.	The Delaware Bylaws will not address preemptive rights. Per the DGCL preemptive rights are prohibited.
Special Meetings — Who May Call

The Utah Bylaws provide that the CEO/President, Board, or Secretary may call a special meeting. A special meeting must be called upon written demand of shareholders of record holding at least 25% of voting power.

The Delaware Bylaws will provide that a Special Meeting may be called by the Board or by the Secretary upon the receipt of written demand of stockholders of record holding at least 25% of the voting power continuously for at least one year prior to the request.

Record Dates	The Utah Bylaws provide that the Board may close transfer books for up to 20 days or fix the record date 10 to 70 days before meeting/action.	The Delaware Bylaws will provide that the Board may fix the record date no more than 60 and no less than 10 days before the meeting/action. This change is to align with the DGCL.
Voting Rights; Proxies	The Utah Bylaws provide for one vote per share. Proxies are valid for 11 months unless otherwise stated. Irrevocable proxies must be coupled with an interest.

The Delaware Bylaws will provide for one vote per share. Proxies are valid for 3 years unless otherwise stated in the proxy. Irrevocable proxies are allowed as long as they are coupled with an interest. This change is to align with the DGCL.

Amendments to Bylaws

The Utah Bylaws provide that the Bylaws may be amended by majority of voting shares. The Board also has power to make, alter, amend, and repeal; shareholders may change or repeal Board-amended Bylaws. Emergency bylaws permitted during certain emergencies.

The Delaware Bylaws will provide that the Bylaws may be adopted, amended, or repealed by stockholders. The Board may also be granted concurrent power by the Certificate of Incorporation.

Provision	Utah Bylaws	Delaware Bylaws
Advance Notice Timely Requirements

The Utah Bylaws provide that shareholder notice is considered timely when delivered no less than 90 days and not more than 120 days prior to the first anniversary of the preceding year’s annual meeting.

The Delaware Bylaws will provide that shareholder notice is considered timely when delivered no less than 90 days and not more than 120 days prior to the first anniversary of the preceding year’s annual meeting.

Content of Shareholder Notice for Nominee or Business Proposal

The Utah Bylaws provide that shareholder notice shall include: (i) all information relating to each person whom the shareholder proposes to nominate; (ii) any other business the shareholder proposes to bring before the annual meeting, including a brief description of the business, the reason for conducting such business and any material interest.

The Delaware Bylaws will provide that shareholder notice shall include: (i) all information relating to each person whom the shareholder proposes to nominate, including: (a) name, age and occupation; (b) employment; (c) required information under Section 14(a) of the Exchange Act; (d) any conflicts of interest with the Corporation; (e) direct or indirect compensation with the nominating shareholder; (f) written questionnaire on background and qualifications; (g) written consent to nomination and intent to serve as director if appointed; and (ii) any other business the shareholder proposes to bring before the annual meeting, including a brief description of the business, the reason for conducting such business and any material interest.

Content of Shareholder Notice for Proposing Shareholder

The Utah Bylaws provide that a proposing shareholder must provide (i) the name and address of the shareholder giving notice, (ii) the number of shares of the Corporation owned by the shareholder, and (ii) any other information relating to such shareholder and beneficial owner that would be required to be disclosed pursuant to Section 14(a) of the Exchange Act.

The Delaware Bylaws provide that a proposing shareholder must provide: (a) name and address; (b) the class and number of shares; (c) any agreement between the proposing shareholder and the nominee; (d) description of any agreement from the prior 24 months that that increase or decrease the stockholder’s voting power; (e) any performance related fees that the shareholder is entitled to based on any increase or decrease in share value; (f) any direct or indirect material interest through contract with the Corporation or competitor; (g) description of any pending or threatened legal proceeding in which the shareholder is a party involving the Corporation or current or former officers and directors; (h) representation that the shareholder is a holder of record of shares of the Corporation entitled to vote; (i) whether the shareholder plans to engage in solicitation with respect to the nomination; (j) the names and address of other stockholders financially supporting the nomination or business proposal; (k) any other information that would be required to be disclosed under Section 14(a) of the Exchange Act.

Comparison of Stockholder Rights Before and After the Delaware Conversion

The rights of the Company’s stockholders are currently governed by the URBCA, the Amended and Restated Certificate of Incorporation and the Bylaws. Following the completion of the Delaware Conversion, the rights of the Company’s stockholders will be covered by the DGCL, Delaware Certificate and Delaware Bylaws. The following is a matrix that highlights differences between the URBCA and DGCL that may affect stockholders of a Delaware corporation. The following matrix does not provide a complete description of the differences that may affect stockholders and is qualified in its entirety by reference to the URBCA and DGCL.

Provision	Utah Revised Business Corporation Act (URBCA)	Delaware General Corporation Law (DGCL)
Stockholders Action without a Meeting

Stockholders may act by written consent without a meeting but to do so requires unanimous consent for director elections; otherwise, consent of holders entitled to cast votes that would be a majority at a meeting with a quorum. Notice must be given to non-consenting stockholders within 10 days. (§ 16-10a-704).

Stockholders may act by written consent without a meeting, which requires the consent of holders entitled to cast the minimum votes necessary at a meeting with a quorum (typically a majority). No prior notice delay; prompt notice to non-consenting stockholders. More flexible for non-unanimous actions. (§ 228).

Voting Requirements

Each share generally has one vote; a quorum is a majority of votes entitled to be cast unless articles or bylaws provide otherwise. Actions approved if votes in favor exceed opposing votes; director elections are by plurality. Cumulative voting is allowed if provided in articles. Higher quorums/votes can be set in articles or bylaws. (§§ 16-10a-721, 725-728).

Each share generally has one vote; a quorum is a majority of shares entitled to vote unless certificate or bylaws provide otherwise. Actions approved by majority of shares present and entitled to vote; director elections are by plurality unless otherwise specified. Cumulative voting allowed only if in certificate. Higher requirements possible via certificate or bylaws. (§§ 212, 216).

Removal of Directors

Stockholders may remove directors with or without cause at a meeting with notice of purpose, unless articles require cause. Cumulative voting affects thresholds; court removal possible for fraud or abuse upon petition by corporation or 10% stockholders. (§§ 16-10a-808, 809).

Stockholders may remove directors by majority vote; for classified boards, removal without cause only if certificate allows (otherwise, cause required). No specific court removal for abuse, but fiduciary duties apply. (§ 141(k)).

Indemnification of Directors and Officers

Permissive (discretionary) except mandatory for successful defense in proceedings. Advances allowed with undertaking to repay if not entitled. Insurance permitted; applies to acts in official capacity. Limited to reasonable expenses; no mandatory advances without conditions. (§§ 16-10a-902 to 909).

Mandatory to the fullest extent permitted by law for successful defense; broad permissive indemnification. Advances required if undertaken, even before final disposition. Non-exclusive; can include agreements or votes. Broader protections, including for controlling stockholders in conflicted transactions under 2025 amendments. (§ 145).

Elimination of Personal Liability for Directors

Articles may eliminate or limit liability for monetary damages, except for improper financial benefits, intentional harm, unlawful distributions, or criminal acts. No exculpation for officers. (§ 16-10a-841).

Certificate may eliminate or limit director liability for duty of care breaches (monetary damages), except for duty of loyalty breaches, bad faith, intentional misconduct, improper benefits, or unlawful dividends/distributions. 2025 amendments extend protections in conflicted transactions. No default officer exculpation. (§ 102(b)(7)).

Provision	Utah Revised Business Corporation Act (URBCA)	Delaware General Corporation Law (DGCL)
Amendments to Articles/Certificate of Incorporation

Board proposes; stockholders approve by majority of votes entitled to be cast (or higher if specified), with class voting if rights affected. No stockholder vote needed for minor changes like name/address. (§§ 16-10a-1001 to 1003).

Board proposes; stockholders approve by majority of outstanding stock entitled to vote, with class voting if adversely affected. More flexibility for post-approval adjustments. (§ 242).
Business Combinations/Anti-Takeover Provisions

Subject to Control Share Acquisitions Act (Title 61, Chapter 6): Acquiring person loses voting rights for shares over 20%/33%/50% thresholds unless restored by disinterested stockholder vote. No general moratorium; articles may include other defenses. (§§ 61-6-101 et seq.).

§ 203 imposes 3-year ban on business combinations with interested stockholders (15%+ owners) unless board pre-approves, 2/3 disinterested stockholders approve, or other exceptions. Opt-out possible. 2025 amendments define “controlling stockholder” (majority voting power or equivalent) and provide safe harbors for conflicted deals. (§§ 203, 144).

Dividends and Share Repurchases

May not be paid if corporation insolvent or would become so; based on financial tests (e.g., assets > liabilities + preferences). Repurchases similar restrictions; no par value shares common. (§ 16-10a-640).

Payable from surplus or current/prior year profits (even if capital impaired). Repurchases allowed under similar tests; more flexible for growth companies. (§§ 170, 173).
Dissenters’ (Appraisal) Rights

Available for mergers, share exchanges, asset sales, or amendments affecting rights; fair value payment. Excludes publicly traded shares or if no vote required. Proper notice and demand procedures. (§§ 16-10a-1301 to 1331).

Available for mergers/consolidations (not short-form if subsidiary); fair value appraisal. Excludes listed shares or if no vote required and consideration is stock. Court determines value. (§ 262).
Inspection of Books and Records

Stockholders may inspect with proper purpose (e.g., not harassment); includes accounting records, minutes, stockholder lists. Court enforcement; no affidavit required. Available to any stockholder of record. (§§ 16-10a-1602 to 1604).

Stockholders may inspect for proper purpose; 2025 amendments limit “books and records” to formal board materials (e.g., minutes, resolutions); exclude informal items like emails. Corporations can impose conditions (e.g., confidentiality agreements, redactions). Affidavit and demand required; retroactive application. (§ 220).

Loans to Directors and Officers	Loans to directors and officers are not addressed in the URBCA.	Per the DGCL any corporation may lend money to any officer, employee, or director, whenever in the judgement of directors, such loan may reasonably be expected to benefit the corporation.
Bankruptcy Insolvency Actions	URBCA does not address the procedure for instituting bankruptcy or insolvency.	The DGCL does not address the procedure for instituting bankruptcy or insolvency. This is considered an act of the board which per the Delaware Bylaws requires a majority vote of the Board.

VOTE REQUIRED

This proposal requires the majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter.

RECOMMENDATION OF THE BOARD OF DIRECTORS

Our Board of Directors unanimously recommends that the stockholders vote FOR with respect to the Delaware Conversion.

PROPOSAL NO. 3: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

The Audit Committee selected and the Board ratified the engagement of Sadler, Gibb & Associates, LLC (“Sadler Gibb”) as the Company’s auditor and independent registered public accounting firm for the year ending December 31, 2025. The Audit Committee has determined to appoint Sadler Gibb as the Company’s principal auditor and independent registered public accounting firm again for the year ending December 31, 2025, contingent on acceptable terms of engagement including schedule and fee agreement.

If the selection of the independent registered public accounting firm is not ratified by stockholders, the Audit Committee will reconsider its selection. Even if the selection is ratified by stockholders, the Audit Committee, in its discretion, may determine to appoint a different independent registered public accounting firm if the Audit Committee believes that it would be in the best interest of the Company and its stockholders.

Representatives of Sadler Gibb are likely to be present at the Annual Meeting and can make a statement if they desire to do so as well as respond to stockholder questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF SADLER, GIBB & ASSOCIATES, LLC AS ITS PRINCIPAL INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR YEAR ENDING 2025.

Fees billed by the Principal and Other Accounting Firms

The following table shows the fees billed for the applicable prior year audits of the Company’s consolidated financial statements and for other services rendered by accountants in the years 2024 and 2023.

Lead Audit Firm	2024	2023
Audit Fees	$93,311	$64,497
Total:	$93,311	$64,497

The aggregate total of accounting fees (audit and tax) was $93,311 in 2024 compared to $64,497 in 2023.

Audit Fees.    Fees for professional services rendered for the audit of the Company’s annual financial statements. The lead audit firm in both 2024 and 2023 was Sadler Gibb. The 2024 aggregated audit fee total was $93,311 compared to $64,497 in 2023.

Audit-Related Fees.    Fees for due diligence in connection with acquisitions and related accounting consultations, travel expenses, compliance with financing arrangements and attest services that were not required by statute or regulation. For the Lead Audit Firm, these fees included reviews of the financials included in Kindly MD’s quarterly reports on Form 10-Q and related regulatory reviews.

Tax Fees.    Fees for tax filing, preparation and tax advisory services. Sadler Gibb did not charge the Company any tax fees for the years ended December 31, 2024 and 2023. In both 2024 and 2023, independent firms prepared the tax returns and provided additional consulting required for state and federal compliance.

Audit Committee Policy and Approval

The engagements of Kindly MD auditors to perform the above-described services were made by the Audit Committee. This includes independent auditor firms other than Sadler Gibb that were required for financial audits of Kindly MD, the completion of tax returns for Kindly MD and statutory audits of the Company’s employee benefits plans. The policy of the Audit Committee is to require that all services performed by independent auditors be pre-approved by the Audit Committee Chairman before services are performed.

Auditor Independence

The Audit Committee has considered whether the provision of the services rendered for non-audit matters is compatible with maintaining auditor independence and concluded that auditor independence was not impaired by performing such work for the Company, where applicable.

PROPOSAL NO. 4: APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTING OF PROXIES IN THE EVENT THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSALS 1-3 OR IF THERE ARE NOT SUFFICIENT SHARES PRESENT TO ESTABLISH A QUORUM

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL

Background of and Rationale for the Adjournment Proposal

If, at our Annual Meeting, the number of shares of our common stock present or represented and voting in favor of Proposals 1-3 is insufficient to approve such proposals, or if there are not sufficient shares present to establish a quorum, the presiding officer of the Annual Meeting may move to adjourn the Annual Meeting in order to enable our Board to continue to solicit additional proxies. In addition, if there are not sufficient shares present to establish a quorum, the presiding officer may determine to adjourn the Annual Meeting without a vote.

Our Board believes that if the number of shares of our common stock cast at the Annual Meeting is insufficient to approve Proposals 1-3, it is in the best interests of our stockholders to enable our Board to continue to seek a sufficient number of additional votes to approve such proposals.

In this Proposal 4, we are asking stockholders to authorize the holder of any proxy solicited by our Board to vote in favor of adjourning the Annual Meeting or any adjournment or postponement thereof, whether or not a quorum is present when the Annual Meeting is first convened. If our stockholders approve this proposal, we could adjourn the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of Proposals 1-3. The presiding officer of the Annual Meeting may decide to adjourn the Annual Meeting to solicit additional votes for Proposals 1-3.

Additionally, and, as an example, approval of Proposal 4 could mean that, in the event we receive proxies indicating that a majority of the votes cast on the Proposal 2 vote against Proposal 2, we could adjourn the Annual Meeting without a vote on Proposal 2 and use the additional time to solicit the holders of those shares to change their vote in favor of Proposal 2.

This proposal requires the affirmative “FOR” vote of a majority of the shares present by remote communication or represented by proxy at the Annual Meeting, whether or not a quorum is present. Abstentions will have the effect of a vote “AGAINST” this proposal. Because brokers are expected to have discretionary authority to vote on this proposal, we do not expect any broker non-votes in connection with this proposal. Broker non-votes on this proposal (if any), will have the effect of a vote “AGAINST” this proposal.

It is intended that, unless contrary instructions are given, shares represented by proxies will be voted “FOR” the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and voting of proxies in the event there are not sufficient votes in favor of Proposals 1-3.

AUDIT COMMITTEE REPORT

The Audit Committee is responsible for, among other things, reviewing and discussing our audited financial statements with management, discussing with our independent registered public accounting firm information relating to its judgments about the quality of our accounting principles, recommending to our Board that we include the audited financial statements in the Annual Report on Form 10-K, and overseeing compliance with the SEC requirements for disclosure of our independent registered public accounting firm’s services.

Review of Audited Financial Statements

The Audit Committee reviewed our financial statements for the fiscal year ended December 31, 2024, as audited by Sadler, Gibb & Associates, LLC, our independent registered public accounting firm, and discussed these financial statements with management. In addition, the Audit Committee has discussed with Sadler, Gibb & Associates, LLC the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. Furthermore, the Audit Committee has received the written disclosures and the letter from Sadler, Gibb & Associates, LLC required by applicable requirements of the Public Company Accounting Board regarding our independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with Sadler, Gibb & Associates, LLC its independence.

Recommendation

Based upon the foregoing review and discussion, the Audit Committee recommended to our Board that the audited financial statements for the fiscal year ending December 31, 2025 be included in the Annual Report on Form 10-K for such fiscal year.

Submitted by the Audit Committee of the Board:

Charles P. Blackburn (Chairperson of the Audit Committee)

Perianne Boring (Member of the Audit Committee)

Greg Xethalis (Member of the Audit Committee)

STOCKHOLDER PROPOSALS

Stockholders may present proposals for action at a future meeting only if they comply with the requirements of the proxy rules established by the SEC and our Bylaws. Pursuant to Rule 14a-8 under the Exchange Act and our Bylaws, stockholder proposals that are intended to be presented at our 2026 annual meeting of stockholders and included in the proxy statement, form of proxy and other proxy solicitation materials related to that meeting must be received by us no later than September 8, 2026. Stockholders are also advised to review our Bylaws, which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals and director nominations. Under our Bylaws, the deadline for submitting a stockholder proposal outside of Rule 14a-8 or a nomination for director that a stockholder intends to present at our 2026 annual meeting of stockholders is not later than the close of business on the 90th day (September 18, 2026), nor earlier than the 120th day (August 19, 2026) prior to the anniversary date of the Annual Meeting.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by Rule 14a-19 under the Exchange Act no later than September 18, 2026.

Stockholder proposals must be in writing and should be addressed to our Secretary, at our principal executive offices at 5097 South 900 East, Suite 100, Salt Lake City, Utah, 84117. It is recommended that stockholders submitting proposals direct them to our Secretary and utilize certified mail, return receipt requested in order to provide proof of timely receipt. The Chairman of the Annual Meeting reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in our Bylaws and conditions established by the SEC.

OTHER MATTERS

We do not know of any business, other than as described in this Proxy Statement, that should be considered at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their best judgment.

To assure the presence of the necessary quorum and to vote on the matters to come before the Annual Meeting, please indicate your choices on the enclosed proxy and date, sign, and return it promptly in the envelope provided. The signing of a proxy by no means prevents you from attending and voting at the Annual Meeting.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The SEC allows us to “incorporate by reference” information that we file with it into this prospectus, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this prospectus. The information incorporated by reference into this prospectus is deemed to be part of this prospectus, and any information filed with the SEC after the date of this prospectus will automatically be deemed to update and supersede information contained in this prospectus and any accompanying prospectus supplement.

The following documents previously filed with the SEC are incorporated by reference in this prospectus:

•        The Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 28, 2025, as amended by the Registrant’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2024, filed with the SEC on April 17, 2025;

•        The Registrant’s Quarterly Reports on Form 10-Q for the quarter ended March 31, 2025, filed with the SEC on May 8, 2025, and for the quarter ended June 30, 2025, filed with the SEC on August 5, 2025;

•        The Registrant’s Current Reports on Form 8-K filed with the SEC on May 12, 2025, May 16, 2025, May 20, 2025, May 23, 2025, May 27, 2025, June 20, 2025, August 15, 2025, including the amendment thereto filed on August 26, 2025, August 28, 2025, September 5, 2025, September 10, 2025, September 16, 2025, September 26, 2025, October 3, 2025, and October 7, 2025 to the extent the information in such report is filed and not furnished;

•        The description of our Common Stock contained in our Registration Statement on Form 8-A as filed with the SEC on May 13, 2024, as the description therein has been updated and superseded by the description of our capital stock contained in Exhibit 4.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the SEC on March 28, 2025, and including any amendments and reports filed for the purpose of updating such description.

All filings filed by us pursuant to the Exchange Act after the date of the initial filing of the registration statement of which this prospectus is a part shall be deemed to be incorporated by reference into this prospectus.

We also incorporate by reference all additional documents that we file with the Securities and Exchange Commission under the terms of Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act that are made after the date of the initial registration statement but prior to the termination of the offering of the securities covered by this prospectus. We are not, however, incorporating, in each case, any documents or information that we are deemed to furnish and not file in accordance with Securities and Exchange Commission rules.

You should rely only on the information contained or incorporated by reference in this prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. You should assume that the information appearing in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date.

Any statement contained in a document incorporated or deemed to be incorporated by reference into this prospectus will be deemed to be modified or superseded for the purposes of this prospectus to the extent that a statement contained herein, or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein, modifies or supersedes that statement. The modifying or superseding statement need not state it has modified or superseded a prior statement or include any other information set forth in the document that it modifies or supersedes. The making of a modifying or superseding statement is not an admission for any purposes that the modified or superseded statement, when made, constituted a misrepresentation, an untrue statement of a material fact or an omission to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this prospectus.

You may request, and we will provide you with, a copy of these filings, at no cost, by calling us at (385) 388-8220 or by writing to us at the following address:

Kindly MD, Inc.

5097 South 900 East Suite 100

Salt Lake City, UT 84117

Attn: Jared Barrera, Chief Financial Officer

Annex A

CERTIFICATE OF INCORPORATION OF
KINDLY MD, Inc.

ARTICLE I
NAME OF THE CORPORATION

The name of the corporation is Kindly MD, Inc. (the “Corporation”).

ARTICLE II
REGISTERED AGENT

The address of the registered office of the Corporation in the State of Delaware is 108 Lakeland Avenue, Dover, Delaware 19901, Kent County. The name of the registered agent of the Corporation at such address is Capitol Services, Inc.

ARTICLE III
BUSINESS PURPOSE

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law (“DGCL”).

ARTICLE IV
CAPITAL STOCK

Section 4.01    Authorized Shares. The total number of shares of all classes of capital stock that the Corporation is authorized to issue a total of 10,010,000,000, of which 10,000,000,000 shares shall be designated as common stock, par value $0.001 per share (“Common Stock”), and 10,000,000 shares shall be designated as preferred stock, par value $0.001 per share (“Preferred Stock”).

Section 4.02    Common Stock. Each holder of shares of Common Stock shall be entitled to one vote for each share it holds; provided, however, that, except as otherwise required by applicable law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series of Preferred Stock are entitled, either separately or together as a class with the holders of one or more other affected series of Preferred Stock, to vote thereon pursuant to applicable law or the Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock). Subject to the rights of holders of any series of outstanding Preferred Stock, holders of shares of Common Stock shall have equal rights per share of Common Stock held with respect to participation in the dividends and other distributions in cash, stock, or property of the Corporation when, as and if declared thereon by the Board from time to time out of assets or funds of the Corporation legally available therefor and shall have equal rights per share of Common Stock held to receive the assets and funds of the Corporation available for distribution to stockholders in the event of any liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or involuntary. Irrespective of the provisions of Section 242(b)(2) of the DGCL, but subject to the terms of any certificate of designation filed with respect to any series of Preferred Stock, the holders of Preferred Stock and Common Stock shall vote together, and not as separate classes, on any amendment to this Certificate of Incorporation to increase or decrease the number of authorized shares of Preferred Stock or Common Stock.

Section 4.03    Preferred Stock. The Board is hereby authorized to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional, or other special rights, if any, and any qualifications, limitations, or restrictions thereof, of the shares of such series, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the Board.

Annex A-1

ARTICLE V
BOARD OF DIRECTORS

Section 5.01    General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board. To the fullest extent permitted by law, the Chair of the Board shall be entitled to cast one additional vote with respect to any matter voted on at a meeting of the Board with respect to which the votes of the directors (including the initial vote of the Chair) cast “for” a matter equal the votes cast “against” a matter; provided, however, that this sentence shall not apply to any matter submitted for approval by the Board of Directors unless a quorum is present. For purposes of this Certificate of Incorporation and the Bylaws of the Corporation, in any circumstance in which the immediately preceding sentence is applicable, any reference to a majority or other proportion of the directors with respect to the requisite vote for director approval at a meeting shall be deemed to refer to such majority or other proportion, as applicable, of the votes of the directors.

Section 5.02    Number. Subject to any rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors of the Corporation which shall constitute the entire Board of Directors shall be fixed exclusively by the Board of Directors.

Section 5.03    Classification. The directors (other than those who may be elected by holders of any series of Preferred Stock under specified circumstances) shall be divided into three classes, designated as Class I, Class II and Class III. The Board is authorized to assign members of the Board already in office to such classes at the time the classification becomes effective. Each class of directors shall serve staggered three-year terms. Initially, the Class I Directors shall serve for a term expiring at the third annual meeting of the shareholders following the enactment of this Certificate of Incorporation, the Class II Directors shall serve for a term expiring at the first annual meeting of the shareholders following the enactment of this Certificate of Incorporation, and the initial Class III Directors shall serve for a term expiring at the second annual meeting of the shareholders following the filing of this Certificate of Incorporation. At each annual meeting of stockholders, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until his or her successor shall have been duly elected and qualified.

Section 5.04    Newly Created Directorships and Vacancies. Except as otherwise required by law and subject to any rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, any newly created directorships resulting from an increase in the authorized number of directors and any vacancies occurring in the Board resulting from death, resignation, or other cause, shall be filled solely by the affirmative votes of a majority of the remaining members of the Board, although less than a quorum, or by a sole remaining director. A director so elected shall be elected to hold office until the earlier of the expiration of the term of office of the director whom they have replaced, the election and qualification of a successor, or such director’s death, resignation, or removal.

Section 5.05    Written Ballot. Unless and except to the extent that the Bylaws shall so require, the election of directors of the Corporation need not be by written ballot.

ARTICLE VI
LIMITATION OF LIABILITY; INDEMNIFICATION

Section 6.01    Limitation of Liability. To the fullest extent permitted by the DGCL as it currently exists or may hereafter be amended, a director or officer of the Corporation shall not be personally liable to the Corporation or to its stockholders for monetary damages for any breach of fiduciary duty as a director or officer. No amendment to, modification of, or repeal of this Section 6.01 shall apply to or have any effect on the liability or alleged liability of any director or officer of the Corporation for or with respect to any acts or omissions of such director or officer occurring prior to such amendment. Solely for purposes of Section 6.01, “officer” shall have the meaning provided in Section 102(b)(7) of the DGCL.

Section 6.02    Indemnification and Advancement.

(i)          Each person who was or is a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or an officer of the Corporation or while serving as a director or officer of the Corporation is or was serving at the request of the Corporation as a director, officer, employee, agent or trustee of another corporation or of a partnership, joint venture, trust or other enterprise,

Annex A-2

including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee, agent or trustee, or in any other capacity while serving as a director, officer, employee, agent or trustee, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by Delaware law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith.

(ii)         In addition to indemnification pursuant to paragraph (i) of this Section 6.02, the Corporation shall pay an indemnitee the expenses (including attorney’s fees) incurred in defending any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the DGCL requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon receipt by the Corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under paragraph (i) of this Section 6.02 or otherwise.

(iii)        Except with respect to a proceeding to enforce rights to indemnification or advancement, the Corporation shall indemnify or advance expenses to any indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.

(iv)        The term the “Corporation” in this Section 6.02 includes: the Corporation and any predecessor thereto and in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger that, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, stands in the same position under the provisions of this Section 6.02 with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

(v)         The rights conferred upon indemnitees in this Section 6.02 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee, agent or trustee and shall inure to the benefit of the indemnitee’s heirs, executors and administrators. Any amendment, repeal, or modification of this Section 6.02 shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

ARTICLE VII
STOCKHOLDER ACTION

Section 7.01    Stockholder Action by Consent. Subject to the rights of the holders of any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders of the Corporation and may not be effected by any consent in writing by such stockholders, unless taking such action by consent in lieu of a meeting relates to the approval of any amendment to the Certificate of Incorporation to subdivide or combine the outstanding shares of Common Stock into a greater or lesser number of shares (with or without a proportionate increase or decrease to the authorized shares of Common Stock) that is approved by all directors of the Corporation then in office.

ARTICLE VIII
BYLAWS

Section 8.01    Board of Directors. In furtherance and not in limitation of the powers conferred by statute, the Board is expressly authorized to adopt, amend, or repeal the Bylaws or adopt new Bylaws without any action on the part of the stockholders.

Section 8.02    Stockholders. The stockholders shall also have the power to adopt, amend, alter, or repeal the Bylaws.

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ARTICLE IX
SECTION 203 OF THE DGCL OPT-OUT

The Corporation shall not be governed by or subject to Section 203 of the DGCL.

ARTICLE X
AMENDMENTS

The Corporation reserves the right to amend this Certificate of Incorporation in any manner now or hereafter permitted by the DGCL and all rights and powers conferred upon stockholders, directors and officers herein are granted subject to this reservation. For the avoidance of doubt, but subject to the rights of the holders of any outstanding series of Preferred Stock, Section 242(d) of the DGCL shall apply to amendments to the Certificate of Incorporation.

ARTICLE XI

FORUM SELECTION

Section 11.01    Forum for Adjudication of Certain Disputes. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or if the Court of Chancery does not have jurisdiction, another state court located within the State of Delaware, or if no state court located within the State of Delaware has jurisdiction, the U.S. District Court for the District of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for: (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, other employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders; (iii) any action asserting a claim arising pursuant to any provision of the DGCL, this Certificate of Incorporation or the Bylaws of the Corporation (as either may be amended or restated) or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware; or (iv) any action asserting a claim governed by the internal affairs doctrine. If any action the subject matter of which is within the scope of this Article XI is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to: (x) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce this Article XI (and “Enforcement Action”), and (y) having service of process made upon such stockholder in any such Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

Section 11.02    Forum for Adjudication of Disputes Arising under the Securities Act of 1933. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by applicable law, be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XI.

ARTICLE XII
INITIAL BOARD OF DIRECTORS

The names and addresses of the persons who shall serve as the initial board of directors of the Corporation are:

Names of Initial Directors	Addresses of Initial Directors
David Bailey	5097 South 900 East, Suite 100, Salt Lake City, UT
Charles P. Blackburn	5097 South 900 East, Suite 100, Salt Lake City, UT
Perianne Boring	5097 South 900 East, Suite 100, Salt Lake City, UT
Tim Pickett	5097 South 900 East, Suite 100, Salt Lake City, UT
Greg Xethalis	5097 South 900 East, Suite 100, Salt Lake City, UT
Mark W. Yusko	5097 South 900 East, Suite 100, Salt Lake City, UT

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ARTICLE XIII
INCORPORATOR

The name and address of the incorporator of the Corporation are as follows: [name][address]

[signature page follows]

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I, THE UNDERSIGNED, being the incorporator, for the purpose of forming a corporation pursuant to the DGCL, do make this Certificate of Incorporation, hereby acknowledging, declaring, and certifying that the foregoing Certificate of Incorporation is my act and deed and that the facts herein stated are true, and have accordingly hereunto set my hand this [•] day of December, 2025.

[•], Sole Incorporator

Annex A-6

Annex B

BYLAWS OF KINDLY MD, INC.

ARTICLE I
Offices

Section 1.01        Registered Office. The registered office of Kindly MD, Inc. (the “Corporation”) will be fixed in the Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”).

Section 1.02        Other Offices. The Corporation may have other offices, both within and without the State of Delaware, as the board of directors of the Corporation (the “Board of Directors”) from time to time shall determine or the business of the Corporation may require.

ARTICLE II
Meetings of the Stockholders

Section 2.01        Place of Meetings; Meetings by Remote Communications.

(a)         Place of Meetings. All meetings of the stockholders shall be held at such place, if any, either within or without the State of Delaware, or by means of remote communication, as shall be designated from time to time by resolution of the Board of Directors and stated in the notice of meeting.

(b)         Meetings by Remote Communications. If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication: (i) participate in a meeting of stockholders, and (ii) be deemed present in person and vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication; provided that (A) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder; (B) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (C) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

Section 2.02        Annual Meeting. The annual meeting of the stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting in accordance with these bylaws shall be held at such date, time, and place, if any, as shall be determined by the Board of Directors and stated in the notice of the meeting. The Board of Directors may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled by the Board.

Section 2.03        Special Meetings.

(a)         Purpose. Special meetings of stockholders for any purpose or purposes shall be called only:

(i)          by the Board of Directors; or

(ii)         by the Secretary (as defined in Section 4.01), following receipt of one or more written demands to call a special meeting of the stockholders in accordance with, and subject to, this Section 2.03 from stockholders of record who own, and have continuously owned for at least one year prior to the date such request is delivered to the Secretary, in the aggregate, at least 25% of the voting power of the outstanding shares of the Corporation then entitled to vote on the matter or matters to be brought before the proposed special meeting.

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(b)         Notice. A request to the Secretary shall be delivered to the Secretary at the Corporation’s principal executive offices and signed by each stockholder, or a duly authorized agent of such stockholder, requesting the special meeting and shall set forth:

(i)          a brief description of each matter of business desired to be brought before the special meeting;

(ii)         the reasons for conducting such business at the special meeting;

(iii)        the text of any proposal or business to be considered at the special meeting (including the text of any resolutions proposed to be considered and in the event that such business includes a proposal to amend these bylaws, the language of the proposed amendment); and

(iv)        the information required in Section 2.12(b) of these bylaws (for stockholder nomination demands) or Section 2.12(c) of these bylaws (for all other stockholder proposal demands), as applicable.

(c)         Business. Business transacted at a special meeting requested by stockholders shall be limited to the matters described in the special meeting request; provided, however, that nothing herein shall prohibit the Board of Directors from submitting matters to the stockholders at any special meeting requested by stockholders.

(d)         Time and Date. A special meeting requested by stockholders shall be held at such date and time as may be fixed by the Board of Directors; provided, however, that the date of any such special meeting shall be not more than 90 days after the request to call the special meeting is received by the Secretary. Notwithstanding the foregoing, a special meeting requested by stockholders shall not be held if:

(i)          the Board of Directors has called or calls for an annual or special meeting of the stockholders to be held within 90 days after the Secretary receives the request for the special meeting and the Board of Directors determines in good faith that the business of such meeting includes (among any other matters properly brought before the meeting) the business specified in the request;

(ii)         the stated business to be brought before the special meeting is not a proper subject for stockholder action under applicable law;

(iii)        an identical or substantially similar item (a “Similar Item”) was presented at any meeting of stockholders held within 120 days prior to the receipt by the Secretary of the request for the special meeting (and, for purposes of this Section 2.03(d)(iii), the election of directors shall be deemed a Similar Item with respect to all items of business involving the election or removal of directors);

(iv)        such special meeting, irrespective of subject matter, would be called within 120 days before the anniversary of the Corporation’s previous annual meeting;

(v)         such special meeting would be the third special meeting within any 12-month period; or

(vi)        the special meeting request was made in a manner that involved a violation of Regulation 14A under the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder (the “Exchange Act”).

(e)         Revocation. A stockholder may revoke a request for a special meeting at any time by written revocation delivered to the Secretary at the Corporation’s principal executive offices, and if, following such revocation, there are unrevoked requests from stockholders holding in the aggregate less than the requisite number of shares entitling the stockholders to request the calling of a special meeting, the Board of Directors, in its discretion, may cancel the special meeting.

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Section 2.04        Adjournments. Any meeting of the stockholders, annual or special, may be adjourned from time to time to reconvene at the same or some other place, if any, and notice need not be given of any such adjourned meeting if the time, place, if any, thereof and the means of remote communication, if any, are provided in accordance with applicable law. At the adjourned meeting, the Corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If, after the adjournment, a new record date is fixed for stockholders entitled to vote at the adjourned meeting, the Board of Directors shall fix a new record date for notice of the adjourned meeting and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting as of the record date fixed for notice of the adjourned meeting.

Section 2.05        Notice of Meetings. Notice of the place (if any), date, hour, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting), and means of remote communication, if any, of every meeting of stockholders shall be given by the Corporation not less than 10 days nor more than 60 days before the meeting (unless a different time is specified by law) to every stockholder entitled to vote at the meeting as of the record date for determining the stockholders entitled to notice of the meeting. Notices of special meetings shall also specify the purpose or purposes for which the meeting has been called. Notices of meetings to stockholders may be given by mailing the same, addressed to the stockholder entitled thereto, at such stockholder’s mailing address as it appears on the records of the Corporation and such notice shall be deemed to be given when deposited in the U.S. mail, postage prepaid. Without limiting the manner by which notices of meetings otherwise may be given effectively to stockholders, any such notice may be given by electronic transmission in accordance with applicable law. Notice of any meeting need not be given to any stockholder who shall, either before or after the meeting, submit a waiver of notice or who shall attend such meeting, except when the stockholder attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of the meeting shall be bound by the proceedings of the meeting in all respects as if due notice thereof had been given.

Section 2.06        List of Stockholders. The Corporation shall prepare a complete list of the stockholders entitled to vote at any meeting of stockholders (provided, however, if the record date for determining the stockholders entitled to vote is less than 10 days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the 10th day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares of capital stock of the Corporation registered in the name of each stockholder no later than the 10th day before each meeting of the stockholders. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of 10 days ending on the day before the meeting date: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list was provided with the notice of the meeting; or (b) during ordinary business hours, at the principal place of business of the Corporation. Except as provided by applicable law, the stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger and the list of stockholders or to vote in person or by proxy at any meeting of stockholders.

Section 2.07        Quorum. Unless otherwise required by law, the Certificate of Incorporation, or these bylaws, at each meeting of the stockholders, a majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at a meeting of stockholders. If, however, such quorum shall not be present or represented at any meeting of the stockholders, then either (a) the chair of the meeting or (b) the stockholders by the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting entitled to vote thereon, shall have power to adjourn the meeting from time to time, in the manner provided in Section 2.04, until a quorum shall be present or represented. A quorum, once established, shall not be broken by the subsequent withdrawal of enough votes to leave less than a quorum. At any such adjourned meeting at which there is a quorum, any business may be transacted that might have been transacted at the meeting originally called.

Section 2.08        Organization. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of the stockholders as it shall deem appropriate. At every meeting of the stockholders, the Chair of the Board (as defined in Section 3.15), if one shall have been elected, or in their absence or inability to act, the Chief Executive Officer (as defined in Section 4.01) or, in their absence or inability to act, the officer or director whom the Board of Directors shall appoint, shall act as chair of, and preside at, the meeting. The Secretary or, in the Secretary’s absence or inability to act, the person whom the chair of the meeting shall appoint secretary of the meeting, shall act as secretary of the meeting. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chair of any meeting of the stockholders shall have the right and authority to prescribe

Annex B-3

such rules, regulations, and procedures and to do all such acts as, in the judgment of such chair, are appropriate for the proper conduct of the meeting. Such rules, regulations, or procedures, whether adopted by the Board of Directors or prescribed by the chair of the meeting, may include, without limitation, the following:

(a)         the establishment of an agenda or order of business for the meeting;

(b)         the determination of when the polls shall open and close for any given matter to be voted on at the meeting;

(c)         rules and procedures for maintaining order at the meeting and the safety of those present;

(d)         limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies, or such other persons as the chair of the meeting shall determine;

(e)         restrictions on entry to the meeting after the time fixed for the commencement thereof; and

(f)          limitations on the time allotted to questions or comments by participants.

Section 2.09        Voting; Proxies.

(a)         General. Unless otherwise required by law or provided in the Certificate of Incorporation, each stockholder shall be entitled to one vote, in person or by proxy, for each share of capital stock held by such stockholder.

(b)         Election of Directors. Unless otherwise required by the Certificate of Incorporation, the election of directors shall be by written ballot. If authorized by the Board of Directors, such requirement of a written ballot shall be satisfied by a ballot submitted by electronic transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder or proxy holder. Unless otherwise required by law, the Certificate of Incorporation, or these bylaws, the election of directors shall be decided by a plurality of the votes cast with respect to a nominee at a meeting of the stockholders for the election of directors, at which a quorum is present, by the holders of stock entitled to vote in the election.

(c)         Other Matters. Unless otherwise required by law, the Certificate of Incorporation, or these bylaws, any matter, other than the election of directors, properly brought before any meeting of stockholders, at which a quorum is present, shall be decided by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter.

(d)         Proxies. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. The authorization of a person to act as proxy may be documented, signed, and delivered in accordance with Section 116 of the General Corporation Law of the State of Delaware (the “DGCL”) provided that such authorization shall set forth, or be delivered with, information enabling the Corporation to determine the identity of the stockholder granting such authorization. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary a revocation of the proxy or a new proxy bearing a later date. Any stockholder soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for the exclusive use by the Board of Directors.

Section 2.10        Inspectors at Meetings of Stockholders. In advance of any meeting of the stockholders, the Board of Directors shall, appoint one or more inspectors, who may be employees or agents of the Corporation, to act at the meeting or any adjournment thereof and make a written report thereof. The Board of Directors may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate can act at a stockholder meeting, the person presiding at the stockholder meeting shall appoint one or more inspectors to act at the stockholder meeting. Each inspector, before entering upon the discharge of the inspector’s duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of their

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ability. The inspector or inspectors may appoint or retain other persons or entities to assist the inspector or inspectors in the performance of their duties. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders, the inspector or inspectors may consider such information as is permitted by applicable law. No person who is a candidate for office at an election may serve as an inspector at such election. When executing the duties of inspector, the inspector or inspectors shall:

(a)         ascertain the number of shares outstanding and the voting power of each;

(b)         determine the shares represented at the meeting and the validity of proxies and ballots;

(c)         count all votes and ballots;

(d)         determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and

(e)         certify their determination of the number of shares represented at the meeting and their count of all votes and ballots.

Section 2.11        Fixing the Record Date.

(a)         In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the determination of stockholders entitled to vote at the adjourned meeting and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for the determination of stockholders entitled to vote therewith at the adjourned meeting.

(b)         In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 2.12        Advance Notice of Stockholder Nominations and Proposals.

(a)         Annual Meetings. At a meeting of the stockholders, only such nominations of persons for the election of directors and such other business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, nominations or such other business must be:

(i)          specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors or any committee thereof;

(ii)         otherwise properly brought before the meeting by or at the direction of the Board of Directors or any committee thereof; or

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(iii)        otherwise properly brought before an annual meeting by a stockholder who is a stockholder of record of the Corporation at the time such notice of meeting is delivered and at the time of the annual meeting of stockholders, who is entitled to vote at the meeting, and who complies with the notice procedures set forth in this Section 2.12.

In addition, any proposal of business (other than the nomination of persons for election to the Board of Directors) must be a proper matter for stockholder action. For business (including, but not limited to, director nominations but other than business proposed pursuant to Rule 14a-8 under the Exchange Act) to be properly brought before an annual meeting by a stockholder pursuant to Section 2.12(a)(iii), the stockholder or stockholders of record intending to propose the business (the “Record Stockholder”) must have given timely notice thereof pursuant to this Section 2.12(a)(iii), in writing to the Secretary even if such matter is already the subject of any notice to the stockholders or Public Disclosure from the Board of Directors. To be timely, a Record Stockholder’s notice for an annual meeting must be delivered to the Secretary at the principal executive offices of the Corporation: (x) not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, in advance of the anniversary of the previous year’s annual meeting if such meeting is to be held on a day which is not more than 30 days in advance of the anniversary of the previous year’s annual meeting or not later than 60 days after the anniversary of the previous year’s annual meeting; and (y) with respect to any other annual meeting of stockholders, including in the event that no annual meeting was held in the previous year, not earlier than the close of business on the 120th day prior to the annual meeting and not later than the close of business on the later of: (1) the 90th day prior to the annual meeting and (2) the close of business on the tenth (10th) day following the first date of Public Disclosure of the date of such meeting. In no event will the adjournment or postponement of an annual meeting (or the public announcement thereof) for which notice has already been given or for which a public announcement of the meeting date has already been made, commence a new notice period (or extend any notice period) for the giving of a stockholder’s notice as described above. For the purposes of this Section 2.12, “Public Disclosure” shall mean a disclosure made in a press release reported by the Dow Jones News Services, The Associated Press, or a comparable national news service or in a document filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14, or 15(d) of the Exchange Act or by such other means as is reasonably designed to inform the public or stockholders of the Corporation in general of such information. The number of nominees a Record Stockholder may nominate for election at an annual meeting (or in the case of a Record Stockholder giving the notice on behalf of a beneficial owner, the number of nominees a Record Stockholder may nominate for election at the annual meeting on behalf of the beneficial owner) shall not exceed the number of directors to be elected by stockholders generally at such annual meeting. Notwithstanding anything in this paragraph to the contrary, in the event that the number of directors to be elected to the Board of Directors at an annual meeting is increased and there is no Public Disclosure by the Corporation naming the nominees for the additional directorships at least ten days before the last day a stockholder of record of the Corporation may deliver a notice of nomination in accordance with this paragraph, a stockholder’s notice required by this Section 2.12(a) shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the tenth day following the day on which such Public Disclosure is first made by the Corporation.

(b)         Stockholder Nominations. For the nomination of any person or persons for election to the Board of Directors pursuant to Section 2.12(a)(iii) or Section 2.12(d), a Record Stockholder’s timely notice to the Secretary (in accordance with the time periods for delivery of timely notice as set forth in this Section 2.12) shall set forth or include:

(i)          the name, age, business address, and residence address of each nominee proposed in such notice;

(ii)         the principal occupation or employment of each such nominee;

(iii)        the class and number of shares of capital stock of the Corporation which are owned of record and beneficially by each such nominee (if any);

(iv)        such other information concerning each such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved) or that is otherwise required to be disclosed, under Section 14(a) of the Exchange Act;

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(v)         a description of any business or personal interests that could place such proposed nominee in any potential conflicts of interest with the Corporation or any of its affiliates, including any interests or relationships with actual or potential competitors of the Corporation, and how the proposed nominee, if elected, intends to mitigate or reconcile any such potential conflicts of interest;

(vi)        a description all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three (3) years, and any material relationships, between or among any Proposing Person (as defined in Section 2.12(b)(ix)), on the one hand, and such proposed nominee, and his or her respective affiliates and associates, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to U.S. federal securities laws or the rules and regulations promulgated thereunder (including Item 404 promulgated under Regulation S-K) if any Proposing Person were the “registrant” for purposes thereof and the proposed nominee were a director or executive officer of such registrant;

(vii)       a written questionnaire with respect to the background, qualification, and independence of such proposed nominee, completed and executed by such proposed nominee, in the form to be provided by the Secretary upon written request of any stockholder of record within 10 days of such request,

(viii)      a written statement and agreement executed by each such proposed nominee acknowledging that such person: (A) consents to being named as a nominee in the proxy statement and form of proxy relating to the meeting at which directors are to be elected and to serving as a director if elected; (B) intends to serve as a director for the full term for which such person is standing for election, and if so elected, shall comply with their fiduciary duties in accordance with the DGCL; (C) represents (1) that the director nominee has read and agrees to adhere to the Corporation’s Code of Ethics and Business Conduct, Related Person Transactions Policy, and any other of the Corporation’s policies or guidelines applicable to directors, including with regard to securities trading; (2) that the director nominee is not and will not become a party to any agreement, arrangement, or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any nomination or other business proposal, issue, or question (a “Voting Commitment”) that has not been disclosed to the Corporation or any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law; and (3) that the director nominee is not and will not become a party to any agreement, arrangement, or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement, or indemnification in connection with such person’s nomination for director or service as a director of the Corporation that has not been disclosed to the Corporation; and (D) represents that all information provided by the director nominee to the Corporation in connection with such nomination is true and accurate as of the date thereof and that such director nominee undertakes to update the Corporation with respect to any material changes or inaccuracies of such information; and

(ix)        as to (1) the Record Stockholder, (2) the beneficial owner, if any on whose behalf the nomination or other business proposal is being made, (3) any participant (as defined in Instruction 3 to Item 4 of Schedule 14A) with such Record Stockholder or such beneficial owner, as applicable, and (4) any affiliate or associate of the foregoing (each a “Proposing Person”):

(A)        the name and address of the each Proposing Person, including, if applicable, their name and address as they appear on the Corporation’s stock ledger;

(B)         the class and number of shares of the Corporation that are directly or indirectly owned of record or beneficially owned by such Proposing Person, including any shares of any class or series of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future;

(C)         a description of any agreement, arrangement, or understanding with respect to such nomination or other business proposal between or among the Proposing Persons, including, without limitation, (1) any agreements, arrangements, or understandings

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that would be required to be disclosed pursuant to Item 5 or Item 6 of Schedule 13D under the Exchange Act and (2) any plans or proposals that relate to or would result in any action that would be required to be disclosed pursuant to Item 4 of Schedule 13D under the Exchange Act (in each case, regardless of whether the requirement to file a Schedule 13D under the Exchange Act is applicable);

(D)        a description of any agreement, arrangement, or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, cash settled swaps, total return swaps, synthetic equity position or similar derivative interests, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the Record Stockholder’s notice or within the prior 24 months by, or on behalf of, any Proposing Person, whether or not such instrument or right shall be subject to settlement in underlying shares of capital stock of the Corporation, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of any Proposing Person;

(E)         a description of any performance-related fees (other than an asset-based fee) that such Proposing Person is entitled to based on any increase or decrease in the value of shares of the Corporation or any derivative positions, if any, as of the date of such notice;

(F)         a description of any direct or indirect material interest of such Proposing Person in any material contract or agreement with the Corporation, any affiliate of the Corporation or any competitor (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement);

(G)        a description of any pending or, to such Proposing Person’s knowledge, threatened legal proceeding in which such Proposing Person is a party or participant involving the Corporation or, to such Proposing Person’s knowledge, any current or former officer, director, affiliate or associate of the Corporation

(H)        a representation that the Proposing Stockholder is a holder of record of shares of the Corporation entitled to vote at the meeting and intends to appear in person at the meeting (or a qualified representative thereof intends to appear in person at the meeting) to nominate the person or persons specified in the notice or propose such other business proposal;

(I)          a representation whether any Proposing Person will engage in a solicitation with respect to such nomination or other business proposal and a statement: (1) confirming whether, the Proposing Person intends, or is part of a group that (x) in the case of a nomination, intends to solicit proxies or votes in support of such director nominees or nomination in accordance with Rule 14a-19 under the Exchange Act, including but not limited to, delivering a proxy statement and form of proxy and soliciting at least the percentage of the voting power of all of the shares of the stock of the Corporation required under applicable law to elect the nominee, and (y) in the case of a business proposal, intends to deliver a proxy statement and form of proxy and solicit at least the percentage of voting power of all of the shares of stock of the Corporation required under applicable law to approve the proposal; and (2) whether or not any such Proposing Stockholder intends to otherwise solicit proxies from stockholders in support of such nomination or other business proposal;

(J)          the names and addresses of other stockholders (including beneficial and record owners and control persons) known by the Proposing Persons to support financially the nomination or other business proposal, and to the extent known, the class and number of all shares of the Corporation’s capital stock owned beneficially or of record by such other stockholders (including beneficial and record owners and control persons); and

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(K)        any other information relating to such Proposing Person that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the business proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.

A stockholder providing written notice required by this Section 2.12 of these bylaws, as applicable, shall update and supplement such notice, and any other information provided to the Corporation, in writing, so that the information provided or required to be provided in such notice is true and correct in all material respects as of (1) the record date for determining the stockholders entitled to notice of the meeting and (2) 5:00 p.m. Eastern Time on the tenth (10th) business day prior to the meeting or any adjournment, postponement or rescheduling thereof. In the case of an update pursuant to clause (1) of the foregoing sentence, such update shall be received by the Secretary at the principal executive office of the Corporation not later than five (5) business days after the record date for determining the stockholders entitled to notice of the meeting, and in the case of an update pursuant to clause (2) of the foregoing sentence, such update shall be received by the Secretary at the principal executive office of the Corporation not later than eight (8) business days prior to the date for the meeting and, if practicable, any adjournment, postponement or rescheduling thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned, postponed or rescheduled). Notwithstanding the foregoing, if a Proposing Person (x) no longer plans to solicit proxies in accordance with its representation(s) pursuant to Section 2.12(b)(ix)(I) of these bylaws or (y) becomes aware of any material inaccuracy or change in information submitted to the Corporation, then the stockholder providing the written notice shall inform the Corporation thereof and update such notice by delivering a writing to the Secretary at the principal executive offices of the Corporation no later than two (2) business days after the occurrence of such change or after such time the Proposing Person became so aware of such material inaccuracy or change, as applicable. For the avoidance of doubt, the obligation to update as set forth in this paragraph shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any proposal or nomination or to submit any new proposal, including by changing or adding nominees, matters, business and/or resolutions proposed to be brought before a meeting of the stockholders. If a stockholder providing written notice fails to provide any written update in accordance with this Section 2.12, the information as to which such written update relates shall be deemed not to have been provided in accordance with these bylaws.

(c)         Other Stockholder Proposals. For all business other than director nominations, a Record Stockholder’s timely notice to the Secretary (in accordance with the time periods for delivery of timely notice as set forth in this Section 2.12) shall set forth as to each matter the Record Stockholder proposes to bring before the annual meeting:

(i)          a brief description of the business desired to be brought before the annual meeting;

(ii)         the reasons for conducting such business at the annual meeting;

(iii)        the text of any proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these bylaws, the language of the proposed amendment);

(iv)        any substantial interest (within the meaning of Item 5 of Schedule 14A under the Exchange Act) in such business of each Proposing Person;

(v)         any other information relating to each Proposing Person required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the proposal and pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder;

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(vi)        a description of all agreements, arrangements, or understandings between or among each Proposing Person and any other person or persons (including their names) in connection with the proposal of such business and any material interest of each Proposing Person in such business, including any anticipated benefit therefrom to each Proposing Person; and

(vii)       all of the other information required by Section 2.12(b)(ix) above.

(d)         Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting (or any supplement thereto) by or at the director of the Board of Directors or the Secretary of the Corporation pursuant to Sections 2.03 and 2.12 of these bylaws. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders called by the Board of Directors at which directors are to be elected pursuant to the Corporation’s notice of meeting:

(i)          by or at the direction of the Board of Directors or any committee thereof; or

(ii)         provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2.12(d) is delivered to the Secretary and at the time of the special meeting of stockholders, who is entitled to vote at the meeting, and upon such election and who complies with the notice procedures set forth in this Section 2.12.

In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if such stockholder delivers a stockholder’s notice that complies with the requirements of Section 2.12(b) to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of: (x) the 90th day prior to such special meeting; or (y) the 10th day following the date of the first Public Disclosure of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall an adjournment, postponement, rescheduling or judicial stay (or the public announcement thereof) commence a new time period (or extend any notice time period) for the giving of a stockholder’s notice as described above. The number of nominees a stockholder may nominate for election at a special meeting (or in the case of a stockholder giving the notice on behalf of a beneficial owner, the number of nominees a stockholder may nominate for election at the special meeting on behalf of the beneficial owner) shall not exceed the number of directors to be elected by stockholders generally at such special meeting.

(e)         Effect of Noncompliance.

(i)          Only such persons who are nominated in accordance with the procedures set forth in this Section 2.12 shall be eligible to be elected at any meeting of stockholders of the Corporation to serve as directors and only such other business shall be conducted at a meeting as shall be brought before the meeting in accordance with the procedures set forth in this Section 2.12. The chair of the meeting, as determined pursuant to Section 2.08, shall have the power and duty to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.12. If any proposed nomination was not made or proposed in compliance with this Section 2.12, or other business was not made or proposed in compliance with this Section 2.12, or if any Proposing Person, or any nominee for director acted contrary to any representation or other agreement required by this Section 2.12 (or with any law, rule, or regulation identified therein) or provided false or misleading information to the Corporation, then except as otherwise required by law, the chair of the meeting shall have the power and duty to declare that such nomination shall be disregarded or that such proposed other business shall not be transacted. Notwithstanding anything in these bylaws to the contrary, unless otherwise required by law, if a Proposing Person intending to propose business or make nominations at an annual meeting or propose a nomination at a special meeting pursuant to this Section 2.12 does not comply with or provide the information required under this Section 2.12 to

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the Corporation, or the Record Stockholder (or a qualified representative of the Record Stockholder) does not appear at the meeting to present the proposed business or nominations, such business or nominations shall not be considered, notwithstanding that proxies in respect of such business or nominations may have been received by the Corporation.

(ii)         If any stockholder provides notice pursuant to Rule 14a-19 under the Exchange Act, such stockholder shall deliver to the Corporation, no later than five business days prior to the applicable meeting, reasonable evidence that it has met all of the applicable requirements of Rule 14a-19 under the Exchange Act. Without limiting the other provisions and requirements of this Section 2.12, unless otherwise required by law, if any Record Stockholder provides such notice and either (A) fails to comply with the requirements of Rule 14a-19 under the Exchange Act or (B) fails to timely provide reasonable evidence of such compliance as required by this Section 2.12(e)(ii), then the Record Stockholder’s nomination of each such proposed nominee shall be disregarded, notwithstanding that the nominee is included as a nominee in the Corporation’s proxy statement, notice of meeting, or other proxy materials for any annual meeting (or any supplement thereto) and the Corporation shall disregard any proxies or votes solicited for such stockholder’s nominees.

(iii)        In addition, a Record Stockholder may not designate any substitute or alternate nominees unless such stockholder provides timely notice of such substitute or alternate nominee(s) in accordance with Section 2.12(b) of these bylaws, in the case of an annual meeting, or Section 2.12(d) of these bylaws, in the case of a special meeting (and such notice contains all of the information, representations, agreements, questionnaires and certifications with respect to such substitute or alternate nominee(s) that are required by the Bylaws with respect to nominees for director election submitted by a stockholder).

(iv)        For purposes of these bylaws the following definitions shall apply:

(A)        “affiliate” and “associate” shall have the meanings ascribed thereto in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”); provided, however, that the term “partner” as used in the definition of “associate” shall not include any limited partner that is not involved in the management of the relevant partnership;

(B)         “competitor” shall mean any entity that the Board of Directors determines, in good faith, provides products or services that compete with or are alternatives to the principal products produced or services provided by the Corporation or its affiliates, a list of which entities shall be maintained by the Corporation and provided within ten (10) days following a request therefor by a stockholder;

(f)          Rule 14a-8. This Section 2.12 shall not apply to a proposal proposed to be made by a stockholder if the stockholder has notified the Corporation of the stockholder’s intention to present the proposal at an annual or special meeting only pursuant to and in compliance with Rule 14a-8 under the Exchange Act and such proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such meeting.

Section 2.13        Stockholder Action by Consent. Subject to the rights of the holders of any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders of the Corporation and may not be effected by any consent in writing by such stockholders, unless taking such action by consent in lieu of a meeting relates to the approval of any amendment to the Certificate of Incorporation to subdivide or combine the outstanding shares of Common Stock into a greater or lesser number of shares (with or without a proportionate increase or decrease to the authorized shares of Common Stock) that is approved by all directors of the Corporation then in office.

Section 2.14        Notices to the Corporation. Whenever notice is to be given to the Corporation by a stockholder under any provision of law or of the Certificate of Incorporation or these bylaws, such notice shall be delivered to the Secretary at the principal executive offices of the Corporation. If delivered by electronic transmission, the stockholder’s notice shall be directed to the Secretary at the electronic mail address or facsimile number, as the case may be, specified in the Corporation’s most recent proxy statement.

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ARTICLE III
Board of Directors

Section 3.01        General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The Board of Directors may adopt such rules and procedures, not inconsistent with the Certificate of Incorporation, these bylaws, or applicable law, as it may deem proper for the conduct of its meetings and the management of the Corporation.

Section 3.02        Term of Office. Each director shall hold office until a successor is duly elected and qualified or until the director’s earlier death, resignation, disqualification, or removal.

Section 3.03        Resignation. Any director may resign at any time by notice given in writing or by electronic transmission to the Corporation. Such resignation shall take effect at the date of receipt of such notice by the Corporation or at such later effective date or upon the happening of an event or events as is therein specified. A resignation that is conditioned on a director failing to receive a specified vote for reelection as a director may provide that it is irrevocable. A verbal resignation shall not be deemed effective until confirmed by the director in writing or by electronic transmission to the Corporation.

Section 3.04        Fees and Expenses. Directors shall receive such reasonable fees for their services on the Board of Directors and any committee thereof and such reimbursement of their actual and reasonable expenses as may be fixed or determined by the Board of Directors.

Section 3.05        Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such times and at such places, if any, as may be determined from time to time by the Board of Directors.

Section 3.06        Special Meetings. Special meetings of the Board of Directors may be held at such times and at such places, if any, as may be determined by the Chair of the Board or the Chief Executive Officer on at least 24 hours’ notice to each director given by one of the means specified in Section 3.09 hereof other than by mail or on at least three days’ notice if given by mail. Special meetings shall be called by the Chair of the Board or the Chief Executive Officer in like manner and on like notice on the written request of any two or more directors. The notice need not state the purposes of the special meeting and, unless indicated in the notice thereof, any and all business may be transacted at a special meeting.

Section 3.07        Remote Meetings. Board of Directors or Board of Directors committee meetings may be held by means of telephone or video conference or other communications equipment by means of which all persons participating in the meeting can hear each other and be heard. Participation by a director in a meeting pursuant to this Section 3.07 shall constitute presence in person at such meeting.

Section 3.08        Adjourned Meetings. A majority of the directors present at any meeting of the Board of Directors, including an adjourned meeting, whether or not a quorum is present, may adjourn and reconvene such meeting to another time and place. At least 24 hours’ notice of any adjourned meeting of the Board of Directors shall be given to each director whether or not present at the time of the adjournment, if such notice shall be given by one of the means specified in Section 3.09 hereof other than by mail, or at least three days’ notice if by mail. Any business may be transacted at an adjourned meeting that might have been transacted at the meeting as originally called.

Section 3.09        Notices. Subject to Section 3.06, Section 3.08, and Section 3.10 hereof, whenever notice is required to be given to any director by applicable law, the Certificate of Incorporation, or these bylaws, such notice shall be deemed given effectively if given in person or by telephone, mail addressed to such director at such director’s address as it appears on the records of the Corporation, facsimile, email, or by other means of electronic transmission.

Section 3.10        Waiver of Notice. Whenever notice to directors is required by applicable law, the Certificate of Incorporation, or these bylaws, a waiver thereof, in writing signed by, or by electronic transmission by, the director entitled to the notice, whether before or after such notice is required, shall be deemed equivalent to notice. Attendance by a director at a meeting shall constitute a waiver of notice of such meeting except when the director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting was not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special Board of Directors or committee meeting need be specified in any waiver of notice.

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Section 3.11        Organization. At each regular or special meeting of the Board of Directors, the Chair of the Board or, in the absence of the Chair of the Board, another director or officer selected by the Board of Directors shall preside. The Secretary shall act as secretary at each meeting of the Board of Directors. If the Secretary is absent from any meeting of the Board of Directors, an assistant secretary of the Corporation shall perform the duties of secretary at such meeting; and in the absence from any such meeting of the Secretary and all assistant secretaries of the Corporation, the person presiding at the meeting may appoint any person to act as secretary of the meeting.

Section 3.12        Quorum of Directors. Except as otherwise provided by these bylaws, the Certificate of Incorporation, or required by applicable law, the presence of a majority of the total number of directors on the Board of Directors shall be necessary and sufficient to constitute a quorum for the transaction of business at any meeting of the Board of Directors.

Section 3.13        Action by Majority Vote. Except as otherwise provided by these bylaws, the Certificate of Incorporation, or required by applicable law, the vote of a majority of the directors, including the Chair of the Board, present at a meeting of the Board of Directors at which a quorum is present shall be the act of the Board of Directors.

Section 3.14        Directors’ Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all directors or members of such committee, as the case may be, consent thereto in writing or by electronic transmission and any consent may be documented, signed, and delivered in any manner permitted by Section 116 of the DGCL After an action is taken, the consent or consents relating thereto shall be filed with the minutes of proceedings of the Board of Directors or committee in accordance with applicable law.

Section 3.15        Chair of the Board. The Board of Directors shall annually elect one of its members to be its chair (the “Chair of the Board”) and shall fill any vacancy in the position of Chair of the Board at such time and in such manner as the Board of Directors shall determine. Except as otherwise provided in these bylaws, the Chair of the Board shall preside at all meetings of the Board of Directors and of stockholders. The Chair of the Board shall perform such other duties and services as shall be assigned to or required of the Chair of the Board by the Board of Directors.

Section 3.16        Committees of the Board of Directors. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. If a member of a committee shall be absent from any meeting, or disqualified from voting, the remaining member or members present at the meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent permitted by applicable law, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers that may require it to the extent so authorized by the Board of Directors. Unless the Board of Directors provides otherwise, at all meetings of any such committee, (a) a majority of the then authorized members of the committee shall constitute a quorum for the transaction of business and (b) the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the such committee. Each committee shall keep regular minutes of its meetings. Unless the Board of Directors provides otherwise, each committee designated by the Board of Directors may make, alter, and repeal rules and procedures for the conduct of its business. In the absence of such rules and procedures each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to this ARTICLE III.

ARTICLE IV
Officers

Section 4.01        Positions and Election. The officers of the Corporation shall be chosen by the Board of Directors and shall include a chief executive officer (the “Chief Executive Officer”), a chief financial officer (the “Chief Financial Officer”), and a secretary (the “Secretary”). The Board of Directors, in its discretion, may also elect one or more vice presidents, assistant treasurers, assistant secretaries, and other officers in accordance with these bylaws. Any two or more offices may be held by the same person.

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Section 4.02        Term. Each officer of the Corporation shall hold office until such officer’s successor is elected and qualified or until such officer’s earlier death, resignation, or removal. Any officer elected or appointed by the Board of Directors may be removed by the Board of Directors at any time with or without cause by the majority vote of the members of the Board of Directors then in office. The removal of an officer shall be without prejudice to such officer’s contract rights, if any. The election or appointment of an officer shall not of itself create contract rights. Any officer of the Corporation may resign at any time by giving notice of their resignation in writing, or by electronic transmission, to the Chief Executive Officer or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Should any vacancy occur among the officers, the position shall be filled for the unexpired portion of the term by appointment made by the Board of Directors or an officer of the Corporation, if the Board of Directors has delegated its authority to such officer.

Section 4.03        Chief Executive Officer. The Chief Executive Officer shall, subject to the provisions of these bylaws and the control of the Board of Directors, be the principal executive officer of the Corporation and have general supervision, direction, and control over the business of the Corporation and over its officers. The Chief Executive Officer shall perform all duties incident to the office of the Chief Executive Officer, and any other duties as may be from time to time assigned to the Chief Executive Officer by the Board of Directors, in each case subject to the control of the Board of Directors.

Section 4.04        Secretary. The Secretary shall keep full and complete records of the proceedings of the Board of Directors and all meetings of the stockholders and record all votes and the minutes of all proceedings, and shall perform like duties for committees of the Board of Directors when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors, the Chair of the Board, or the Chief Executive Officer. The Secretary shall keep in safe custody the seal of the Corporation and have authority to affix the seal to all documents requiring it and attest to the same.

Section 4.05        Chief Financial Officer. The Chief Financial Officer shall be the principal financial officer of the Corporation and shall exercise general supervision over the Corporation’s finances and the receipt, custody, and disbursement of corporate funds. The Chief Financial Officer shall cause the funds of the Corporation to be deposited in such banks as may be authorized by the Board of Directors, or in such banks as may be designated as depositaries in the manner provided by resolution of the Board of Directors. The Chief Financial Officer shall have such further powers and duties as may be prescribed from time to time by the Board of Directors, the Chair of the Board, or the Chief Executive Officer.

Section 4.06        Other Officers. The powers and duties of the other officers of the Corporation shall be as provided from time to time by resolution of the Board of Directors. In the absence of such resolution, the respective officers shall have the powers and shall discharge the duties customarily and usually held and performed by like officers of corporations similar in organization and business purposes to the Corporation subject to the control of the Board of Directors.

Section 4.07        Duties of Officers May Be Delegated. In case any officer is absent, or for any other reason that the Board of Directors may deem sufficient, the Chief Executive Officer or the Board of Directors may delegate for the time being the powers or duties of such officer to any other officer or to any director.

ARTICLE V
INDEMNIFICATION

Section 5.01        Indemnification. Each person who was or is a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or an officer of the Corporation or while serving as a director or officer of the Corporation is or was serving at the request of the Corporation as a director, officer, employee, agent or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee, agent or trustee, or in any other capacity while serving as a director, officer, employee, agent or trustee, shall

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be indemnified and held harmless by the Corporation to the fullest extent permitted by Delaware law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith.

Section 5.02        Authorization of Indemnification. Any indemnification under this Article V (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the indemnitee is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (iv) by the stockholders (but only if a majority of the directors who are not parties to such action, suit or proceeding, if they constitute a quorum of the board of directors, presents the issue of entitlement to indemnification to the stockholders for their determination). Such determination shall be made, with respect to former directors and officers, by any person or persons having the authority to act on the matter on behalf of the Corporation. To the extent that any indemnitee has been successful on the merits or otherwise in defense of any action, suit or proceeding described in Section 5.01, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith (and, for the avoidance of doubt, without the necessity of a determination that the person has met any applicable standard of conduct under the DGCL).

Section 5.03        Good Faith Defined. For purposes of any determination under Section 5.02, to the fullest extent permitted by applicable law, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person’s conduct was unlawful, if such person’s action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to such person by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the corporation or another enterprise. The term “another enterprise” as used in this Section 5.03 shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the corporation as a director, officer, employee or agent. The provisions of this Section 5.03 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct (if any) with respect to a right to indemnification.

Section 5.04        Advancement of Expenses. In addition to indemnification pursuant to Section 5.01, the Corporation shall pay an indemnitee the expenses (including attorney’s fees) incurred in defending any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the DGCL requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon receipt by the Corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under Section 5.01 or otherwise.

Section 5.05        Right of Indemnitee to Bring Suit. If a claim under Sections 5.01 or 5.04 is not paid in full by the Corporation within 60 days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. To the fullest extent permitted by law, if successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement

Annex B-15

of expenses) it shall be a defense that, and (ii) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct under the DGCL, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article V or otherwise shall be on the Corporation.

Section 5.06        Limitation on Indemnification. Except with respect to a proceeding to enforce rights to indemnification or advancement, the Corporation shall indemnify or advance expenses to any indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.

Section 5.07        Non-Exclusivity of Rights. The rights conferred on any person by this ARTICLE V will not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these bylaws, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in their official capacity and as to action in another capacity while holding office. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees, or agents respecting indemnification and advances, to the fullest extent not prohibited by the DGCL.

Section 5.08        Other Indemnification. The Corporation’s obligation, if any, to indemnify and hold harmless any indemnitee who was or is serving at its request as a director, officer, employee, agent or trustee of another corporation, partnership, joint venture, trust, enterprise, or nonprofit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise, or nonprofit entity.

Section 5.09        Indemnification of Employees and Agents. The Corporation may grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent permitted by law and on such terms and conditions as may be determined by the Corporation.

Section 5.10        Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, enterprise, or nonprofit entity against any liability asserted against them and incurred by them in any such capacity, or arising out of their status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of the DGCL.

Section 5.11        Definition of the “Corporation”. The term the “Corporation” in this Article V includes: the Corporation and any predecessor thereto and in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger that, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, stands in the same position under the provisions of this Article V with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

Section 5.12        Nature of Rights; Repeal, Amendment, or Modification. The rights conferred upon indemnitees in this ARTICLE VIII shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer or trustee and shall inure to the benefit of the indemnitee’s heirs, executors and

Annex B-16

administrators. Any amendment, repeal, or modification of this ARTICLE V shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

ARTICLE VI
Stock Certificates and Their Transfer

Section 6.01        Certificates Representing Shares. The shares of stock of the Corporation shall be represented by certificates; provided that the Board of Directors may provide by resolution or resolutions that some or all of any class or series shall be uncertificated shares that may be evidenced by a book-entry system maintained by the registrar of such stock. The certificates representing shares of stock shall be signed by, or in the name of, the Corporation by any two authorized officers of the Corporation. Any or all such signatures may be electronic or facsimiles. In case any officer, transfer agent, or registrar who has signed such a certificate ceases to be an officer, transfer agent, or registrar before such certificate has been issued, it may nevertheless be issued by the Corporation with the same effect as if the signatory were still such at the date of its issue.

Section 6.02        Transfers of Stock. Stock of the Corporation shall be transferable in the manner prescribed by law and in these bylaws. Transfers of stock shall be made on the books administered by or on behalf of the Corporation only by the direction of the registered holder thereof or such person’s attorney, lawfully constituted in writing, and, in the case of certificated shares, upon the surrender to the Corporation or its transfer agent or other designated agent of the certificate thereof, which shall be cancelled before a new certificate or uncertificated shares shall be issued.

Section 6.03        Transfer Agents and Registrars. The Board of Directors may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars.

Section 6.04        Lost, Stolen, or Destroyed Certificates. The Board of Directors or the Secretary may direct a new certificate or uncertificated shares to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen, or destroyed upon the making of an affidavit of that fact by the owner of the allegedly lost, stolen, or destroyed certificate. When authorizing such issue of a new certificate or uncertificated shares, the Board of Directors or the Secretary may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen, or destroyed certificate, or the owner’s legal representative to give the Corporation a bond sufficient to indemnify it against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, or destroyed or the issuance of such new certificate or uncertificated shares.

ARTICLE VII
General Provisions

Section 7.01        Seal. The seal of the Corporation shall be in such form as shall be approved by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise, as may be prescribed by law or custom or by the Board of Directors.

Section 7.02        Fiscal Year. The fiscal year of the Corporation shall be the calendar year or as otherwise determined by resolution of the Board of Directors.

Section 7.03        Checks, Notes, Drafts, Etc. All checks, notes, drafts, or other orders for the payment of money of the Corporation shall be signed, endorsed, or accepted in the name of the Corporation by such officer, officers, person, or persons as from time to time may be designated by the Board of Directors or by an officer or officers authorized by the Board of Directors to make such designation.

Section 7.04        Conflict with Applicable Law or Certificate of Incorporation. These bylaws are adopted subject to any applicable law and the Certificate of Incorporation. Whenever these bylaws may conflict with any applicable law or the Certificate of Incorporation, such conflict shall be resolved in favor of such law or the Certificate of Incorporation.

Section 7.05        Books and Records. Any records administered by or on behalf of the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be maintained on any information storage device, method, or one or more electronic networks or databases (including one or more

Annex B-17

distributed electronic networks or databases); provided, that the records so kept can be converted into clearly legible paper form within a reasonable time, and, with respect to the stock ledger, the records so kept comply with Section 224 of the DGCL. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to applicable law.

ARTICLE VIII
Amendments

These bylaws may be adopted, amended, or repealed by the stockholders entitled to vote; provided, however, that pursuant to the Certificate of Incorporation, the Board of Directors may adopt, amend, or repeal these bylaws and, provided further, that any proposal by a stockholder to amend these bylaws will be subject to the provisions of ARTICLE II of these bylaws except as otherwise required by law. The fact that such power has been so conferred upon the Board of Directors does not divest the stockholders of the power, nor limit their power to adopt, amend, or repeal bylaws.

Annex B-18

Annex C

STATE OF DELAWARE
CERTIFICATE OF CONVERSION
FROM A NON-DELAWARE CORPORATION TO A
DELAWARE CORPORATION PURSUANT TO SECTION 265 OF
THE DELAWARE GENERAL CORPORATION LAW

1.           The jurisdiction where the non-Delaware corporation was first formed is Utah and the date the non-Delaware corporation first formed is December 2, 2019.

2.           The jurisdiction immediately prior to filing this Certificate is Utah.

3.           The name of the non-Delaware corporation immediately prior to filing this Certificate is Kindly MD, Inc.

4.           The name of the corporation as set forth in the Certificate of Incorporation is Kindly MD, Inc.

Annex C-1

IN WITNESS WHEREOF, the undersigned has executed this Certificate on the ___ day of ___ 2025.

By:
Authorized Person or Officer

Name:
Print or Type

Annex C-2

VOTE ON INTERNETGo to http://www.vstocktransfer.com/proxyClick on Proxy Voter Login and log-on using thebelow control number. Voting will be open until 11:59p.m. Eastern Time on December 16, 2025.CONTROL #VOTE BY MAILMark, sign and date your proxy card andreturn it in the envelope we have provided.* SPECIMEN * ATTEND THE VIRTUAL MEETING1 MAIN STREETANYWHERE PA 99999-9999If you would like to attend the 2025 annual meeting ofstockholders (the “2025 Annual Meeting”), pleaseregister for the 2025 Annual Meeting, to be held at8:30 AM (Mountain Time), on December 17, 2025 viathe following URL:https://meeting.vstocktransfer.com/KINDLYDEC25 Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.2025 Annual Meeting of Stockholders Proxy Card - Kindly MD, Inc.DETACH PROXY CARD HERE TO VOTE BY MAILTHE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL THE DIRECTOR NOMINEES AND “FOR” ALL LISTED PROPOSALS.1. To elect two Class I director nominees to serve on the Board of Directors:WITHHOLD AUTHORITY TO VOTE FORALL NOMINEES LISTED BELOWFOR ALL NOMINEES LISTED BELOW(except as marked to the contrary below)INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THENOMINEES’ NAMES BELOW:01 Perianne Boring 02 Greg Xethalis2. To approve the conversion of Kindly MD, Inc. from a Utah corporation to a Delaware corporation.FOR AGAINST ABSTAIN3. To ratify the appointment of Sadler, Gibb & Associates, LLC as Kindly MD, Inc.’s independent registered public accounting firm for thefiscal year ending December 31, 2025.FOR AGAINST ABSTAIN4. To approve the adjournment of the 2025 Annual Meeting to a later date or dates, if necessary, to permit further solicitation and voting ofproxies in the event there are not sufficient votes in favor of any of proposals 1-3 or if there are not sufficient shares present to establish aquorum.FOR AGAINST ABSTAINNote: To transact such other business as may properly come before the 2025 Annual Meeting or any continuations, adjournments or postponements thereof.Date Signature Signature, if held jointlyNote: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator,attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title assuch. If signer is a partnership, please sign in partnership name by an authorized person.To change the address on your account, please check the box at right and indicate your new address.* SPECIMEN * AC:ACCT9999 90.00

Kindly MD, Inc. 2025 Annual Meeting of Stockholders December 17, 2025 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 17, 2025 The Meeting Materials for the 2025 Annual Meeting are available online at: https://ts.vstocktransfer.com/irhlogin/I-KINDLYMD To Register for the Virtual 2025 Annual Meeting, Please Visit: https://meeting.vstocktransfer.com/KINDLYDEC25 DETACH PROXY CARD HERE TO VOTE BY MAIL THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned appoints David Bailey, Amanda Fabiano, and Kyle Simon (each a “Proxy” and collectively, the “Proxies”), and each of them independently, with full power of substitution as Proxies to vote the shares of common stock, par value $0.001 per share, of the Company (as defined below) that the undersigned is entitled to vote (the “Shares”) at the 2025 annual meeting of stockholders (the “2025 Annual Meeting”) of Kindly MD, Inc. (the “Company”) to be held virtually on December 17, 2025 at 8:30 am (Mountain Time), https://meeting.vstocktransfer.com/KINDLYDEC25, and at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and, unless such authority is withheld on the reverse side hereof, in the Proxies’ discretion on such other matters as may properly come before the 2025 Annual Meeting or any adjournment or postponement thereof. This proxy when properly executed and returned will be voted in the manner directed by the undersigned stockholder. If no direction is indicated with respect to the proposals on the reverse, this proxy will be voted in accordance with the recommendations of the Board of Directors of the Company. The proxies are also authorized to vote upon such other matters as may properly come before the 2025 Annual Meeting in accordance with their discretion. Electronic Delivery of Future Proxy Materials: If you would like to reduce the costs incurred by Kindly MD, Inc. in mailing materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via email or the internet. To sign up for electronic delivery, please vote online and once your vote is cast you will have the option to enter your email information, or if submitting via Mail please provide your email address below and check here to indicate you consent to receive or access proxy materials electronically in future mailings for this issuer: Email Address: PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE (Continued and to be signed on Reverse Side)